Exhibit 10.1 Execution Copy EQUITY PURCHASE AGREEMENT FOR THE PURCHASE OF ALL OF THE EQUITY INTERESTS OF SCRANTON MANUFACTURING COMPANY INC.

i TABLE OF CONTENTS ARTICLE 1 – SALE AND PURCHASE OF INTERESTS ........................................................................ 1 ARTICLE 2 – PURCHASE PRICE AND ADJUSTMENT ........................................................................ 1 2.1 Purchase Price .................................................................................................................... 1 2.2 Calculation of Estimated Base Purchase Price for Closing ............................................... 1 2.3 Payment of Estimated Base Purchase Price at Closing and Related Payments ................. 2 2.4 Base Purchase Price Adjustment ....................................................................................... 2 2.5 Earn Out Payment .............................................................................................................. 5 2.6 Withholding Tax ................................................................................................................ 6 ARTICLE 3 – REPRESENTATIONS AND WARRANTIES OF SELLER .............................................. 6 3.1 Organization and Good Standing ....................................................................................... 6 3.2 Authority and Authorization; Conflicts. ............................................................................ 6 3.3 Ownership of Interests ....................................................................................................... 7 3.4 Proceedings ........................................................................................................................ 7 3.5 Brokers ............................................................................................................................... 7 ARTICLE 4 – REPRESENTATIONS AND WARRANTIES OF THE COMPANY ................................ 7 4.1 Organization and Good Standing ....................................................................................... 7 4.2 Capitalization and Subsidiaries .......................................................................................... 7 4.3 Authority and Authorization; Conflicts; Consents............................................................. 8 4.4 Financial Matters. .............................................................................................................. 8 4.5 Taxes ................................................................................................................................ 10 4.6 Litigation and Orders ....................................................................................................... 11 4.7 Compliance with Law ...................................................................................................... 11 4.8 Contracts. ......................................................................................................................... 12 4.9 Certain Assets. ................................................................................................................. 14 4.10 Real Property. .................................................................................................................. 14 4.11 Environmental Matters .................................................................................................... 16 4.12 Intellectual Property. ........................................................................................................ 17 4.13 Insurance. ......................................................................................................................... 19 4.14 Absence of Certain Events ............................................................................................... 19 4.15 Employee Benefits. .......................................................................................................... 21 4.16 Employees and Labor Relations. ..................................................................................... 23 4.17 Certain Business Relationships ........................................................................................ 24 4.18 Customers and Suppliers. ................................................................................................ 24 4.19 Data Privacy. .................................................................................................................... 25 4.20 Absence of Certain Business Practices ............................................................................ 26 4.21 Brokers ............................................................................................................................. 26 4.22 Product and Service Warranties ....................................................................................... 26 4.23 Product Liability Claims .................................................................................................. 26 4.24 Trade Compliance ............................................................................................................ 27 ARTICLE 5 – REPRESENTATIONS AND WARRANTIES OF BUYER ............................................. 27 5.1 Organization and Good Standing ..................................................................................... 27 5.2 Authority and Authorization; Conflicts; Consents........................................................... 27

TABLE OF CONTENTS (continued) Page ii 5.3 Litigation and Orders ....................................................................................................... 27 5.4 Availability of Funds ....................................................................................................... 27 5.5 Solvency........................................................................................................................... 28 5.6 Securities .......................................................................................................................... 28 5.7 Brokers ............................................................................................................................. 28 ARTICLE 6 – CERTAIN COVENANTS ................................................................................................. 28 6.1 Further Actions; Regulatory Approvals; Required Actions. ............................................ 28 6.2 Pre-Closing Conduct of Business. ................................................................................... 30 6.3 Access to Information. ..................................................................................................... 32 6.4 Further Assurances .......................................................................................................... 33 6.5 Confidentiality and Publicity. .......................................................................................... 33 6.6 Employee Matters ............................................................................................................ 34 6.7 Exculpation and Indemnification of Directors and Officers. ........................................... 35 6.8 Tax Matters ...................................................................................................................... 36 6.9 R&W Insurance ............................................................................................................... 39 6.10 No Shop ........................................................................................................................... 39 6.11 Legal Representation; Conflicts Waiver. ......................................................................... 39 6.12 Consent ............................................................................................................................ 40 6.13 Releases ........................................................................................................................... 40 6.14 Non-Compete; Non-Solicitation and No-Hire; Exceptions to Certain Restrictions ........ 41 6.15 Title Commitments; Surveys ........................................................................................... 43 6.16 Wolverine Lease and Industrial Park Lease Matters ....................................................... 43 ARTICLE 7 – CLOSING AND CLOSING DELIVERIES; TERMINATION ......................................... 43 7.1 Closing ............................................................................................................................. 43 7.2 Closing Deliveries by Seller ............................................................................................ 43 7.3 Closing Deliveries by Buyer ............................................................................................ 44 7.4 Termination of Agreement ............................................................................................... 45 7.5 Effect of Termination ....................................................................................................... 45 ARTICLE 8 – CONDITIONS TO OBLIGATIONS TO CLOSE ............................................................. 45 8.1 Conditions to Obligation of Buyer to Close .................................................................... 45 8.2 Conditions to Obligation of Seller and the Company to Close ........................................ 47 ARTICLE 9 – NO SURVIVAL, INDEMNIFICATION AND OTHER TERMS ..................................... 47 9.1 No Survival of Representations, Warranties and Pre-Closing Covenants ....................... 47 9.2 Seller Indemnification ...................................................................................................... 48 9.3 Buyer’s Independent Investigation .................................................................................. 50 9.4 Certain Disclaimers .......................................................................................................... 50 9.5 Non-Recourse .................................................................................................................. 50 ARTICLE 10 – CERTAIN GENERAL TERMS AND OTHER AGREEMENTS ................................... 51 10.1 Notices ............................................................................................................................. 51 10.2 Expenses .......................................................................................................................... 51 10.3 Interpretation; Construction ............................................................................................. 51 10.4 Parties in Interest; Third-Party Beneficiaries ................................................................... 52 10.5 Governing Law, Venue and Waiver of Jury Trial ........................................................... 53

TABLE OF CONTENTS (continued) Page iii 10.6 Entire Agreement; Amendment; Waiver ......................................................................... 53 10.7 Assignment; Binding Effect ............................................................................................. 53 10.8 Severability; Blue-Pencil ................................................................................................. 54 10.9 Disclosure Schedules ....................................................................................................... 54 10.10 Remedies .......................................................................................................................... 54 10.11 Counterparts ..................................................................................................................... 54 ARTICLE 11 – CERTAIN DEFINITIONS ............................................................................................... 55 EXHIBITS: Exhibit 2.5 — Earn Out Payment Exhibit 6.2(b) Exhibit 6.2(c) Exhibit 6.8(a) — — — Permitted Actions Exceptions to Termination of Certain Contracts and Settlement of Certain Accounts Purchase Price Allocation Methodologies Exhibit 6.9 — Form of Binder Agreement Exhibit 8.1(f) — Form of Officer’s Certificate of Seller Exhibit 8.1(g) — Form of Officer’s Certificate of the Company Exhibit 8.2(c) — Form of Officer’s Certificate of Buyer Exhibit 11.1 — Form of Escrow Agreement Exhibit 11.2 — Net Working Capital Exhibit Exhibit 11.3 — Forms of License Agreements Exhibit 11.4 — Form of Transition Services Agreement

1 EQUITY PURCHASE AGREEMENT THIS EQUITY PURCHASE AGREEMENT (this “Agreement”) is entered into effective as of September 24, 2025, by and among (1) Federal Signal Corporation, a Delaware corporation (“Buyer”), (2) Scranton Manufacturing Company Inc., an Iowa corporation (the “Company”), and (3) McLaughlin Family Companies Inc., an Iowa corporation (“Seller”). The Company, Seller, and Buyer are each also sometimes referred to as a “Party” and collectively as the “Parties”. Section 10.3 contains certain interpretations and constructions. ARTICLE 11 contains definitions of certain capitalized terms. Recitals A. Seller owns all of the issued and outstanding shares of capital stock of the Company, which, pursuant to the Conversion (as defined below), will be converted to 100% of the membership interests in a limited liability company prior to the Closing (such shares, prior to the Conversion, and such membership interests, following the Conversion, the “Interests”). B. Prior to the Closing, the Company shall, and Seller shall cause the Company to, convert from an Iowa corporation to a Delaware limited liability company (the “Conversion”). C. References in this Agreement to the “Company” shall be deemed to include Scranton Manufacturing Company Inc. and its successor limited liability company following the Conversion, as applicable or appropriate. D. Seller intends to sell to Buyer, and Buyer intends to purchase from Seller, all of the Interests, upon and subject to the terms of this Agreement. Agreement In consideration of the foregoing, which is part of this Agreement, and the representations, warranties, covenants and agreements in this Agreement, each Party hereby agrees as follows: ARTICLE 1 – SALE AND PURCHASE OF INTERESTS Upon and subject to the terms herein, at Closing, Seller will sell, assign and transfer to Buyer the Interests, free and clear of all Encumbrances (other than restrictions imposed by securities laws applicable to securities generally) and Buyer will purchase and acquire from Seller all of its right, title and interest in, to and under the Interests. ARTICLE 2 – PURCHASE PRICE AND ADJUSTMENT 2.1 Purchase Price. Upon and subject to the terms herein, Buyer will pay to Seller as consideration for the Interests an aggregate amount (such amount, as adjusted, is the “Purchase Price”) equal to the sum of: (a) $396,000,000.00; (b) $30,000,000.00, representing an aggregate payment in respect of the Company’s interests in the Real Property (as defined below) (the payments in clauses (a) and (b) are referred to herein as the “Base Purchase Price” and are to be adjusted pursuant to the terms herein); and (c) an amount of up to $54,000,000.00 in the form of the Earn Out Payment (as defined below), if earned in accordance with Section 2.5. 2.2 Calculation of Estimated Base Purchase Price for Closing. On or before the third Business Day before the Closing Date, Seller will deliver to Buyer a written (a) statement in reasonable detail containing Seller’s reasonable estimate (the “Estimated Statement”) of (1) Net Working Capital (“Estimated Net Working Capital”), Closing Cash (“Estimated Closing Cash”), Closing Indebtedness (“Estimated Closing Indebtedness”), and Transaction Expenses (“Estimated Transaction Expenses”), and (2) the “Estimated Base Purchase Price,” which will equal the Base Purchase Price plus (A) the amount, if any, by which Estimated Net Working Capital exceeds Target Net Working Capital, minus (B) the amount, if any, by which Target Net Working Capital exceeds Estimated Net Working Capital, plus (C) Estimated

2 Closing Cash, minus (D) Estimated Closing Indebtedness, minus (E) Estimated Transaction Expenses, (b) schedule setting forth each Person to whom an Estimated Transaction Expense is owing, the amount of Estimated Transaction Expenses owing to such Person, and the wire transfer instructions for each such Person that are to be used by Buyer when making the payments required by Section 2.3(c)(the “Transaction Expense Schedule”), and (c) schedule setting forth the wire transfer instructions for Seller that are to be used by Buyer when making the payment required by Section 2.3(d) (the “Instruction Schedule”). If, prior to the Closing, Buyer has not given Seller notice of its objection to the Estimated Statement, the Estimated Base Purchase Price shall be as set forth in the Estimated Statement. If Buyer gives Seller notice of objection, Seller and Buyer shall work together in good faith to resolve the issue in dispute. If all disputed issues are resolved, the Estimated Base Purchase Price shall be as reflected in an updated Estimated Statement agreed upon by Buyer and Seller. If Buyer and Seller are unable to resolve all such disputed issues, the Estimated Net Working Capital shall equal the Target Net Working Capital and the Estimated Closing Indebtedness, Estimated Closing Cash and Estimated Transaction Expenses shall equal the amounts set forth in the Estimated Statement. 2.3 Payment of Estimated Base Purchase Price at Closing and Related Payments. Upon and subject to the terms herein, at Closing, Buyer will make the following payments: (a) Buyer will, on behalf of Seller, deposit into escrow with the Escrow Agent the amount of $5,000,000.00 (the “Adjustment Escrow Amount”) to be held, disbursed and otherwise administered by the applicable Parties and the Escrow Agent pursuant to the terms hereof and the Escrow Agreement; (b) Buyer will, on behalf of Seller or the Company, as applicable, pay the amount of Estimated Closing Indebtedness, if any, stated in each Payoff Letter directly to each applicable third party, as stated in such Payoff Letter; (c) Buyer will, on behalf of the Company, pay all Estimated Transaction Expenses to the Persons identified in the Transaction Expense Schedule (and to each such Person the amount identified with respect to such Person), by wire transfer of immediately available funds to each account set forth in the Transaction Expense Schedule; provided that: (1) any portion of Estimated Transaction Expenses that is to be treated as compensation for Tax purposes to any employee of the Company shall not be paid directly to the applicable employee, but instead shall be paid through the Company’s payroll system no later than the next regularly scheduled payroll date of the Company following the date such portion of the Estimated Transaction Expenses would otherwise be payable; and (2) all such payments pursuant to clause (c)(1) above will be made net of applicable withholding or other Taxes required to be so withheld by Applicable Law, which amounts shall be paid through the Company’s payroll system to the applicable Governmental Authority; and (d) Buyer will pay the Closing Payment to Seller by wire transfer of immediately available funds to the accounts set forth in the Instruction Schedule. 2.4 Base Purchase Price Adjustment. Seller and Buyer will cooperate with each other and each other’s representatives in all reasonable respects in connection with the matters in this ARTICLE 2, including giving each other and such representatives reasonable access at reasonable times to one or more employees of such Party knowledgeable of such matters and as designated by such Party from time to time and the applicable properties, books and records of the Company for such matters. The final determination of Net Working Capital, Closing Cash, Closing Indebtedness and Transaction Expenses pursuant to this Section 2.4 is “Final Net Working Capital,” “Final Closing Cash,” “Final Closing Indebtedness,” and “Final Transaction Expenses,” respectively. Any payments made pursuant to this Section 2.4 shall be

3 treated as an adjustment to the Purchase Price by the Parties for Tax purposes, unless otherwise required by Applicable Law. (a) Buyer’s Preparation of the Statement. Within 120 days after the Closing Date, Buyer will prepare and deliver to Seller a statement (the “Statement”) stating, in reasonable detail (including with reasonably detailed supporting documentation), Buyer’s determination of the actual Net Working Capital, Closing Cash, Closing Indebtedness and Transaction Expenses. (b) Seller’s Response to the Statement. The Net Working Capital, Closing Cash, Closing Indebtedness and Transaction Expenses in the Statement will become final and binding upon the Parties (and become Final Net Working Capital, Final Closing Cash, Final Closing Indebtedness and Final Transaction Expenses, respectively) upon the first to occur of (1) 60 days after Buyer delivers the Statement to Seller, unless Seller delivers written notice, in reasonable detail, of disagreement therewith to Buyer at or before the end of such 60-day period (a “Notice of Disagreement”), or (2) if applicable, the earlier date on which Seller gives notice to Buyer that Seller will not give a Notice of Disagreement. If Seller gives a Notice of Disagreement at or before the end of such 60-day period, then Final Net Working Capital, Final Closing Cash, Final Closing Indebtedness and Final Transaction Expenses (each as finally determined under the following clause (b)(A) or (b)(B), as applicable) will become final and binding on the Parties upon the earlier of (A) the date Seller and Buyer resolve in writing the last of the differences they have with respect to the determination of Final Net Working Capital, Final Closing Cash, Final Closing Indebtedness and Final Transaction Expenses or (B) the date the last of such differences is finally resolved in writing by the Dispute Expert pursuant to Section 2.4(c). (c) Resolving Matters in Disagreement. During the 30-day period after a Notice of Disagreement is given, Seller and Buyer will attempt to resolve in writing any differences they have regarding each item in the Notice of Disagreement. If, at the conclusion of such 30-day period, Seller and Buyer have not reached agreement on all such differences, then either Seller or Buyer may require that the items that remain in dispute be promptly submitted to Ernst & Young LLP (or, if Ernst & Young LLP declines such engagement, a nationally recognized public accounting firm agreed upon by Seller and Buyer in writing, and if Seller and Buyer cannot agree upon a Dispute Expert, then the Dispute Expert will be selected by lot, within five Business Days after the conclusion of such 30-day period, by Seller and Buyer from a list of qualified, potential Dispute Experts remaining after Seller nominates up to three for such list (which three shall have no material relationship with Seller at the time the Dispute Expert would be engaged hereunder nor at any time during the preceding three years), Buyer nominates up to three for such list (which three shall have no material relationship with Buyer at the time the Dispute Expert would be engaged hereunder nor at any time during the preceding three years), and Seller and Buyer each eliminates one potential Dispute Expert from such nominations of the other (if Seller and Buyer are unable to engage such proposed Dispute Expert within a reasonable period thereafter, the foregoing process will repeat (and, if necessary, keep repeating) until a Dispute Expert is so engaged)), acting as an expert and not an arbitrator (a “Dispute Expert”) for review and resolution. The Dispute Expert will render a decision resolving such items in dispute within 30 days after completion of submissions to the Dispute Expert. The Dispute Expert will determine Final Net Working Capital, Final Closing Cash, Final Closing Indebtedness and Final Transaction Expenses, as applicable, solely based on submissions made by Seller and Buyer that are consistent with the terms hereof (and not by independent review). The Dispute Expert will make a determination of Final Net Working Capital, Final Closing Cash, Final Closing Indebtedness and Final Transaction Expenses, as applicable, that will be final and binding on the Parties, and the Dispute Expert will not assign a value to any item that is greater than the greater value for such item claimed by Seller or Buyer or less than the lesser value for such item claimed by Seller or Buyer (based on amounts initially submitted to the Dispute Expert). The decision rendered by the Dispute Expert pursuant to this Section 2.4(c) may be filed as a judgment in any court of competent jurisdiction. A Party may seek specific enforcement or take other necessary legal action to enforce the decision by the Dispute Expert under this Section 2.4(c). A Party’s only defense to such a request for specific enforcement or other legal action will be fraud or manifest error by, upon or otherwise with respect to the Dispute Expert. After its delivery of the

4 Statement, Buyer will not modify the Statement in any manner adverse to Seller (including by raising any new item not reflected in the Statement). After its delivery of the Notice of Disagreement (if any), Seller will not modify the Notice of Disagreement in any manner adverse to Buyer (including by raising any new item not reflected in the Notice of Disagreement). (d) Allocation of Fees and Expenses. Each Party will pay its own and its Affiliates’ fees and expenses with respect to such dispute resolution. The Non-Prevailing Party will also pay a fraction of the fees and expenses of the Dispute Expert. Such fraction will be as follows: (A) its numerator will be an amount equal to the difference between the Non-Prevailing Party’s determination of the items in dispute (in the aggregate and as initially submitted to the Dispute Expert) and the Dispute Expert’s determination of such items; and (B) its denominator will be an amount equal to the difference between Seller’s and Buyer’s respective determinations of such items (in the aggregate and as initially submitted to the Dispute Expert). The Prevailing Party will pay the remainder of the fees and expenses of the Dispute Expert. Notwithstanding the foregoing, if the Dispute Expert’s determination of such items in dispute is exactly midway between Seller’s and Buyer’s determination of such items (in the aggregate and as initially submitted to the Dispute Expert), then Seller and Buyer each will pay one-half of the fees and expenses of the Dispute Expert. Seller or Buyer is the “Prevailing Party” if the Dispute Expert’s determination of such items is closer to such Party’s determination of such items than it is to the other Party’s determination of such items (in each case in the aggregate and as initially submitted to the Dispute Expert). Seller or Buyer is the “Non-Prevailing Party” if the other is the Prevailing Party. (e) Adjustment to Base Purchase Price. The Base Purchase Price will be, and automatically will be adjusted to be, the “Final Base Purchase Price”, which will be the Base Purchase Price plus (1) the amount, if any, by which Final Net Working Capital exceeds Target Net Working Capital, minus (2) the amount, if any, by which Target Net Working Capital exceeds Final Net Working Capital, plus (3) Final Closing Cash, minus (4) Final Closing Indebtedness, minus (5) Final Transaction Expenses. (f) Reconciliation Payment. Within five Business Days after Final Net Working Capital, Final Closing Cash, Final Closing Indebtedness and Final Transaction Expenses becomes final and binding on the Parties, the following will occur (with the payments in this Section 2.4(f) below being made by wire transfer of immediately available funds, without interest (other than any (if any) interest to which a Party may be entitled under the Escrow Agreement (if applicable))): (1) if the Estimated Base Purchase Price (in the amount used at Closing) is less than the Final Base Purchase Price, then (A) Buyer will pay to Seller, in the aggregate, the amount of such difference pursuant to the wire transfer instructions set forth in the Instruction Schedule (or, as Seller otherwise directs) and (B) the Parties will cause all of the amounts in the Adjustment Escrow Account to be disbursed to Seller; (2) if the Estimated Base Purchase Price (in the amount used at Closing) exceeds the Final Base Purchase Price, then the Parties will cause disbursement of the amounts in the Adjustment Escrow Account to Buyer, to the extent necessary to pay the amount of such excess, and the Parties will cause disbursement of any (if any) balance of the amounts in the Adjustment Escrow Account remaining thereafter to Seller; Buyer’s only recourse on account of the Estimated Base Purchase Price (in the amount used at Closing) exceeding the Final Base Purchase Price is to the amounts in the Adjustment Escrow Account held by the Escrow Agent and Seller will not be obligated to pay to Buyer any amount (other than indirectly by release of the amounts in the Adjustment Escrow Account to Buyer) to the extent that the amounts in the Adjustment Escrow Account are insufficient to pay to Buyer the amount by which the Estimated Base Purchase Price (in the amount used at Closing) exceeds the Final Base Purchase Price; or (3) if the Estimated Base Purchase Price (in the amount used at Closing) equals the Final Base Purchase Price, then the Parties will cause all of the amounts in the Adjustment Escrow Account to be disbursed to Seller.

5 2.5 Earn Out Payment. Subject to the terms and conditions of this Agreement, including the satisfaction of the conditions set forth on Exhibit 2.5 hereto, as part of the Purchase Price, Buyer shall pay, or cause to be paid, if earned, and Seller shall be eligible to receive, with payment in cash, an amount of up to $54,000,000.00 (the “Earn Out Payment”), if any, as calculated and finally determined in accordance with the methodology and procedures set forth in this Section 2.5 and on Exhibit 2.5 hereto. (a) Buyer’s Preparation of the Earn Out Statement. Within 120 days after the end of the Earn Out Period (as defined on Exhibit 2.5), Buyer will prepare and deliver to Seller a statement (the “Earn Out Statement”) stating, in reasonable detail (including with reasonably detailed supporting documentation), Buyer’s calculation of the Earn Out Payment. (b) Seller’s Response to the Statement. The Earn Out Payment in the Earn Out Statement will become final and binding upon the Parties upon the first to occur of (1) 60 days after Buyer delivers the Earn Out Statement to Seller, unless Seller delivers written notice, in reasonable detail, of disagreement therewith to Buyer at or before the end of such 60-day period (a “Notice of Earn Out Disagreement”), or (2) if applicable, the earlier date on which Seller gives notice to Buyer that Seller will not give a Notice of Earn Out Disagreement. If Seller gives a Notice of Earn Out Disagreement at or before the end of such 60-day period, then the Earn Out Payment (as finally determined under the following clause (b)(A) or (b)(B), as applicable) will become final and binding on the Parties upon the earlier of (A) the date Seller and Buyer resolve in writing the last of the differences they have with respect to the determination of the Earn Out Payment or (B) the date the last of such differences is finally resolved in writing by the Dispute Expert pursuant to Section 2.4(c). (c) Resolving Matters in Disagreement. During the 30-day period after a Notice of Earn Out Disagreement is given, Seller and Buyer will attempt to resolve in writing any differences they have regarding each item in the Earn Out Notice of Disagreement. If, at the conclusion of such 30-day period, Seller and Buyer have not reached agreement on all such differences, then either Seller or Buyer may require that the items that remain in dispute be promptly submitted to a Dispute Expert (determined in accordance with Section 2.4(c)) for review and resolution. The Dispute Expert will render a decision resolving such items in dispute within 30 days after completion of submissions to the Dispute Expert. The Dispute Expert will determine the Earn Out Payment solely based on submissions made by Seller and Buyer that are consistent with the terms hereof (and not by independent review). The Dispute Expert will make a determination of the Earn Out Payment that will be final and binding on the Parties, and the Dispute Expert will not assign a value to any item that is greater than the greater value for such item claimed by Seller or Buyer or less than the lesser value for such item claimed by Seller or Buyer (based on amounts initially submitted to the Dispute Expert). The decision rendered by the Dispute Expert pursuant to this Section 2.5(c) may be filed as a judgment in any court of competent jurisdiction. A Party may seek specific enforcement or take other necessary legal action to enforce the decision by the Dispute Expert under this Section 2.5(c). A Party’s only defense to such a request for specific enforcement or other legal action will be fraud or manifest error by, upon or otherwise with respect to the Dispute Expert. After its delivery of the Earn Out Statement, Buyer will not modify the Earn Out Statement in any manner adverse to Seller (including by raising any new item not reflected in the Earn Out Statement). After its delivery of the Notice of Earn Out Disagreement (if any), Seller will not modify the Notice of Earn Out Disagreement in any manner adverse to Buyer (including by raising any new item not reflected in the Notice of Earn Out Disagreement). The Parties’ fees and expenses and the fees and expenses of the Dispute Expert shall be allocated and paid in accordance with Section 2.4(d). (d) Payment of Earn Out Payment. Within five Business Days after the determination of the Earn Out Payment becomes final and binding on the Parties, Buyer will pay to Seller the Earn Out Payment, if any, pursuant to the wire transfer instructions set forth in the Instruction Schedule (or, as Seller otherwise directs).

6 (e) Earn Out Covenants. During the period after the Closing Date and prior to the end of the Earn Out Period, Buyer agrees and acknowledges that it will (and it will cause the Company to) (1) not take any action primarily intended to cause the Earn Out Payment not to be earned or otherwise reduced, (2) maintain separate books and records for the Company as reasonably necessary to be able to determine the applicable components of the Earn Out Payment calculation, and (3) Buyer shall provide to Seller quarterly updates reasonably sufficient to inform Seller as to the status of the achievement of the Earn Out Payment. 2.6 Withholding Tax. Buyer shall be entitled to deduct and withhold from the Purchase Price all Taxes that Buyer may be required to deduct and withhold under any provision of applicable Tax Law. Buyer shall cause all such withheld amounts to be properly remitted to the appropriate Governmental Authority in accordance with Applicable Law. To the extent that such withheld amounts are remitted to the appropriate Governmental Authority in accordance with Applicable Law, such amounts shall be treated as delivered to Seller hereunder. Buyer shall (i) promptly notify Seller in writing if Buyer identifies any obligation to withhold any Taxes and (ii) provide Seller with a reasonable opportunity to provide any documentation that may reduce any such applicable withholding Taxes to the extent permitted under Applicable Law. ARTICLE 3 – REPRESENTATIONS AND WARRANTIES OF SELLER Seller hereby represents and warrants to Buyer that the statements contained in this ARTICLE 3 are true and correct as of the date hereof: 3.1 Organization and Good Standing. Seller is duly organized and validly existing in good standing under the laws of the State of Iowa. Seller is duly qualified and in good standing to do business as a foreign entity in each jurisdiction in which the ownership or leasing of its assets or the conduct of its business requires such qualification, except as is not reasonably expected to prevent Seller from consummating the transactions contemplated herein or performing its obligations hereunder. Seller has full corporate power and authority to own and lease its assets and conduct its business. 3.2 Authority and Authorization; Conflicts. (a) Authority and Authorization. This Agreement and each Transaction Document of Seller is the legal, valid and binding obligation of Seller, enforceable against Seller in accordance with its terms, except to the extent enforceability may be limited by any Enforcement Limitation. The execution and delivery by Seller of this Agreement and each Transaction Document of Seller and the performance by Seller of its obligations hereunder and thereunder and the consummation by Seller of the transactions contemplated hereby and thereby have been duly authorized by all requisite action on the part of Seller and its shareholders. Seller has all corporate power and authority to enter into this Agreement and each Transaction Document to be executed and delivered by Seller and to consummate the transactions contemplated herein and therein. (b) Conflicts. Except as set forth in the HSR Act, the execution, delivery and performance of this Agreement or any Transaction Document by Seller and consummation of the transactions contemplated herein or therein by Seller does not and will not (with or without the passage of time or giving of notice): (1) constitute a breach of, violate, conflict with or give rise to or create any right or liability or obligation under any Organizational Document of Seller; (2) violate any Applicable Law or Order with respect to Seller; (3) constitute a breach or violation of or a default under, conflict with or give rise to or create any right or obligation of any Person to accelerate, increase, terminate, renegotiate, modify or cancel any right or liability or obligation under, any Contract to which Seller is a party or otherwise bound except as will not have a Material Adverse Effect; or (4) result in the creation or imposition of any Encumbrance on the Interests or the Company’s assets.

7 (c) Consents. Except as set forth in the HSR Act, no Consent of any Governmental Authority with respect to Seller is required in connection with the execution, delivery or performance of this Agreement or any Transaction Document by Seller or consummation of the transactions contemplated herein or therein by Seller. 3.3 Ownership of Interests. Seller has good and valid title to all of the Interests free and clear of any Encumbrance (other than restrictions imposed by securities laws applicable to securities generally, restrictions set forth in the Company’s Organizational Documents which are waived by Seller and the Company pursuant to Section 6.12, and rights of Buyer hereunder) and, immediately upon Buyer’s purchase of the Interests at Closing, Buyer will hold all of the Interests, free and clear of any Encumbrance (other than restrictions imposed by securities laws applicable to securities generally and other than any Encumbrance put into effect or otherwise directly or indirectly caused by Buyer or any of its Affiliates). 3.4 Proceedings. There are no Proceedings pending or, to Seller’s Knowledge, Threatened against Seller or its Affiliates with respect to the Interests, at law or in equity, or before or by any court or Governmental Authority, or by or on behalf of any third party, that if determined adversely to Seller are reasonably likely to materially limit or restrict Seller’s ability to transfer the Interests or consummate the transactions contemplated under this Agreement. 3.5 Brokers. No broker, finder or similar intermediary is entitled to any compensation in connection with the transactions contemplated by this Agreement based on any arrangement or agreement made by or on behalf of Seller. ARTICLE 4 – REPRESENTATIONS AND WARRANTIES OF THE COMPANY Except as set forth in the Disclosure Schedules, the Company hereby represents and warrants to Buyer that the statements contained in this ARTICLE 4 are true and correct as of the date hereof: 4.1 Organization and Good Standing. As of the date hereof, the Company is a duly organized and validly existing corporation, in good standing under the laws of the State of Iowa. Following the Conversion, the Company will be a duly organized and validly existing limited liability company, in good standing under the laws of the State of Delaware. The Company is duly qualified and in good standing to do business as a foreign entity in each jurisdiction, each of which is set forth on Disclosure Schedule 4.1, in which the ownership or leasing of its assets or the conduct of its businesses requires such qualification, except as will not and is not reasonably expected to have a Material Adverse Effect. The Company has full corporate (or, after the Conversion, limited liability company) power and authority to own and lease its assets and conduct its businesses. The Company has provided to Buyer a true, correct and complete copy of the Organizational Documents of the Company. The Company is not in material breach or violation of any of its Organizational Documents. Since the Lookback Date, the Company has not engaged in any business other than the Restricted Business. The Company is solvent and able to pay its debts when they become due to be paid. 4.2 Capitalization and Subsidiaries. (a) Disclosure Schedule 4.2 lists all of the Interests. Other than the Interests so listed in Disclosure Schedule 4.2, there are no outstanding equity interests of the Company. No Person, other than Seller and Buyer, owns or will own any beneficial interest, directly or indirectly, in the Company, or has any right, agreement or option to purchase any beneficial interest in the Company. All of the Interests are duly authorized, validly issued, fully paid and non-assessable. No equity interest of the Company was issued in breach or violation of any Organizational Document of the Company, any Applicable Law or any preemptive right (or other similar right) of any Person. (b) Except as set forth in the Company’s Organizational Documents (the restrictions of which are waived by Seller and the Company pursuant to Section 6.12), and other than rights of Buyer created hereunder and other than any Encumbrance put into effect by Buyer or any of its Affiliates, there is

8 no: (1) preemptive right, option, warrant, put, call, purchase right, subscription right, conversion right, convertible instrument, exchange right or other security, Contract or commitment of any nature whereby any Person has, or has a right to receive, any equity interest of, or right or obligation to acquire any equity interest of the Company; (2) equity appreciation, phantom stock, profit participation or similar right with respect to the Company; or (3) trust (including any voting trust), proxy or other Contract with respect to any equity interest of the Company. The Company does not directly or indirectly own or otherwise hold and, since the Lookback Date, has not owned any interest (equity or other) of any other Person, and the Company does not have any right or obligation (including contingent right or obligation) to obtain such an interest. The Company is not a member of any partnership (incorporated or unincorporated) or any unincorporated association, joint venture or consortium. 4.3 Authority and Authorization; Conflicts; Consents. (a) Authority and Authorization. This Agreement and each Transaction Document of the Company is the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except to the extent enforceability may be limited by any Enforcement Limitation. The execution and delivery by the Company of this Agreement and each Transaction Document of the Company and the performance by the Company of its obligations hereunder and thereunder and the consummation by the Company of the transactions contemplated hereby and thereby have been duly authorized by all requisite action on the part of the Company and Seller. The Company has all corporate (or, following the Conversion, limited liability company) power and authority to enter into this Agreement and each Transaction Document to be executed and delivered by the Company and to consummate the transactions contemplated herein and therein. (b) Conflicts. Except as set forth in the HSR Act or on Disclosure Schedule 4.3(b), the execution, delivery and performance of this Agreement or any Transaction Document by the Company and consummation of the transactions contemplated herein or therein by the Company does not and will not (with or without the passage of time or giving of notice): (1) constitute a breach of, violate, conflict with or give rise to or create any right or liability or obligation under any Organizational Document of the Company; (2) violate any Applicable Law or Order with respect to the Company; (3) constitute a breach or violation of or a default under, conflict with or give rise to or create any right or obligation of any Person to accelerate, increase, terminate, renegotiate, modify or cancel any right or liability or obligation under, any Major Contract with respect to the Company except as will not have a Material Adverse Effect; or (4) result in the creation or imposition of any Encumbrance on the Interests or the Company’s assets. (c) Consents. Except as set forth in the HSR Act, no Consent of any Governmental Authority with respect to the Company is required in connection with the execution, delivery or performance of this Agreement or any Transaction Document by the Company or the consummation of the transactions contemplated herein or therein by the Company. 4.4 Financial Matters. (a) Financial Statements Defined. Disclosure Schedule 4.4(a) contains a true, correct and complete copy of the following: (1) the unaudited (A) balance sheet of the Company, as of each of December 31, 2023 and December 31, 2024 (the latter of such dates is the “Annual Balance Sheet Date” and such balance sheet as of the Annual Balance Sheet Date is the “Annual Balance Sheet”); and (B) statements of income, statements of equity and statements of cash flows of the Company for the fiscal year ended on each of December 31, 2023 and December 31, 2024 (collectively, the “Annual Financial Statements”); and (2) the unaudited (A) balance sheet of the Company, as of June 30, 2025 (such date is the “Interim Balance Sheet Date” and such balance sheet is the “Interim Balance Sheet”);

9 and (B) income statement of the Company for the six-month period ended on the Interim Balance Sheet Date (collectively, the “Interim Financial Statements” and, together with the Annual Financial Statements, the “Financial Statements”). (b) Financial Statements. Except as set forth on Disclosure Schedule 4.4(b), the Financial Statements: (1) were prepared in accordance with GAAP applied on a consistent basis throughout the periods involved; (2) were prepared in accordance with, and are consistent in all material respects with, the books and records of the Company (which books and records are correct and complete in all material respects); and (3) present fairly, in all material respects, the financial position of the Company as of its respective dates and the results of its operations and its cash flows for the respective periods then ended, except that (A) the Interim Financial Statements are subject to normal year-end adjustments and (B) the Financial Statements do not have notes included therewith. The Company maintains a standard system of accounting established and administered in accordance with GAAP. The Company does not have any significant deficiencies or material weaknesses in the design or operation of internal controls over financial reporting of the Company that could reasonably be expected to adversely affect the Company’s ability to record, process, summarize and report financial information. (c) Undisclosed Liabilities. Except as set forth on Disclosure Schedule 4.4(c), the Company does not have any liability, except for any liability: (1) in the amount and type set forth therefor on the face of the Interim Balance Sheet or that is otherwise reserved for on the Interim Balance Sheet (regardless of whether in any note thereto); (2) that has arisen in its Ordinary Course of Business since the Interim Balance Sheet Date and which are not, individually or in the aggregate, materially higher than those reflected for comparable periods in the Interim Financial Statements and are not a result of Company’s breach of warranty, breach of contract, violation of Applicable Law or that relates to a Proceeding; (3) that is not of the nature required to be disclosed in a balance sheet prepared in accordance with GAAP; or (4) liabilities with respect to Transaction Expenses. (d) Accounts Receivable. Disclosure Schedule 4.4(d) sets forth an accurate and complete list of the accounts receivable of the Company as of the close of business on the day prior to the date hereof. All such accounts receivable of the Company: (1) represent amounts receivable for goods actually delivered or services actually provided (or, in the case of any non-trade account receivable, represent amounts receivable in respect of other bona fide business transactions) and fully reflect all returns, allowances, promotions and rebates; (2) constitute only valid claims that are not subject to any material dispute, counterclaim or setoff; and (3) are collectible in full within 90 days after billing, except for and subject to (A) trade or promotional discounts approved by the Company and accrued for with any corresponding liability or obligation set forth on the Interim Balance Sheet or subsequent financial records of the Company or (B) in the case of accounts receivable arising prior to the Interim Balance Sheet Date, to the extent of the reserves set forth on the face of the Interim Balance Sheet or, in the case of accounts receivable or any dispute arising after the Interim Balance Sheet Date, to the extent of a reasonable allowance for bad debts or reserve of the Company established in accordance with GAAP and consistent with past practice. (e) Inventory. Disclosure Schedule 4.4(e) sets forth an accurate and complete list of the inventory of the Company as of the close of business on August 31, 2025. Subject to any applicable reserves on the Interim Balance Sheet established in accordance with GAAP (or reserves that would be established after the Interim Balance Sheet Date by the Company in accordance with GAAP and consistent with past practice), (1) all of the inventory is merchantable and fit for the purpose for which it was procured or produced, (2) all of the inventory consists of a quality and quantity usable and salable in its Ordinary Course of Business, (3) none of the inventory is in any material manner obsolete, damaged or defective, (4) the quantities of each item of inventory are not excessive and are reasonable, in its present circumstances, (5) all of the inventory not written off has been valued at the lower of cost or net realizable value, and (6) all of the inventory is owned by the Company free and clear of all Encumbrances (other than Permitted Encumbrances) and none of the inventory is on consignment.

10 (f) Indebtedness. The Company does not have any outstanding letters of credit or any other Contracts for Indebtedness except as set forth in Disclosure Schedule 4.4(f). All Indebtedness of the Company will be included in Estimated Closing Indebtedness. With respect to each item of Indebtedness, the Company is not in default, no payments are past due, and no circumstance exists that, with notice, the passage of time or both, could constitute a default by the Company under any item of Indebtedness. The Company has not received any notice of a default, alleged failure to perform or any offset or counterclaim with respect to any item of Indebtedness that has not been fully remedied and withdrawn. The consummation of the transactions contemplated by this Agreement or any Transaction Document to which the Company or Seller is a party will not cause a default, breach or an acceleration, automatic or otherwise, of any conditions, covenants or any other terms of any item of Indebtedness. (g) Prepaids. Disclosure Schedule 4.4(g) sets forth as of the close of business on the day prior to the date hereof all of the Company’s prepaid expenses and any Contract related thereto. (h) Bank Accounts. Disclosure Schedule 4.4(h) sets forth all bank, deposit, brokerage or similar accounts of the Company and each authorized signatory of the Company for each such account. 4.5 Taxes. (a) The Company has timely filed all Income Tax and other material Tax Returns required to be filed by it, and each such Tax Return has been prepared in compliance with Applicable Law and is and was true, complete and correct in all material respects. The Company is not currently the beneficiary of any extension of time within which to file any Tax Return. (b) All Income Taxes and other material Taxes due and payable by the Company have been timely paid in full (whether or not shown on any Tax Return), and the Company has properly withheld and timely paid all material Taxes required to have been withheld and paid in connection with amounts paid, allocated, or owing to any shareholder, employee, creditor, independent contractor, or other party, and the Company has complied with all reporting and recordkeeping requirements with respect to such Taxes. (c) No Proceeding or any notice of inquiry of any of the foregoing is pending against or with respect to the Company regarding Taxes or Tax Returns, and no Proceeding has been Threatened in writing against or with respect to the Company regarding any Taxes. (d) The Company has not (1) waived (or had waived on its behalf) any statute of limitations in respect of any Taxes, or (2) agreed to or is bound by any extension of time for the assessment or collection of any Tax assessment or deficiency, and no written request for such an extension or waiver is currently pending. The Company has not executed any closing agreement pursuant to Section 7121 of the Code or any predecessor provision thereof, or any similar provision of Applicable Law. There are no private letter rulings, technical advice memorandum, or similar agreements outstanding between the Company and a Governmental Authority with respect to Taxes or Tax Returns. (e) Since the Lookback Date, no claim in writing has been made by a Governmental Authority in a jurisdiction where the Company does not file Tax Returns with respect to a particular type of Tax that the Company is, or may be, subject to taxation by, or required to file Tax Returns in, such jurisdiction with respect to such types of Tax. The Company does not have a permanent establishment in any jurisdiction other than the United States. No deficiency for Taxes with respect to the Company has been claimed, proposed or assessed in writing by any Governmental Authority, except for deficiencies that have been paid or otherwise resolved. (f) There are no Encumbrances with respect to Taxes, other than Permitted Encumbrances, on any of the assets of the Company. (g) The Company has never been a member of an affiliated group of corporations that filed a combined, consolidated, or unitary Tax Return (other than a group of which Seller is the common

11 parent). The Company is not liable for the Taxes of any other Person (1) as a result of any Tax sharing, allocation, assumption, or indemnification provision or other contractual obligation, (2) under Treasury Regulations Section 1.1502-6 (or any corresponding or similar provision of state, local or foreign law), or (3) as a transferee or successor or otherwise by operation of Applicable Law. (h) The Company has not distributed stock of another Person, or had its stock distributed by another Person, in a transaction that was purported or intended to be governed in whole or in part by Section 355 or Section 361 of the Code, or any similar provision of state, local or foreign Tax law. (i) Seller is not a “foreign person” as that term is used in Treasury Regulations Section 1.1445-2. The Company has not been a United States real property holding corporation within the meaning of Sections 897 and 1445 of the Code during the applicable period specified in such Sections of the Code. (j) The Company is not a party to, and does not own an interest in, any joint venture, partnership or other agreement, contract or arrangement (memorialized in writing) which could be treated as a partnership for U.S. federal Income Tax purposes. (k) The Company will not be required to include any item of income in, or exclude any item of deduction from, taxable income for any Tax period or portion thereof ending after the Closing Date as a result of (1) any change in a method of accounting under Section 481 of the Code (or any similar provision of state, local or non-U.S. Applicable Law), or use of an improper method of accounting, for a Pre-Closing Tax Period; (2) pursuant to the provisions of any agreement entered into with any Governmental Authority or pursuant to a “closing agreement” as defined in Section 7121 of the Code (or any similar provision of state, local or non-U.S. Applicable Law) executed on or prior to the Closing Date; (3) any intercompany transactions occurring on or prior to the Closing Date or any excess loss account described in Treasury Regulations Section 1.1502-19 (or any similar provision of state, local or non-U.S. Applicable Law) in existence on the Closing Date; (4) an installment sale or open transaction occurring on or prior to the Closing Date; or (5) a prepaid amount received on or before the Closing Date. (l) (1) Prior to the Conversion, the Company has at all times since December 31, 2015 been validly treated as a “qualified subchapter S subsidiary” as defined in Code section 1361(b)(3)(B), and (2) following the Conversion, the Company will be treated for U.S. federal Income Tax purposes as an entity disregarded from Seller, its regarded owner. (m) Seller has at all times been validly treated as an S corporation under Section 1361(b)(1)(B) of the Code. 4.6 Litigation and Orders. Except as set forth on Disclosure Schedule 4.6: (a) there is no Proceeding pending or, to the Company’s Knowledge, Threatened; (b) no event has occurred or circumstances exist that may give rise to, or serve as a basis for, any such Proceeding; (c) since the Lookback Date, there has not been any material Proceeding pending by or against the Company or to which the Company is a party or to which any of its assets is subject; and (d) the Company is not, and since the Lookback Date, the Company has not been subject to any Order. 4.7 Compliance with Law. At all times since the Lookback Date, the Company has been in compliance with Applicable Law in all material respects. Without limiting the foregoing, all filings and reports provided by the Company to a Governmental Authority during such period were true, complete and correct in all material respects. In furtherance of the foregoing, the Company has since the Lookback Date complied, and is currently in compliance in all material respects, with all Applicable Laws regarding abandoned property, escheatment and similar matters. The Company possesses and is in compliance in all material respects with each Permit necessary for the Company to own, operate and use its assets and conduct its business. Disclosure Schedule 4.7 lists all current Permits issued to the Company, including the names of the Permits and their respective dates of issuance and expiration. All such Permits are valid and in full force and effect. All fees and charges with respect to such Permits have been paid in full. No event has

12 occurred that, with or without notice or lapse of time or both, would reasonably be expected to result in the revocation, suspension, lapse or limitation of any such Permit. 4.8 Contracts. (a) Major Contract Defined. Disclosure Schedule 4.8(a) lists, as of the date hereof, the following Contracts to which the Company is a party or by which any of its assets is bound (each a “Major Contract”) and, to the extent that a Major Contract is oral, Disclosure Schedule 4.8(a) contains an accurate summary of the material terms thereof: (1) each employment Contract with a Company Employee (other than any standard confidentiality or restrictive-covenant Contract and any employment Contract that is terminable at will or upon not more than 30 days’ notice by the Company without any liability or obligation to the Company, except any liability or obligation with respect to any service rendered before the termination thereof) requiring annual payments in excess of $150,000; (2) each obligation of the Company not to compete or other obligation restricting business of the Company with respect to any period, geography, good or service, including any grant of exclusivity (including partial exclusivity); other than any obligation with respect to confidentiality entered into in the Ordinary Course of Business of the Company; (3) each Contract under which the Company (A) leases (as lessee), holds or operates any personal property owned by any other party, for which the annual payments exceed $350,000, or (B) leases (as lessor) or permits any third party to hold or operate any personal property, for which the annual payments exceed $350,000; (4) each Contract constituting a license (A) to the Company of any Company Licensed Intellectual Property (other than (a) licenses to commercially-available Computer Systems with an overall replacement or annual license, subscription or maintenance cost of no more than $150,000, (b) non-exclusive licenses to Company Licensed Intellectual Property embedded in equipment or fixtures, (c) non-exclusive licenses granted by the Company’s customers in its Ordinary Course of Business, (d) backstop licenses for background or residual rights or licenses from employees and contractors of the Company, and (e) non-exclusive licenses that are not material to the Company’s business and merely incidental to the transaction contemplated in the applicable Contract, the commercial purpose of which is primarily for something other than such license); and (B) by the Company of any Company Owned Intellectual Property (other than non- exclusive licenses to customers or to service providers in connection with such Persons providing services to the Company, in each case in its Ordinary Course of Business); (5) each Contract regarding any management, personal service, independent contractor, consulting or other similar type of service provided to the Company (other than any Contract that is terminable at will or upon not more than 30 days’ notice by the Company without any liability or obligation to the Company, except liability or obligation with respect to any service rendered before the termination thereof); (6) each Contract or group of related Contracts with the same party for the purchase or sale of products or services under which the undelivered balance of such products or services exceeds $350,000; (7) each mortgage agreement, deed of trust, security agreement, purchase money agreement, conditional sales contract, capital lease, financing lease or other similar Contract; (8) each Contract with respect to any Indebtedness of the Company;

13 (9) each Contract under which the Company has advanced or loaned to any other Person any amount that exceeds $100,000; (10) each power of attorney or similar Contract that provides any Person the right or power to bind the Company; (11) each Real Property Lease under which the Company (A) leases, subleases (as lessee), occupies or uses any Leased Real Property, for which the annual payments exceed $100,000 or (B) leases, subleases (as lessor) or permits any third party to hold or operate any Leased Real Property, for which the annual payments exceed $100,000; (12) each partnership or joint venture Contract, or similar Contract involving the sharing of profits or losses of any entity; (13) each Contract, other than any Contract of a nature described in and disclosed with respect to clause (a)(1) or clause (a)(5) above, with (A) any Affiliate of the Company (other than any Organizational Document) or (B) any officer or director (or similar executive) of the Company; (14) each Contract containing any most-favored terms provision in favor of any counterparty of the Company or establishing an exclusive or priority sale or purchase right or obligation; (15) each collective bargaining agreement or other Contract with any labor organization, union or association; (16) each Contract with a customer listed (or required to be listed) on Disclosure Schedule 4.18(a); (17) each Contract with a supplier listed (or required to be listed) on Disclosure Schedule 4.18(b); (18) each Contract providing for any customer repurchase, buy-back or similar obligations; (19) each Contract that requires the Company to purchase or sell a stated portion of the requirements or outputs of the Company or that contain “take or pay” provisions; (20) each Contract that provides primarily for the indemnification of any Person or the assumption of any Tax, environmental or other liability of any Person; (21) each Contract that relates to the acquisition or disposition of any business, a material amount of stock or assets of any other Person or any real property (whether by merger, sale of stock, sale of assets or otherwise) (excluding any (i) confidentiality (or similar) Contract entered into in connection with any exploratory discussions in connection with any of the foregoing and (ii) other immaterial ancillary Contracts under which no party thereto has any material obligation); and (22) each Government Contract and Government Proposal. (b) Status of Major Contracts. The Company has provided to Buyer a true, correct and complete copy of each Major Contract, including any amendments, supplements, assignments or other modifications thereto (or, to the extent that a Major Contract is oral, an accurate summary of the material terms thereof is included in Disclosure Schedule 4.8(a)). With respect to each Major Contract: (1) such Major Contract is legal, valid and binding, in full force and effect and enforceable (except to the extent enforceability may be limited by any Enforcement Limitation) in accordance with its terms against the

14 Company and against each other party thereto; (2) the Company is not and no other party thereto is in material breach of or material default under such Major Contract and no party thereto has given to any other party thereto notice alleging that such a material breach or material default occurred; (3) no event has occurred that (with or without the passage of time or giving of notice) would constitute a material breach of or a material default under, conflict with or give rise to or create any right or obligation of any Person to accelerate, increase, terminate, renegotiate, modify or cancel any material right or material liability or obligation under, such Major Contract and there have not been any material disputes pending or Threatened with respect to any Major Contracts; (4) the Company has not waived any material right under such Major Contract that has a material and adverse effect on the Company (as applicable); and (5) except for any amendment thereto (which has been listed on Disclosure Schedule 4.8(a)), no party to such Major Contract has terminated, modified, accelerated or canceled such Major Contract or any material right or material liability or obligation thereunder or communicated such party’s desire or intent to do so. No Major Contract: (A) was entered into on the basis that the Company constituted, or asserted that it is, was or will be, a minority business, a disadvantaged business enterprise, a woman-owned business enterprise, or a veteran-owned business enterprise or was entitled to any preferential or set aside status afforded by Applicable Law, (B) entitles the Company to any benefit as a result of the Company’s actual or asserted status as a minority business, a disadvantaged business enterprise, a woman-owned business enterprise, a veteran-owned business enterprise, or other preferential status afforded by Applicable Law, or (C) contains a representation, warranty, covenant or requirement that the Company is, was or will be a minority business, a disadvantaged business enterprise, a woman-owned business enterprise, a veteran-owned business enterprise, or entitled to other preferential status afforded by Applicable Law. 4.9 Certain Assets. (a) Except as set forth on Disclosure Schedule 4.9(a), the Company has good and marketable title to, or a valid leasehold interest in or a valid license for, each asset used by it or shown on the Interim Balance Sheet or obtained by it after the Interim Balance Sheet Date, free and clear of any Encumbrance other than any Permitted Encumbrance, except for any asset sold or otherwise disposed of in its Ordinary Course of Business since the Interim Balance Sheet Date. (b) Each material tangible asset of the Company is structurally sound, free from material defects (patent and latent), has been maintained in accordance with normal applicable industry practice in all material respects, is in good operating condition and repair and is sufficient for the purposes for which it is used, in each case except for normal wear and tear or the normal maintenance thereof. (c) Except with respect to the Excluded Assets (as defined in Disclosure Schedule 4.9(a)), as set forth on Disclosure Schedule 4.9(c), and services that will be made available to the Company pursuant to the Transition Services Agreement (if any), the Company’s assets are sufficient for the continued conduct of the Company’s business after the Closing in substantially the same manner as conducted prior to the Closing and constitute all of the rights, property and assets necessary to conduct such business as currently conducted. None of the Excluded Assets are material to the Company’s business as conducted prior to the Closing. 4.10 Real Property. (a) Disclosure Schedule 4.10(a) lists (by street address): (i) all real property owned in fee by the Company (each being “Owned Real Property”); and (ii) all real property leased or subleased by the Company, whether as lessor or lessee or sublessor or sublessee (the “Leased Real Property”, and each Contract to which the Company is a party governing the lease or occupation of any Leased Real Property being a “Real Property Lease”). The Owned Real Property and the Leased Real Property are, collectively, the “Real Property.” Except for the Owned Real Property and the real property included in the Excluded Assets (as defined in Disclosure Schedule 4.9(a)), the Company has not owned any other real property during the past 10 years.

15 (b) The Company has provided to Buyer true, correct and complete copies of all Real Property Leases, including any amendments, supplements, assignments or other modifications thereto. Each Real Property Lease is valid, binding, enforceable and in full force and effect, and the Company enjoys peaceful and undisturbed possession of the Leased Real Property. There is no pending or, to the Company’s Knowledge, Threatened condemnation or eminent domain Proceeding, and since the Lookback Date, there has not been any such Proceeding pending affecting any Leased Real Property or any sale or other disposition of any Leased Real Property in lieu of condemnation. The Company has valid leasehold title to the Leased Real Property free and clear of all Encumbrances, except Permitted Encumbrances. The Company is not in material breach or default under any Real Property Lease and no other party to any Real Property Lease is in material breach or default thereunder. No event has occurred or circumstance exists which, with the delivery of notice, passage of time or both, would constitute such a material breach or default. All rent and other sums payable by the Company as tenant under each Real Property Lease are current. No security deposit or portion thereof deposited with respect to any Real Property Lease has been applied in respect of a breach or default under such Real Property Lease which has not been redeposited in full. The Company has not subleased, assigned or otherwise granted to any Person the right to use or occupy any Leased Real Property or any portion thereof except as set forth in the Real Property Leases. The Company has not pledged, mortgaged or otherwise granted an Encumbrance on its leasehold interest in any Leased Real Property other than Permitted Encumbrances. (c) Except as set forth on Disclosure Schedule 4.10(c), the Company has good and valid fee title to all Owned Real Property, free and clear of all Encumbrances, except Permitted Encumbrances. The Company has made available to Buyer a true, correct and complete copy of all ALTA land title surveys and all title insurance commitments or policies issued to the Company that are in Seller’s or the Company’s possession or control and cover any of the Owned Real Property. There is no pending or, to the Company’s Knowledge, Threatened, Proceeding since the Lookback Date, regarding (1) violations of building, zoning, subdivision, health and safety and other land use Applicable Laws affecting the Real Property, (2) condemnation or other similar matters affecting the Real Property, (3) zoning, building code, moratorium, or similar matters which could reasonably be expected to adversely affect the ability to operate the Real Property as currently operated, (4) any planned or commenced public improvements which may result in special assessments or increased taxes in respect of the Real Property, or (5) defects or inadequacies from any insurance company in the Real Property or any part thereof which would adversely affect the insurability of the Real Property or cause the imposition of extraordinary premiums therefor. (d) All of the land, buildings, structures and other improvements used by the Company in the conduct of its business are included in the Real Property. The Real Property and the structures, facilities and other improvements located thereon are structurally sound, with no material defects, and are adequate for the uses to which they are being put, and none of the Real Property is in need of maintenance or repairs (other than routine, ordinary repairs and repairs that are not material in nature or cost) and no current construction work is ongoing (other than such work that is routine or ordinary and is not material in nature or cost), including in respect of any of electrical, plumbing, HVAC, life safety or other building systems serving the Real Property. Neither the whole nor any material portion of any Real Property has been damaged or destroyed by fire or other casualty without being restored in all material respects. The Real Property is sufficient for the continued conduct of the Company’s business after the Closing in substantially the same manner as conducted prior to the Closing and constitutes all of the real property necessary to conduct such business as currently conducted. (e) The use and operation of the Real Property in the conduct of the business of the Company do not violate in any material respect any Applicable Law, including all applicable building, zoning, subdivision, fire, pollution, health and safety and other land use Applicable Laws, insurance requirement, covenant, condition, restriction, easement, license, permit or agreement. No material improvements constituting a part of the Real Property encroach on real property owned or leased by a Person other than the Company.

16 (f) All water, sewer, gas, electric, telephone, cable, drainage and other utilities required by Applicable Law or currently used in connection with the ownership, operation and maintenance of the Owned Real Property are installed across public property or valid easements to the boundary lines of the Owned Real Property, and are connected pursuant to valid permits. There is no pending or, to the Company’s Knowledge, Threatened termination of any such utility services. All facilities located on the Owned Real Property which are used in connection with such utility services are adequate for the service of the Owned Real Property and are in good operating condition and repair. (g) No portion of the Owned Real Property is located in or includes: (1) any area identified by the Federal Emergency Management Agency as a “Special Flood Hazard Area”; or (2) any area designated as a floodway or wetland by the U.S. Army Corps of Engineers or any other Governmental Authorities. (h) There are no outstanding options or other contractual rights to purchase, lease or use, or rights of first offer or first refusal to purchase, the Owned Real Property or any portion thereof or interests therein or contracts relating to the right to receive any portion of the income or profits from the sale, operation or development thereof. (i) All contractors, subcontractors, suppliers, architects, engineers, and other similar third parties providing services, labor, goods or other materials in connection with the Company’s ownership, operation, maintenance, repair and management of the Real Property have been paid in full and all liens arising therefrom (or claims which with the passage of time or notice or both, could mature into Encumbrances) have been satisfied and released other than with respect to Permitted Encumbrances, if any. (j) There are no agreements that encumber the Real Property in any material respect other than the Permitted Encumbrances, Real Property Leases and Major Contracts. (k) Except as set forth in Disclosure Schedule 4.10(k), the Real Property is not part of any tax incentive or community development district, the Company has not made any commitments to any Person relative to the Real Property which would impose an obligation on Buyer or its successors to contribute or dedicate land or money or to construct any improvements on or off the Owned Real Property and the Company is not entitled to any governmental subsidies, incentives or other entitlements in connection with the use and operation of the Real Property. The Company is, and since the incurrence of the obligations has been, in compliance in all respects with all obligations in respect of the arrangements described in Disclosure Schedule 4.10(k). 4.11 Environmental Matters. (a) The Company has provided to Buyer a true, correct and complete copy of all Phase I and Phase II environmental site assessments regarding any Real Property that are in the possession or control of the Company. (b) The Company is, and at all times since the Lookback Date has been, in compliance in all material respects with all Environmental Laws and provisions of the Real Property Leases pertaining to Hazardous Substances and Environmental Laws. Without limiting the foregoing, all filings and reports provided by the Company to a Governmental Authority since the Lookback Date with respect to Environmental Laws were true, complete and correct in all material respects. Since the Lookback Date, the Company has not received from any Person, with respect to the Company, the Real Property, the Former Real Property, any Pre-Closing Disposal Site or otherwise, any: (1) Environmental Notice or Environmental Claim; or (2) written request for information pursuant to CERCLA or other Environmental Law. (c) The Company has, and at all times since the Lookback Date has, obtained all Environmental Permits, each of which is disclosed on Disclosure Schedule 4.11(c), and complied in all material respects with the terms and conditions thereof. All such Environmental Permits are in full force

17 and effect, and there is not any condition, event or circumstance associated with such Environmental Permits that might prevent or impede in any material respect the ability of Buyer after the Closing Date to conduct the Company’s business as currently conducted. The Company has undertaken, or will undertake prior to the Closing Date, all measures necessary to facilitate any notices or other actions required with respect to the Environmental Permits, and since the Lookback Date, the Company has not received any communication from any Governmental Authority regarding any proposed or Threatened material change in the status or terms and conditions of any Environmental Permit, including any change that will require material capital expenditures to comply with such Environmental Permit. (d) Except as set forth on Disclosure Schedule 4.11(d), there is no Environmental Claim pending or, to the Company’s Knowledge, Threatened, and since the Lookback Date, there has not been any Environmental Claim pending against the Company or against any Person whose liability or obligation for such Environmental Claim the Company has or retained or assumed by Contract or under any Applicable Law. (e) Except as set forth on Disclosure Schedule 4.11(e), no Hazardous Substances have been released at any of the Real Property, Former Real Property or Pre-Closing Disposal Site that would reasonably be expected to give rise to liability of the Company under Environmental Law. (f) None of the Real Property or the Former Real Property is listed on, or has been proposed for listing on, the National Priorities List (or CERCLIS) under CERCLA, or any similar state list. (g) Except as set forth on Disclosure Schedule 4.11(g), there are no active, removed or abandoned aboveground or underground storage tanks owned or operated by the Company or an Affiliate, and the Real Property does not contain and is not affected by any aboveground or underground storage tanks, hydrocarbon contamination, radioactive materials, electromagnetic fields or other pollutants or contaminants and has not been used as a landfill or other waste disposal site. (h) The Company has not retained or assumed, by Contract or operation of Applicable Law, any liabilities or obligations of third parties under Environmental Law. (i) The Company has not installed, used, generated, treated, disposed of or arranged for the disposal of any Hazardous Substance in material violation of any Environmental Law. No Pre- Closing Disposal Sites used at any time by the Company and any predecessors as to which the Company may retain liability has been placed or proposed for placement on the National Priorities List (or CERCLIS) under CERCLA, or any similar state list, and the Company has not received any Environmental Notice or Environmental Claim regarding potential liabilities for or with respect to such Pre-Closing Disposal Sites. (j) There is not any condition, event or circumstance concerning the release or regulation of Hazardous Substances that might, after the Closing Date, prevent, impede or materially increase the costs associated with the ownership, lease, operation, performance or use of the Company’s business, the Real Property or the Company’s assets as currently carried out. (k) None of the Company, its assets or the Real Property is subject to any Encumbrance (other than Permitted Encumbrances) or Order arising under or in connection with any Environmental Law or Environmental Permit. 4.12 Intellectual Property. (a) Disclosure Schedule 4.12(a) contains a true, correct and complete list of all patents, trademarks, copyrights and website domain names included in the Company Owned Intellectual Property that are registered with any Governmental Authority (or with any Person that maintains domain name registrations) and all applications for any such registration, in each case that is active and not lapsed, abandoned, expired or otherwise terminated, specifying as to each, as applicable: the title, mark, or design;

18 the record owner and inventor(s), if any; the jurisdiction by or in which it has been issued, registered, or filed; the patent, registration, or application serial number; and the issue, registration, or filing date. With respect to each such registered item of Company Owned Intellectual Property, such Company Owned Intellectual Property is: (1) in compliance with payment of filing, examination and maintenance fees; proofs of working or use; post-registration filing of affidavits of use; and incontestability and renewal applications; and (2) not subject to any maintenance fee or renewal action that is due within 90 days after the date of this Agreement. (b) The Company is the sole and exclusive legal and beneficial (and with respect to registered Company Owned Intellectual Property, record) owner of (free and clear of all Encumbrances, other than any Permitted Encumbrance), or has the right to use without payment of any royalty, license fee or similar fee (other than royalties, license fees or similar fees due pursuant to a Contract set forth on Disclosure Schedule 4.8(a)(4) or any Contract for off-the-shelf software), the Company Intellectual Property. The Company’s rights in the Company Intellectual Property are valid, subsisting and enforceable. Together with the Excluded Assets (as defined in Disclosure Schedule 4.9(a)), the Company Intellectual Property constitutes all of the Intellectual Property necessary for the conduct of the Company’s business as currently conducted immediately prior to the Closing Date. Except for the Excluded Assets (as defined in Disclosure Schedule 4.9(a)), the consummation of the transactions contemplated hereunder will not result in the loss or impairment of or payment of any additional amounts with respect to, nor require the Consent of any other Person in respect of, Buyer’s right to own, use or hold for use any Company Intellectual Property as owned, used or held for use in the conduct of the Company’s business as currently conducted immediately prior to the Closing Date. (c) Since the Lookback Date, (1) the Company has not received written notice that any Company Intellectual Property has been declared unenforceable or otherwise invalid by any Governmental Authority and (2) no Company Owned Intellectual Property or exclusively licensed Company Licensed Intellectual Property is or has been involved in any interference, reissuance, reexamination, invalidation, cancellation, opposition or similar Proceeding and, to the Company’s Knowledge, no such Proceeding is Threatened. (d) The conduct of the Company’s business as currently and formerly conducted since the Lookback Date, and the Company Intellectual Property as currently or formerly owned, licensed or used by the Company, in each case since the Lookback Date, have not infringed, misappropriated, diluted or otherwise violated, and do not infringe, dilute, misappropriate or otherwise violate, the Intellectual Property of any Person. Except as set forth on Disclosure Schedule 4.12(d), there is no Proceeding settled, pending or Threatened in respect of such infringement, misappropriation or violation. Since the Lookback Date, the Company has not received any written notice alleging such infringement, misappropriation or violation. Since the Lookback Date, no Person has infringed, misappropriated, diluted or otherwise violated, or is currently infringing, misappropriating, diluting or otherwise violating, any Company Owned Intellectual Property or exclusively licensed Company Licensed Intellectual Property. (e) No Order has been rendered by any Governmental Authority, and no written Contract, Consent or stipulation exists, that is reasonably likely to limit the use or enjoyment of any Company Intellectual Property. (f) No Company Employee is bound by any Contract (other than with Seller or the Company) that restricts or limits the scope or type of work in which such employee may be engaged, in a manner materially adverse to the Company, or requires such Company Employee to transfer, assign or disclose information concerning such Company Employee’s work to any Person other than Seller or the Company. The Company has taken all reasonable steps to maintain the Company Intellectual Property and to protect and preserve the confidentiality of all trade secrets included in the Company Intellectual Property. Each current and former employee, independent contractor, consultant or any other Person who is or was involved in the development of any material Company Owned Intellectual Property has executed a written

19 agreement assigning to the Company any such Intellectual Property or is subject to a “work made for hire” or other similar arrangement which has assigned or afforded ownership of such Intellectual Property to the Company by operation of law. (g) No software included in the Company Owned Intellectual Property contains any open source or public library software (including, but not limited to, software licensed under the GNU General Public License, the GNU Lesser General Public License, BSD License, Apache or Open LDAP Public License) in a manner that, with respect to any proprietary software constituting Company Owned Intellectual Property, (i) requires or conditions use or distribution on the disclosure or distribution of source code of such proprietary software (except with respect to the open source software code itself), (ii) grants to any third party any rights or immunities under any Company Owned Intellectual Property, or (iii) imposes any limitation on the Company’s ability to assert or enforce its rights in such Intellectual Property. The Company has not ever used, employed or incorporated any AI Technology in any Company product or service, including the Company’s internally developed software. The Company is not subject to any Proceeding in respect of the Company’s use of AI Technologies or has received any request for information or testimony from any Governmental Authority concerning any AI Technology. 4.13 Insurance. (a) Disclosure Schedule 4.13(a) lists each insurance policy (including policy number, the insurer, and the expiration date of such policy) of the Company under which the Company is currently the named insured that currently covers any business liability or asset of the Company, or any director or officer (or similar executive) or Company Employee (in such individual’s capacity as such), other than any insurance policy associated with any Company Plan (each an “Insurance Policy”). True, correct and complete copies of the Insurance Policies have been provided to Buyer. Disclosure Schedule 4.13(a) lists all pending claims and the claims history for the Company for five years prior to the date hereof. (b) With respect to each Insurance Policy: (1) such Insurance Policy is legal, valid, binding, enforceable and in full force and effect in accordance with its terms against the Company and, to the Company’s Knowledge, the applicable insurer (in each case subject to any Enforcement Limitation); and (2) the Company is not and, to the Company’s Knowledge, no other party to such Insurance Policy is in material default or otherwise in material breach thereof (including regarding payment of any premium or giving of any notice). There are no claims related to the Company pending under any such Insurance Policies as to which coverage has been questioned, denied or disputed or in respect of which there is an outstanding reservation of rights. Neither the Company nor any of its Affiliates has received any written notice of cancellation of or alteration of coverage under, any of such Insurance Policies. All premiums due on such Insurance Policies have been paid. The Insurance Policies are provided by carriers who are financially solvent and of the type and in the amounts customarily carried by Persons conducting a business similar to the Company’s business and are sufficient for compliance with all Applicable Laws and Contracts to which the Company is a party or by which it is bound. 4.14 Absence of Certain Events. Since the Annual Balance Sheet Date, (a) no Material Adverse Effect has occurred and (b) other than the sale process leading to the proposed sale of the Company, the Company has been operated in its Ordinary Course of Business. Without limiting the generality of the foregoing, except as listed in Disclosure Schedule 4.14, since the Annual Balance Sheet Date, the Company has not done any of the following: (1) (A) issued or otherwise allowed to become outstanding or acquired or pledged or otherwise encumbered the Interests or any other equity interest or other security of the Company or right (including any option, warrant, put or call) to any such equity interest or other security, (B) declared, set aside or paid any dividend on, or made any other distribution in respect of, any of its equity interests or other securities (other than cash dividends or distributions to Seller), (C) split, combined or reclassified any of its equity interests or issued or authorized the issuance of any other security in respect of, in lieu of or in substitution for any of its equity interests or other

20 securities or made any other change to its capital structure, or (D) purchased, redeemed or otherwise acquired any equity interest or any other security of the Company or any other Person or any right, warrant or option to acquire any such equity interest or other security; (2) (A) except in its Ordinary Course of Business, with respect to any cash dividend or distribution to Seller, made any sale, lease to any other Person, license to any other Person or other disposition of any material asset, (B) failed to preserve and maintain all of the Real Property in substantially the same condition as existed on the Annual Balance Sheet Date, ordinary wear and tear excepted, (C) erected any new material improvement on any Real Property, (D) made any capital expenditure or purchase or otherwise acquired any material asset (other than purchases of inventory or equipment in its Ordinary Course of Business and other capital expenditures that in the aggregate do not exceed $250,000), (E) licensed any material intangible asset from any other Person (other than non-exclusive licenses in its Ordinary Course of Business), leased any real property from any other Person, leased any material tangible personal property from any other Person (other than any lease of tangible personal property under which the payments do not exceed $100,000 annually), (F) acquired by merging with, or by purchasing a substantial portion of the stock or assets of, or by any other manner, any business or any Person or division thereof or (G) adopted a plan of liquidation, dissolution, merger, consolidation, statutory share exchange, restructuring, recapitalization or reorganization; (3) granted or had come into existence any Encumbrance on any asset, other than any Permitted Encumbrance; (4) (A) became a guarantor with respect to any obligation of any other Person, (B) assumed or otherwise became obligated for any obligation of any other Person for borrowed money or (C) agreed to maintain the financial condition of any other Person; (5) (A) incurred any Indebtedness for borrowed money (excluding any interest arising in the Ordinary Course of Business with respect thereto), (B) made any loan, advance or capital contribution to, or investment in, any other Person, or (C) made or pledged to make any charitable or other capital contribution; (6) (A) amended or terminated any material Contract in any respect in a manner that is material and adverse to the Company or any Major Contract or (B) waived, released or assigned any material right or material claim under any Major Contract or any other material Contract; (7) (A) failed to prepare and timely file all Tax Returns with respect to the Company required to be filed (unless validly extended), (B) made or changed any material election with respect to Taxes, (C) amended any material Tax Return, or (D) settled or compromised any material Tax liability or obligation in dispute, entered into any Tax closing agreement, waived any statute of limitations regarding any Tax or agreed to any extension of time regarding the assessment of any Tax deficiency; (8) (A) adopted or changed any material accounting method or principle used by the Company, except as required under GAAP or the Code as required after the Annual Balance Sheet Date, (B) changed any annual accounting period, or (C) adopted any material change in cash management practices and policies, practices and procedures with respect to collection of accounts receivable, establishment of reserves for uncollectible accounts receivable, accrual of accounts receivable, inventory control, prepayment of expenses, payment of trade accounts payable, accrual of other expenses, deferral of revenue and acceptance of customer deposits; (9) terminated any Management-Level Employees or had any such employee terminate his or her employment;

21 (10) (A) adopted, entered into, amended in any material respect or terminated any Company Plan, (B) entered into or amended any employment arrangement or relationship with any Company Employee that has the legal effect of any relationship other than at will employment, (C) materially increased any compensation or fringe benefit of any Company Employee or paid any increased benefit to any Company Employee, other than pursuant to an existing Company Plan, (D) granted any award to any Company Employee under any Company Plan (including the removal of any existing restriction in any Company Plan or award made thereunder), or (E) entered into or amended any collective bargaining agreement; (11) amended any of its Organizational Documents; (12) except in respect of matters with a value of $200,000 or less incurred in its Ordinary Course of Business, (A) paid (except with respect to any account payable paid in its Ordinary Course of Business), discharged, settled or satisfied any material claim or material liability or obligation, or (B) otherwise waived, released, granted, assigned, transferred, licensed or permitted to lapse any right of material value; (13) suffered material damage, destruction or loss, or any material interruption in use, of any of the Company’s assets, whether or not covered by insurance; (14) extended any loan to (or forgave any loan to), or entered into any other transaction with any current or former director, manager, officer or employee of the Company (and specifically excluding any payment or reimbursement of business expenses in its Ordinary Course of Business); or (15) entered into any Contract to do any of the foregoing. 4.15 Employee Benefits. (a) Disclosure Schedule 4.15(a) lists all Company Plans and indicates any Company Plans that are sponsored by or held by the Company. (b) Each Company Plan (and any related trust) is in compliance in all material respects in form and operation with all applicable requirements of ERISA, the Code and any other Applicable Law. Each Company Plan (and any related trust) has been administered in accordance with its plan documents and any other governing Contract in all material respects. All benefits, contributions and premiums relating to each Company Plan have been timely paid in all material respects in accordance with the terms of such Company Plan and all Applicable Laws, and all benefits accrued under any unfunded Company Plan have been in all material respects paid, accrued or otherwise adequately reserved to the extent required by, and in accordance with GAAP. There is no pending or, to the Company’s Knowledge, Threatened Proceeding relating to a Company Plan (other than routine claims for benefits), and no Company Plan has since the Lookback Date been the subject of an examination or audit by a Governmental Authority or the subject of an application or filing under, or is a participant in, an amnesty, voluntary compliance, self-correction or similar program sponsored by any Governmental Authority that would result in material liability to the Company. (c) Each Company Plan that is intended to be qualified under section 401(a) of the Code has received a favorable determination letter from the IRS regarding such qualified status, or is maintained on a pre-approved plan document for which the pre-approved plan sponsor has received a current opinion or advisory letter from the IRS and nothing has occurred that is reasonably expected to adversely affect the qualified status of such Company Plan. (d) At no time during the six calendar years preceding the calendar year in which the Effective Time occurs or since has the Company or any ERISA Affiliate maintained or made any contribution to any Title IV Plan. The Company does not have any liability or obligation for withdrawal

22 liability under Title IV of ERISA. Neither the Company nor any of its ERISA Affiliates has (1) incurred or reasonably expects to incur, either directly or indirectly, any material liability under Title I of ERISA or related provisions of the Code or other Applicable Law relating to employee benefit plans; (2) failed to timely pay premiums to the Pension Benefit Guaranty Corporation; (3) withdrawn from any Company Plan; or (4) engaged in any transaction which would give rise to liability under Section 4069 or Section 4212(c) of ERISA. (e) For each Company Plan, the Company has provided to Buyer a true, correct and complete copy of all of the following (as applicable): (1) where the Company Plan has been reduced to writing, the plan document together with all amendments; (2) where the Company Plan has not been reduced to writing, a written summary of all material plan terms. For each Company Plan sponsored by or held by the Company, the Company has made available to Buyer a true, correct and complete copy of all of the following (as applicable): (1) copies of any trust agreements or other funding arrangements, insurance policies and Contracts; (2) current summary plan descriptions and summaries of material modifications; (3) in the case of any Company Plan that is intended to be qualified under section 401(a) of the Code, a copy of the most recent determination, opinion, or advisory letter from the Internal Revenue Service, and the most recent nondiscrimination testing results; (4) in the case of any Company Plan for which a Form 5500 is required to be filed, a copy of the most recently filed Form 5500, with schedules and financial statements attached; and (5) copies of material non-routine notices, letters or other correspondence from the Internal Revenue Service, Department of Labor, or other Governmental Authority relating to the Company Plan. (f) Except with respect to any Company Plan that is intended to be qualified under section 401(a) of the Code or as set forth on Disclosure Schedule 4.15(f), (1) no Company Employee is a party to any employment agreement or other Contract with the Company or Seller that entitles such individual to compensation or other consideration or any benefit or increased benefit under such employment agreement or Contract or any Company Plan solely as a result of the consummation of the transactions contemplated herein; (2) the consummation of the transactions contemplated herein will not entitle any Person to accelerate the time of payment or vesting, or increase the amount, of any compensation or any benefit; and (3) the consummation of the transactions contemplated herein will not result in the payment or series of payments by the Company or Seller to any Person of an “excess parachute payment,” within the meaning of section 280G of the Code (or the grossing up of such a payment for Taxes) that is therefore not fully deductible for all applicable Tax purposes under the Code. No Company Plan provides post-termination or retiree welfare benefits to any individual except as required under COBRA Coverage, Section 4980B of the Code and any similar Applicable Law. (g) Nothing has occurred with respect to any Company Plan that has subjected or would reasonably be expected to subject the Company or any of its ERISA Affiliates or, with respect to any period on or after the Closing Date, Buyer or any of its Affiliates, to a material penalty under Section 502 of ERISA or to a material tax or penalty under Section 4975 of the Code. No “fiduciary” (as defined in Section 3(21) of ERISA) with respect to any Company Plan has any liability for breach of fiduciary duty or any other failure to act or comply in connection with the administration or investment of the assets of any Company Plan. All Company Plans that are group health plans have been operated and administered in compliance in all material respects with the Patient Protection and Affordable Care Act, and applicable regulations and guidance thereunder. Nothing has occurred with respect to any Company Plan that has subjected or could reasonably be expected to subject the Company or any of its ERISA Affiliates to a material tax or penalty under Sections 4980D or 4980H of the Code. (h) The Company has not maintained or sponsored a “multiple employer plan” within the meaning of Section 413(c) of the Code or a “multiple employer welfare arrangement” (as defined in Section 3(40) of ERISA). (i) There has been no amendment to, announcement by the Company or any of its Affiliates relating to, or change in employee participation or coverage under, any Company Plan or collective bargaining agreement that would increase the annual expense of maintaining such plan above the

23 level of the expense incurred for the most recently completed fiscal year with respect to any director, manager officer, employee, consultant or independent contractor of the Company, as applicable. Neither the Company nor any of its Affiliates has any commitment or obligation or has made any representations to any director, manager, officer, employee, consultant or independent contractor of the Company, whether or not legally binding, to adopt, amend, modify or terminate any Company Plan or any collective bargaining agreement. (j) Each Company Plan that is subject to Section 409A of the Code has been administered in compliance in all material respects with its terms and the operational and documentary requirements of Section 409A of the Code and all applicable regulatory guidance (including, notices, rulings and proposed and final regulations) thereunder. The Company does not have any obligation to gross up, indemnify or otherwise reimburse any individual for any excise taxes, interest or penalties incurred pursuant to Section 409A of the Code. (k) Each Company Plan that is intended to meet the requirements of Section 408 of the Code and has been adopted pursuant to IRS Form 5305-SEP or an IRS-approved prototype SEP agreement, and nothing has occurred that could reasonably be expected to adversely affect the tax-preferred status of any account or annuity established under such Company Plan. 4.16 Employees and Labor Relations. (a) With respect to the Company: (1) there is no collective bargaining agreement or similar Contractual relationship with any labor organization; (2) since the Lookback Date, no labor organization or group of employees has filed any representation petition or made any written demand for recognition; (3) since the Lookback Date, to the Company’s Knowledge, no union organizing or decertification effort is or has been underway or Threatened; (4) since the Lookback Date, there has been no labor strike, picketing, lockout, work stoppage, slowdown or other material labor dispute, and none is underway or, to the Company’s Knowledge, Threatened; and (5) no Company Employee is a party to any confidentiality, non-competition, proprietary rights or similar Contract between such Company Employee and any Person other than the Company that is material to the performance of such Company Employee’s employment duties. (b) No Company Employee is primarily working outside of the United States. (c) Disclosure Schedule 4.16(c) contains a true, correct and complete list of all Company Employees as of the date stated in such Schedule, and sets forth for each such individual the following: (1) name; (2) title or position (and stating whether full or part-time, and also stating whether classified as exempt or non-exempt for wage and hour purposes); (3) hire date; (4) current annual base compensation rate; (5) commission, bonus or other incentive-based compensation; and (6) classification as an exempt or non-exempt employee from the minimum wage and overtime provisions of the Fair Labor Standards Act and other Applicable Laws. Disclosure Schedule 4.16(c) contains a list as of the date stated in such Schedule of all Persons who are independent contractors or consultants providing services to the Company and the applicable Contract for such Person. All compensation, including wages, commissions and bonuses payable to all Company Employees, independent contractors or consultants of the Company for services performed on or prior to the date hereof have been paid or accrued for with any corresponding liability or obligation set forth on the Interim Balance Sheet or subsequent financial records of the Company in full in accordance with Applicable Law, and there are no other outstanding agreements, understandings or commitments of the Company with respect to any compensation, commissions or bonuses. Except as listed in Disclosure Schedule 4.16(c), all Company Employees are employed on an at-will basis. (d) Since the Lookback Date, the Company has complied in all material respects with, and not implemented any plant closing or layoff of employees restricted by, the WARN Act or any similar Applicable Law.

24 (e) The Company is and since the Lookback Date has been in compliance in all material respects with the terms of all Applicable Laws pertaining to employment and employment practices to the extent they relate to employees of the Company, including, but not limited to, all Applicable Laws relating to labor relations, equal employment opportunities, employment application, fair employment practices, employment discrimination, harassment, retaliation, reasonable accommodation, disability rights or benefits, immigration, wages and the payment thereof, hours, overtime compensation, pre-employment physicals and medical examinations, drug testing, child labor, hiring and onboarding, promotion and termination of employees, working conditions, meal and break periods, privacy, health and safety, workers’ compensation, leaves of absence, employee purchases and unemployment insurance. All individuals characterized and treated by the Company currently as consultants or independent contractors of the Company are properly treated as independent contractors under all Applicable Laws. All Company Employees classified as exempt under the Fair Labor Standards Act and state and local wage and hour Applicable Laws are properly classified. There are no Proceedings against the Company pending, or to the Company’s Knowledge, Threatened to be brought or filed, by or with any Governmental Authority or arbitrator in connection with the employment of any current or former applicant, employee, consultant or independent contractor of the Company, including, without limitation, any claim relating to unfair labor practices, employment discrimination, harassment, retaliation, equal pay, wages and hours or any other employment related matter arising under Applicable Laws. (f) With respect to each Government Contract, the Company is and has been in compliance in all material respects with Executive Order No. 11246 of 1965 (“E.O. 11246”), Section 503 of the Rehabilitation Act of 1973 (“Section 503”) and the Vietnam Era Veterans’ Readjustment Assistance Act of 1974 (“VEVRAA”), including all implementing regulations. The Company maintains and complies in all material respects with affirmative action plans in compliance with E.O. 11246, Section 503 and VEVRAA, including all implementing regulations. The Company is not, and since the Lookback Date has not been, the subject of any audit, investigation or enforcement action by any Governmental Authority in connection with any Government Contract or related compliance with E.O. 11246, Section 503 and VEVRAA. The Company has not been debarred, suspended or otherwise made ineligible from doing business with the United States government or any government contractor. 4.17 Certain Business Relationships. None of the following Persons (a) has been involved in any material business arrangement (including as a party to a Contract) with the Company at any time since the Lookback Date, (b) owns, licenses or leases, directly or indirectly, any material property or material asset used in the business of the Company, or (c) directly or indirectly owns any material interest in any Person that competes with the Company (other than owning less than 5% of the outstanding securities of any class of security that is regularly traded on a recognized domestic or foreign securities exchange or over-the-counter market): (1) Seller or any Affiliate of Seller (other than the Company); (2) any director or officer (or similar executive) or Management-Level Employee of the Company; or (3) any immediate family member of any such Affiliate, director or officer (or similar executive) or Management-Level Employee. 4.18 Customers and Suppliers. (a) Largest Customers; Customer Deposits; Backlog. Disclosure Schedule 4.18(a) lists the ten largest customers by dollar volume (listing the dollar volume for each) of goods and services of the Company for each of 2024 and the six-month period ended on the Interim Balance Sheet Date. The Company has not received any written communication indicating that, and, to the Company’s Knowledge, there are no circumstances indicating that, any such customer is terminating or materially reducing or making any materially adverse change in, or desires or intends to terminate or materially reduce or make any materially adverse change in, any aspect of business relationship with the Company. To the Company’s Knowledge, the consummation of the transactions contemplated herein will not materially and adversely affect the business relationship of the Company with any such customer. Disclosure Schedule 4.18(a) sets forth, as of the close of business on the date stated in such Schedule (which is not more than four days prior

25 to the date hereof), each customer Contract for which the applicable customer has provided the Company a deposit or other advanced payment (including in respect of a bill and hold transactions) and the amount of such deposit or advanced payment. The customer orders contained within the Company’s Backlog represent bona fide business transactions that are documented by Contracts between the Company and the applicable customer. The Company has not received any written communication indicating that, and, to the Company’s Knowledge, there are no circumstances indicating that, any such customer is intending to terminate any such order. (b) Largest Suppliers. Disclosure Schedule 4.18(b) lists the ten largest suppliers by dollar volume (listing the dollar volume for each) of goods and services to the Company for each of 2024 and the six-month period ended on the Interim Balance Sheet Date. The Company has not received any written communication indicating that, and, to the Company’s Knowledge, there are no circumstances indicating that, any such supplier is terminating or materially reducing or making any materially adverse change in, or desires or intends to terminate or materially reduce or make any materially adverse change in, any aspect of its business relationship with the Company. To the Company’s Knowledge, the consummation of the transactions contemplated herein will not materially and adversely affect the business relationship of the Company with any such supplier. (c) Trade Allowances and Other Discounts. Disclosure Schedule 4.18(c) lists each trade allowance, trade in, billback, rebate, discount or similar program, that is material to the Company (but other than any discount on trade payables for prompt payment thereof, any volume discount as part of negotiated terms or any similar discount incorporated into the applicable payment terms, and other than under the express terms of any Major Contract), between the Company and any supplier or customer of the Company, regardless of whether there is any existing obligation for any payment thereunder. 4.19 Data Privacy. (a) At all times since the Lookback Date, the Company has been in compliance with all Data Protection Requirements in all material respects. (b) Since the Lookback Date, the Company has not suffered, nor has been required to provide a data breach notice to any Person relating to, a cybersecurity incident or the unauthorized access to or acquisition of Personal Information, and no circumstance has arisen in which Data Protection Requirements would require the Company to notify a Governmental Authority or any other Person of a data security breach or security incident affecting Personal Information. (c) The Company has not received any subpoena, demand or other written notice from any Governmental Authority investigating, inquiring into or otherwise relating to any actual or potential violation of any Data Protection Law and the Company is not under investigation by any Governmental Authority for any actual or potential violation of any Data Protection Law. No written notice, complaint, claim, enforcement action or other Proceeding has been served on or initiated against the Company under any Data Protection Requirement. (d) To the extent applicable, the Company has taken commercially reasonable steps designed to: (1) maintain the operation, confidentiality, integrity, availability and security of its Computer Systems including implementing and maintaining commercially reasonable backup, disaster recovery, and software and hardware support arrangements; (2) protect from unlawful use, access, disclosure or modification of the Personal Information in its possession or control; and (3) ensure that any third-party service provider that collects, uses, stores or transfers Personal Information on its behalf has taken commercially reasonable steps to protect such Personal Information from unlawful use, access, disclosure or modification. All Computer Systems are in good working condition and are sufficient for the operation of the Company’s business as currently conducted. Since the Lookback Date, there has been no material failure or other material substandard performance of any Computer System, which has caused any material disruption to the Company. The Computer Systems do not currently contain any “back door,” “time bomb,”

26 “Trojan horse,” “worm,” “drop dead device,” “virus” (as these terms are commonly used in the computer software industry), or other software routines or hardware components intentionally designed to permit unauthorized access, to disable or erase software, hardware, or data, or to perform any other similar type of unauthorized activities. (e) The Company has provided to Buyer a true, correct and complete copy of each Privacy Policy. The Company’s Privacy Policies are commercially reasonable and comply in all material respects with all other Data Protection Requirements. 4.20 Absence of Certain Business Practices. Neither the Company nor any Person acting on its behalf has since the Lookback Date given or agreed to give any payment, gift or other item of value to any Person (including any Foreign Official, foreign political party, foreign political party official or candidate for foreign political office) who was, is or may be in a position to help or hinder the business of the Company that (a) reasonably could subject the Company or any other Person to any Proceeding, (b) if not given in the past, would have materially and adversely affected the Company, (c) if not continued in the future, will or is reasonably likely to materially and adversely affect the Company or subject the Company or any other Person to any Proceeding; (d) was for the purpose of obtaining or retaining any business or any other business advantage for the benefit of the Company, in each case other than any immaterial payment, gift or other item that is consistent with legal actions in the United States; or (e) was in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder or any other anti-corruption Applicable Law. Disclosure Schedule 4.20 sets forth all political contributions made by or on behalf of the Company since the Lookback Date. 4.21 Brokers. Except for the fees, expenses, and commissions of Stifel, Nicolaus & Company, Incorporated in connection with the transactions contemplated hereby, no broker, finder or similar intermediary is entitled to any compensation in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of the Company. 4.22 Product and Service Warranties. Set forth in Disclosure Schedule 4.22 are the standard forms of product and service warranties and guarantees used by the Company and copies of all other outstanding product and service warranties and guarantees, other than those (a) provided directly by the original manufacturers or service providers, (b) set forth in a Contract listed in Disclosure Schedule 4.8(a), or (c) which do not materially deviate from such standard forms. No oral product or service warranties or guaranties have been authorized or made containing terms less favorable to the Company than the terms of the forms of product and service warranties and guarantees set forth in Disclosure Schedule 4.22. Except as set forth in Disclosure Schedule 4.22, since the Lookback Date, no product or service warranty or similar claims have been made against the Company except routine claims as to which, in the aggregate, losses and expenses in respect of service costs and repair or replacement of merchandise are not material. 4.23 Product Liability Claims. Except as set forth in Disclosure Schedule 4.23, since the Lookback Date, the Company has not received notice or information as to any Proceeding involving personal injury, death, or property or economic damages, punitive or exemplary damages, contribution or indemnification, or injunctive relief in connection with any services provided or products manufactured, sold, distributed or otherwise put in commerce by or in connection with any service provided by the Company or its employees, independent contractors or other agents. Disclosure Schedule 4.23 accurately describes all such Proceedings, together in each case with the date on which such Proceeding was initiated, any amount claimed, and the disposition or status of such Proceeding (including settlement or judgment amount). The Company has no liability, and there is no basis, for any present or future Proceeding against the Company giving rise to any liability) arising out of any injury to individuals or property as a result of the ownership, possession, or use of any product manufactured, sold, distributed or otherwise put in commerce by the Company. Since the Lookback Date, the Company has never maintained “claims based” product liability insurance.

27 4.24 Trade Compliance. The Company is and since the Lookback Date has been in compliance with all applicable export control and trade and trade and economic sanctions Applicable Laws in all material respects, including the U.S. Commerce Department’s Export Administration Regulations, the U.S. State Department’s International Traffic in Arms Regulations, U.S. Customs regulations, sanctions laws and regulations maintained by the U.S. Treasury Department’s Office of Foreign Assets Control, Anti-Boycott Laws and regulations, country of origin laws and product marking Laws, free trade agreements provisions, and restricted party screening, as well as all applicable export control, sanctions, customs, marking, country of origin, free trade agreement and other trade compliance laws and regulations of other jurisdictions and Governmental Authorities. ARTICLE 5– REPRESENTATIONS AND WARRANTIES OF BUYER Buyer hereby represents and warrants to Seller that the statements contained in this ARTICLE 5 are true and correct as of the date hereof: 5.1 Organization and Good Standing. Buyer is a duly organized and validly existing corporation in good standing under the laws of the State of Delaware. Buyer has full corporate power and authority to own and lease its assets and conduct its business. 5.2 Authority and Authorization; Conflicts; Consents. (a) Authority and Authorization. This Agreement and each Transaction Document of Buyer or any of its Affiliates is the legal, valid and binding obligation of Buyer and each such applicable Affiliate, enforceable against Buyer and each such applicable Affiliate in accordance with its terms, except to the extent enforceability may be limited by any Enforcement Limitation. The execution and delivery by Buyer of this Agreement and each Transaction Document of Buyer and the performance by Buyer of its obligations hereunder and thereunder and the consummation by Buyer of the transactions contemplated hereby and thereby have been duly authorized by all requisite action on the part of Buyer. Buyer and each such applicable Affiliate has all corporate power and authority to enter into this Agreement and each Transaction Document to be executed and delivered by Buyer or such applicable Affiliate and to consummate the transactions contemplated herein and therein. (b) Conflicts. Except for under the HSR Act, the execution, deliver and performance of this Agreement or any Transaction Document by Buyer or any Affiliate of Buyer and consummation of the transactions contemplated herein or therein by Buyer or any Affiliate of Buyer does not and will not (with or without the passage of time or giving of notice): (1) constitute a breach of, violate, conflict with or give rise to or create any right or liability or obligation under any Organizational Document of Buyer or any Affiliate of Buyer; or (2) violate any Applicable Law or Order with respect to Buyer. (c) Consents. Except for under the HSR Act, no Consent of any Governmental Authority is required in connection with the execution, delivery or performance of this Agreement or any Transaction Document by Buyer or any Affiliate of Buyer or consummation of the transactions contemplated herein or therein by Buyer or any such Affiliate. 5.3 Litigation and Orders. There is no Proceeding pending or, to Buyer’s Knowledge, Threatened against Buyer or to which Buyer is a party, that will or is reasonably likely to materially and adversely affect Buyer’s ability to consummate the transactions contemplated herein. Buyer is not subject to any Order that will or is reasonably likely to materially and adversely affect Buyer’s ability to consummate the transactions contemplated herein. 5.4 Availability of Funds. Buyer has available cash or existing available borrowing capacity under committed borrowing facilities on the date hereof, and Buyer will have available cash at Closing, in each case that is sufficient to enable Buyer to consummate the transactions contemplated herein. Buyer’s obligations hereunder are not contingent upon procuring any financing.

28 5.5 Solvency. Buyer is not entering into the transactions contemplated by this Agreement with the actual intent to hinder, delay or defraud either present or future creditors of Buyer or the Company. At and immediately after the Closing, and after giving effect to the transactions contemplated by this Agreement, Buyer and the Company (a) will be solvent (in that both the fair value of its assets will not be less than the sum of its debts and that the present fair saleable value of its assets will not be less than the amount required to pay its probable liabilities on its debts as they become absolute and matured); (b) will have adequate capital and liquidity with which to engage in its business; and (c) will not have incurred and will not incur debts beyond its ability to pay as they become absolute and matured. 5.6 Securities. Buyer is acquiring the Interests hereunder for investment, solely for Buyer’s own account and not with a view to, or for resale in connection with, any distribution or other disposition thereof in violation of the Securities Act or any applicable state securities law. Buyer acknowledges that none of the Interests may be resold in the absence of registration, or the availability of an exemption from such registration, under the Securities Act or any applicable state securities law. Buyer is an Accredited Investor and has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of investing in the Interests. 5.7 Brokers. Except for the fees, expenses, and commissions of Deutsche Bank in connection with the transactions contemplated hereby, no broker, finder or similar intermediary is entitled to any compensation in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of Buyer. ARTICLE 6 – CERTAIN COVENANTS 6.1 Further Actions; Regulatory Approvals; Required Actions. (a) Subject to the terms and conditions of this Agreement, each of the Parties shall use reasonable best efforts to take, or cause to be taken, all actions, and do, or cause to be done, and assist and cooperate with the other Parties in doing, all things necessary to cause the conditions to the Closing set forth in ARTICLE 8 to be satisfied as promptly as reasonably practicable or to effect the Closing as promptly as reasonably practicable (but with no obligation to waive any such condition), including (1) making all necessary filings with Governmental Authorities; (2) obtaining all Consents, approvals or waivers of any Governmental Authority that are necessary, proper or advisable to consummate the transactions contemplated hereunder; and (3) executing and delivering any additional instruments that are necessary, proper or advisable to consummate the transactions contemplated hereunder. For the avoidance of doubt, Buyer shall have primary responsibility (including in respect of filing strategy) for obtaining all Consents, approvals, actions, terminations or expirations of any waiting periods of any Governmental Authority pursuant to the HSR Act. (b) In connection with and without limiting the generality of Section 6.1(a) each of Buyer and Seller shall, as applicable: (1) make or cause to be made, as promptly as practicable after the date of this Agreement and in any event within 20 Business Days after the date of this Agreement, an appropriate filing of a Notification and Report Form pursuant to the HSR Act relating to the transactions contemplated hereunder; (2) furnish to each other all assistance, cooperation and information reasonably required for any such filing and in order to achieve the effects set forth in this Section 6.1(b); (3) discuss with each other the strategies, tactics and process relating to applicable Antitrust Laws, including negotiation of timing and settlement (if any) with a Governmental Authority;

29 (4) unless prohibited by Applicable Law or by a Governmental Authority, (A) give each other reasonable prior notice of any such filing, (B) to the extent reasonably practicable, give each other reasonable prior notice of any substantive communication with any Governmental Authority relating to the transactions contemplated hereunder (including with respect to any of the actions referred to in this Section 6.1(b)), and (C) to the extent reasonably practicable, permit each other to review and discuss in advance, and consider in good faith the views and reasonable comments of, and secure the participation of, each other in connection with any such substantive filing or communication; (5) respond as promptly as reasonably practicable under the circumstances to any inquiries received from any Governmental Authority or any other authority enforcing applicable Antitrust Laws for additional information or documentation in connection with antitrust, competition or similar matters (including any “second request” under the HSR Act); and not extend any waiting period under the HSR Act, or “pull and refile” pursuant to 16 C.F.R. 803.12 the filing made under the HSR Act, or enter into any Contract with any such Governmental Authority or other authorities to delay the consummation or not to consummate the transactions contemplated hereunder, except with the prior written Consent of the other; (6) unless prohibited by Applicable Law or a Governmental Authority, to the extent reasonably practicable (A) not participate in or attend any substantive meeting, discussion, or communication with any Governmental Authority in respect of the transactions contemplated hereunder without a representative of the other; (B) keep each other apprised with respect to any substantive conversation or communication with any Governmental Authority in respect of the transactions contemplated hereunder; (C) cooperate in the filing of (and consider in good faith any comments by the other with respect to) any memoranda, white papers, filings, correspondence or other written communications with respect to this Agreement or the transactions contemplated hereunder submitted to any Governmental Authority; and (D) furnish each other with copies of all substantive correspondence, filings and communications (and memoranda setting forth the substance thereof) between it and its Affiliates and their respective representatives on the one hand, and any Governmental Authority or members of any Governmental Authority’s staff, on the other hand, with respect to this Agreement or the transactions contemplated hereunder (provided that the Parties shall be permitted to redact any correspondence, filing or communication to the extent such correspondence, filing or communication contains commercially sensitive information, which information shall be provided to counsel on a confidential, counsel-to-counsel basis); and (7) if desired by Seller, the Parties shall request early termination of the waiting period under the HSR Act. (c) Notwithstanding the foregoing but subject to the limited exception of Section 6.1(d) below, nothing in this Section 6.1 shall require, or be construed to require, a Party or any of its Affiliates to agree to (i) sell, hold, divest, discontinue or limit, before or after the Closing Date, any assets, businesses or interests of such Party or any of its Affiliates; (ii) any conditions relating to, or changes or restrictions in, the operations of any such assets, businesses or interests which, in either case, could reasonably be expected to result in a Material Adverse Effect or materially and adversely impact the economic or business benefits to such Party of the contemplated transaction; or (iii) any material modification or waiver of the terms and conditions of this Agreement. (d) Buyer shall not, and shall cause its Affiliates not to, acquire or agree to acquire, including by merging with or into or consolidating with, or by purchasing a portion of the assets of or equity in, or by any other manner, any business or any Person or division thereof that manufactures and sells automated side load, rear load, or front load refuse equipment or trucks in the United States if the entering

30 into of a definitive agreement relating to, or the consummation of such acquisition, merger or consolidation would reasonably be expected to (1) increase the risk in any material respect of not obtaining, any Consent contemplated by this Section 6.1 necessary to consummate the transactions contemplated by this Agreement or the expiration or termination of any applicable waiting period; (2) increase the risk in any material respect of any Governmental Authority seeking or entering an Order prohibiting the consummation of the transactions contemplated by this Agreement; or (3) increase the risk in any material respect of not being able to remove any such Order on appeal or otherwise. (e) Buyer shall promptly notify Seller, and Seller shall promptly notify Buyer, of any notice or other communication from any Person alleging that such Person’s Consent is or may be required in connection with the transactions contemplated hereunder. (f) Buyer shall be responsible for and shall pay all filing fees required for the filings made pursuant to the HSR Act under this Section 6.1. 6.2 Pre-Closing Conduct of Business. (a) Certain Required Actions. From the execution and delivery of this Agreement until Closing (except (A) as expressly permitted by this Agreement, including Section 6.2(b) and Section 6.2(c), (B) as required by Applicable Law or Major Contract, or (C) with the prior written Consent of Buyer, which will not be unreasonably withheld, conditioned or delayed), the Company will: (i) conduct its business in its Ordinary Course of Business in all material respects; and (ii) without limiting the generality of the foregoing, not do any of the following (provided that (x) no act or failure to act with respect to any matter expressly addressed by an exception above or below to a term of this Section 6.2 will be a breach of this Section 6.2 or any other term of this Agreement and (y) any failure to take any action prohibited by this Section 6.2 will not be a breach of this Section 6.2 or any other term of this Agreement): (1) (A) issue or otherwise allow to become outstanding or acquire or pledge or otherwise encumber the Interests or any other equity interest or other security of the Company or right (including any option, warrant, put or call) to any such equity interest or other security, (B) declare, set aside or pay any dividend on, or make any other distribution in respect of, any of its equity interests or other securities (other than cash dividends or distributions to Seller), (C) split, combine or reclassify any of its equity interests or issue or authorize the issuance of any other security in respect of, in lieu of or in substitution for any of its equity interests or other securities or make any other change to its capital structure, or (D) purchase, redeem or otherwise acquire any equity interest or any other security of the Company or any other Person or any right, warrant or option to acquire any such equity interest or other security; (2) (A) except in its Ordinary Course of Business or with respect to any cash dividend or distribution to Seller, make any sale, lease to any other Person, license to any other Person or other disposition of any material asset, (B) fail to preserve and maintain all of the Real Property in substantially the same condition as existed on the date hereof, ordinary wear and tear excepted, (C) erect any new material improvement on any Real Property, (D) make any capital expenditure or purchase or otherwise acquire any material asset (other than purchases of inventory or equipment in its Ordinary Course of Business and other capital expenditures that in the aggregate do not exceed $250,000), (E)license any material intangible asset from any other Person (other than non-exclusive licenses in its Ordinary Course of Business), lease any real property from any other Person or lease any material tangible personal property from any other Person (other than any lease of tangible personal property under which the payments do not exceed $100,000 annually), (F) acquire by merging with, or by purchasing a substantial portion of the stock or assets of, or by any other manner, any business or any Person or division thereof, or (G) adopt a plan of liquidation, dissolution, merger, consolidation, statutory share exchange, restructuring, recapitalization or reorganization;

31 (3) grant or have come into existence any Encumbrance on any asset, other than any Permitted Encumbrance; (4) (A) become a guarantor with respect to any obligation of any other Person, (B) assume or otherwise become obligated for any obligation of any other Person for borrowed money or (C) agree to maintain the financial condition of any other Person; (5) (A) incur any Indebtedness for borrowed money (excluding borrowings under existing lines of credit and interest thereon that will be paid at Closing pursuant to a Payoff Letter), (B) make any loan, advance or capital contribution to, or investment in, any other Person or (C) make or pledge to make any charitable or other capital contribution; (6) (A) amend or terminate any material Contract in any respect in a manner that is adverse to the Company or any Major Contract or (B) waive, release or assign any material right or material claim under any Major Contract; (7) (A) fail to prepare and timely file all Tax Returns with respect to the Company required to be filed (unless validly extended), (B) make or change any material election with respect to Taxes (C) amend any material Tax Return, or (D) settle or compromise any material Tax liability or obligation in dispute, enter into any Tax closing agreement, waive any statute of limitations regarding any Tax or agree to any extension of time regarding the assessment of any Tax deficiency; (8) (A) adopt or change any material accounting method or principle used by the Company, except as required under GAAP or the Code as required after the date hereof, (B) change any annual accounting period, or (C) adopt any material change in cash management practices and policies, practices and procedures with respect to collection of accounts receivable, establishment of reserves for uncollectible accounts receivable, accrual of accounts receivable, inventory control, prepayment of expenses, payment of trade accounts payable, accrual of other expenses, deferral of revenue and acceptance of customer deposits; (9) terminate, or fail to use commercially reasonable efforts to keep available to the Company, any Management-Level Employees other than any terminations for “cause” as reasonably determined by the Company; (10) except as required by the terms of a Company Plan: (A) adopt, enter into, amend or terminate any Company Plan, (B) enter into or amend any employment arrangement or relationship with any new or existing Company Employee that has the legal effect of any relationship other than at will employment, (C) increase any compensation or fringe benefit of any Company Employee or pay any increased benefit to any Company Employee, other than pursuant to an existing Company Plan, (D) grant any award to any Company Employee under any Company Plan (including the removal of any existing restriction in any Company Plan or award made thereunder), or (E) enter into or amend any collective bargaining agreement; (11) amend any of its Organizational Documents except in connection with the Conversion; (12) except in its Ordinary Course of Business, (A) pay, discharge, settle or satisfy any material claim or material liability or obligation or (B) otherwise waive, release, grant, assign, transfer, license or permit to lapse any right of material value; (13) fail to use commercially reasonable efforts to prevent the material damage, destruction or loss, or any material interruption in use, of any of the Company’s assets, whether or not covered by insurance;

32 (14) extend any loan to (or forgave any loan to), or entered into any other material transaction with, any current or former director, manager, officer or employee of the Company (and specifically excluding any payment or reimbursement of business expense in its Ordinary Course of Business); or (15) enter into any Contract to do any of the foregoing. (b) Certain Permitted Actions. Notwithstanding Section 6.2(a), this Agreement will not prevent or otherwise restrict the Company or any of its Affiliates (and will not so prevent or restrict Seller) from taking any action or omitting any action listed in Exhibit 6.2(b). (c) Certain Required Actions. Notwithstanding Section 6.2(a), no later than immediately prior to the Closing and except as set forth on Exhibit 6.2(c), Seller shall, and shall cause any applicable Affiliate to, terminate all Contracts and settle all accounts between Seller or such Affiliate, on the one hand, and the Company on the other hand, including those disclosed or that should have been disclosed in respect of Section 4.17. Prior to Closing, Seller shall cause the Company to dispossess any interest, whether ownership, leasehold or otherwise, in the Ford Dealership Building, NAPA Auto Parts Building and the Highway 141 Property (as such terms are defined in Disclosure Schedule 4.10(a)). From and after the Closing, the Parties agree that Buyer and the Company shall not be responsible for any cost, expense or liability arising in respect of the Contracts, accounts and properties subject to, or described in this Section 6.2(c), or the disposition thereof and Seller agrees to indemnify Buyer and the Company in accordance with Section 9.2 for any Loss incurred by Buyer or the Company arising out of such Contracts, accounts or properties. 6.3 Access to Information. (a) Pre-Closing Access for Buyer From the date hereof through Closing, subject to the Confidentiality Agreement and the Company’s reasonable confidentiality precautions, including those based on the confidential nature of this Agreement and the transactions contemplated herein, the Company will cause Buyer and Buyer’s representatives to have reasonable access during normal business hours and upon reasonable notice from Buyer, to the facilities, officers, books and records of the Company for the opportunity to prepare for the transition to Buyer of the business of the Company and ownership of the Company. Buyer and Buyer’s representatives will conduct such preparation in a manner that does not unreasonably interfere with the operations of the Company and will not have access to any personnel other than the officers of the Company without the written Consent of Seller (which Consent will not be unreasonably withheld, conditioned or delayed). From the date hereof through the Closing Date, the Company shall use commercially reasonable efforts to deliver to Buyer not more than 17 days after the last day of each calendar month beginning with the first calendar month ending after the date of this Agreement the unaudited balance sheet of the Company as of the last day of such calendar month and the related unaudited statement of income for such calendar month. Notwithstanding the foregoing, the Company will not be required to provide or cause to be provided access to or disclose or cause to be disclosed information where such access or disclosure would reasonably jeopardize the attorney-client privilege or contravene any Order. (b) Post-Closing Access for Seller. Throughout the seven-year period after Closing, subject to Buyer’s reasonable confidentiality precautions, during normal business hours and upon reasonable notice from Seller, Buyer will: (1) cause Seller and Seller’s representatives to have reasonable access to the applicable books and records of the Company and one or more employees of the Company knowledgeable of such matters and as designated by Buyer from time to time, in each case to the extent necessary or reasonably desirable to (A) defend or pursue any Proceeding, (B) prepare or file any Tax Return, or (C) address any other Tax, accounting, financial or legal matter or respond to any investigation or other inquiry by or under the control of any Governmental Authority, in each case only to the extent related to the pre-Closing operation of the Company’s business; and (2) permit Seller and Seller’s representatives to make copies of such books and records for such purposes, at Seller’s expense. If requested

33 by Buyer, Seller first will reasonably demonstrate that such access is for such a purpose. Notwithstanding the foregoing, Buyer will not be required to provide or cause to be provided access to or disclose or cause to be disclosed information where such access or disclosure would reasonably jeopardize the attorney-client privilege or contravene any Order. (c) Post-Closing Retention of Information by Seller. At and after Closing, Seller may retain in Seller’s (or any of its Affiliates’) possession, any documents that relate exclusively to the business of Fleetforce. 6.4 Further Assurances. If after Closing any further action is necessary or reasonably desirable to carry out any purpose of this Agreement, then each Party will take such further action (including the execution and delivery of further documents) as any other Party reasonably requests to carry out such purpose. The foregoing will be at the expense of such requesting Party, except to the extent this Agreement otherwise allocates such expense or obligation to any other Party. 6.5 Confidentiality and Publicity. (a) Confidentiality Agreement and Pre-Closing Contacts. The Letter Agreement between Stifel, Nicolaus & Company, Incorporated (as agent for the Company) and Buyer, dated June 6, 2025 (the “Confidentiality Agreement”), will remain in full force and effect pursuant to its terms upon and following the date hereof, except that the Confidentiality Agreement is hereby automatically terminated, effective as of the Effective Time (but subject to the conclusion of Closing occurring). Without limiting the foregoing, until the Effective Time, Buyer will not, and will cause its Affiliates and representatives not to, contact or communicate with any employee, insurer, customer, supplier, distributor, landlord, lender or other Contractual party of the Company or Seller with respect to any transaction contemplated herein, the Company, except to the extent permitted under Section 6.3(a), in each case without the prior written Consent of Seller (which Consent will not be unreasonably withheld, conditioned or delayed). (b) Publicity. Except as stated in this Section 6.5(b), each Party will not, and each Party will cause each of its Affiliates not to, make any public release or announcement regarding this Agreement or any transaction contemplated herein without the prior written Consent of Buyer and Seller (which Consent will not be unreasonably withheld, conditioned or delayed). Notwithstanding anything in the foregoing to the contrary, Buyer may make any announcement (including specific information as to the terms of this Agreement, including the Purchase Price and any other financial term, and the filing of this Agreement as an exhibit to Buyer’s securities filings) as it determines required by securities Applicable Laws or the applicable exchange on which Buyer’s securities are traded. Buyer and Seller will reasonably cooperate with the other in issuing, promptly after execution of this Agreement and after Closing, one or more press releases announcing the transaction, taking into consideration each other’s reasonable comments. Further, notwithstanding anything to the contrary herein, after Closing Stifel, Nicolaus & Company, Incorporated may disclose information regarding the transactions contemplated hereby in its marketing materials and on its website through what is commonly referred to as a “tombstone”, provided that (1) such disclosure is limited to the general terms of the transactions contemplated hereby, including the identities of the Parties, and (2) neither the Purchase Price nor any other financial term shall be disclosed in connection with such disclosure. (c) Confidential Information of the Company. From and after the Closing, Seller shall, and shall cause its Affiliates to, keep confidential, not disclose and not use any Confidential Information. (d) Reserved. (e) Certain Permitted Disclosures. Notwithstanding the foregoing, nothing in Section 6.3 or this Section 6.5 prohibits any of the following:

34 (1) a Party or any of its Affiliates disclosing any information to the extent required under Applicable Law; provided, however, that if a Party or any of such Party’s Affiliates is so required to so disclose any information that otherwise would be prohibited in the absence of this Section 6.5(e)(1), then (A) such Party first will provide to each other Party prompt written notice thereof and cooperate (and cause such Affiliate to cooperate) with each such other Party, to the extent such other Party reasonably and promptly requests, so that such other Party may seek a protective Order or other appropriate remedy or waive compliance with the terms of this Agreement (subject, in each case, to legal requirements to the contrary), and (B) if such protective Order or other remedy is not obtained, or if such other Party waives compliance with the terms of this Agreement, then such Party will (and will cause such Affiliate, as applicable, to) disclose only the portion of such information that is required to be so disclosed, and such Party will (and will cause such Affiliate, as applicable, to) use its commercially reasonable efforts, at the expense of such Party, to obtain reasonable assurance that confidential treatment will be given to such information; (2) a Party or any of its Affiliates making any statement or disclosure to its direct or indirect owners in a non-public manner; (3) a Party or any of its Affiliates making any statement or disclosure (A) as part of its or any of its Affiliate’s financial statements or, notwithstanding Section 6.5(e)(1) above, Tax Returns, or (B) to the extent reasonably necessary to enforce or comply with this Agreement; (4) a Party or any of its Affiliates making any statement or disclosure to (A) such Party’s (or any of its Affiliate’s) paid legal, accounting or financial advisers to the extent reasonably necessary for any such adviser to perform its paid legal, accounting or financial services, respectively, for such Party (or such Affiliate), (B) any lender or investor or prospective lender or investor of such Party (or such Affiliate) to the extent reasonably required as part of such lending or investing relationship, (C) any insurer of such Party (or such Affiliate), or (D) if such Party is an individual, then to such Party’s immediate family; provided, however, that such Party will cause each Person to whom such statement or disclosure is made under this Section 6.5(e)(4) to keep confidential and not disclose to any other Person any information in such statement or disclosure; (5) a Party from taking any action or defending any claim by any Party, and using any related information in doing so; or (6) any disclosure by Buyer permitted by Section 6.5(b). 6.6 Employee Matters. (a) For a period of twelve months after the Closing, Buyer shall provide or cause its Affiliates (including, after the Closing, the Company) to provide each employee employed by the Company with (1) employee benefits that are substantially similar to those in effect immediately prior to the Closing or those provided by Buyer to its similarly situated employees; and (2) other terms and conditions of employment (including bonus eligibility) that are substantially similar to those provided by Buyer to its similarly situated employees or as otherwise required by Applicable Law or as are necessary to avoid a claim of constructive or actual termination of employment. Notwithstanding the foregoing, it is understood that the McLaughlin Family Companies Nonqualified Deferred Compensation Plan will be terminated at or prior to the Closing, and Buyer and the Company shall not be obligated to provide any comparable plan following Closing. With respect to the employees of the Company, Buyer further agrees to (1) recognize the existing levels of service and seniority for benefit plan purposes (including accrual of paid time off and levels of severance benefits under severance arrangements), and (2) provide credit for purposes of eligibility and vesting under its benefit plans, programs or policies for service with the Company or any of its Affiliates. If reasonably requested by Seller in connection with the satisfaction of the condition set forth in Section 8.1(l), Buyer shall use, and shall cause the Company to use, commercially reasonable efforts to agree to continue the Transferred Benefit Plans through December 31, 2026.

35 (b) With respect to any Company employee whose employment is terminated without cause by Buyer or any of its Affiliates (including, after the Closing, the Company) during the 12-month period following the Closing, Buyer shall provide, or shall cause its Affiliates to provide, severance benefits to such employee, which shall be determined and payable in accordance with Buyer’s general severance benefit plan at the time of such employee’s termination of employment, taking into account all service with the Company, Buyer and their respective Affiliates in determining the amount of severance benefits payable. For the avoidance of doubt, Buyer and the Company shall not have any obligation to pay severance for any employee of the Company terminated or transferred by the Company to Seller or any Affiliate at or prior to Closing, including, without limitation, the employees set forth on Disclosure Schedule 7.2(f). (c) Prior to the Closing, Seller shall use commercially reasonable efforts to cause (1) the Company to assume sponsorship of each of the Benefit Plans listed on Disclosure Schedule 4.15(a) under the heading “Transferred Benefit Plans” (the “Transferred Benefit Plans”), and (2) the assignment to the Company of any trusts, insurance policies, business associate agreements, stop loss policies, third-party administrator contracts and other ancillary service provider agreements related to the Transferred Benefit Plans. (d) Notwithstanding any provision herein, no term of this Agreement shall be deemed to create any Contract with any employee, or to give any employee the right to be retained in the employment of Buyer, the Company or any related employer, or to interfere with Buyer’s right to terminate employment of any employee at any time. Except as otherwise provided in this Section 6.6, nothing in this Agreement shall diminish Buyer’s rights to change or terminate its policies regarding salaries, benefits and other employment matters at any time or from time to time. The representations, warranties, covenants and agreements contained herein are for the sole benefit of the Parties hereto, and the Company employees are not intended to be and shall not be construed as third-party beneficiaries hereof. 6.7 Exculpation and Indemnification of Directors and Officers. (a) Organizational Documents and Related Matters. Throughout the six-year period after Closing, Buyer will prevent the amendment, repeal or modification of any provision in any Organizational Document of the Company with respect to, and throughout such period Buyer will cause the Company to satisfy when due each obligation of the Company with respect to, exculpation or indemnification, defense or being held harmless for pre-Effective Time acts or omissions of its former officers or directors (or similar Persons, including any member in respect of any management role in any member managed limited liability company) holding office before the Effective Time (except to the extent prohibited by Applicable Law), it being the intent of the Parties that such officers or directors (or similar Persons, including any member in respect of any management role in any member managed limited liability company) will continue to be entitled to such exculpation or indemnification, defense or being held harmless for such acts or omissions to the greatest extent permitted under the Company’s Organizational Documents and Applicable Law. (b) D&O Tail Insurance. Throughout the six-year period after Closing, Buyer will maintain (or cause to be maintained) in effect directors’ and officers’ liability insurance covering acts or omissions occurring before the Effective Time of such officers or directors (or similar executives) on terms reasonably requested by Seller (terms generally consistent with any such insurance in place on the date hereof being deemed among the terms that would be reasonably requested) and available, including by maintaining (or causing to be maintained) any so-called tail insurance or continuation insurance obtained by or on behalf of the Company in preparation for Closing (any post-Closing insurance contemplated in this sentence being “D&O Tail Insurance”). If the Company elects to obtain any D&O Tail Insurance at or prior to Closing (which the Company may do), then, in addition to other amounts payable by Buyer hereunder and prior to the Closing, Buyer shall reimburse the Company (or pay directly) the premium for each policy of D&O Tail Insurance. Buyer’s obligations under this Section 6.7 will not be terminated or modified in a manner that adversely affects any Person to whom this Section 6.7 relates with respect to

36 pre-Effective Time acts or omissions without the prior written consent of such affected Person (it being expressly agreed that each such Person to whom this Section 6.7 relates will be a third-party beneficiary of this Section 6.7). 6.8 Tax Matters. The following provisions will govern certain Tax matters as among Buyer, the Company and Seller: (a) The Parties intend that, for U.S. federal Income Tax purposes, the purchase of the Interests is treated as a taxable purchase of the assets of the Company and will prepare all Tax Returns in accordance therewith, except upon a contrary final determination by an applicable Governmental Authority. Within 60 days following the determination of the Final Base Purchase Price, Buyer shall prepare a proposed final purchase price allocation (the “Allocation”), taking into account the allocation of Base Purchase Price described in Section 2.1, in accordance with the methodology set forth in Exhibit 6.8(a) and in accordance with Section 1060 of the Code, the regulations promulgated thereunder and any similar provision of state, local or non-U.S. law, as appropriate, and shall permit Seller to review the Allocation and propose any changes thereto by delivering notice to Buyer in writing within 30 days of delivery of such Allocation. If Seller notifies Buyer in writing that Seller objects to one or more items reflected in the Allocation within 30 days after the receipt thereof, Seller and Buyer shall negotiate in good faith to resolve such dispute. If the Parties are unable to resolve the dispute within the following 20 days, each of Seller and Buyer may prepare and use their own allocations for all Tax purposes. If agreed, the Allocation shall be conclusive and binding upon Buyer and Seller for all Tax purposes, and the Parties agree that all Tax Returns (including IRS Form 8594) shall be prepared in a manner consistent with (and the Parties shall not otherwise take a position on a Tax Return or Tax action that is inconsistent with) the Allocation, except upon a contrary final determination by an applicable taxing authority. If agreed, in the event that there is a change in the Purchase Price (for Tax purposes), Buyer shall prepare a revised Allocation in accordance with the procedures set forth in this Section 6.8(a). (b) Seller will prepare and timely file (or cause to be prepared and timely filed) all (i) Tax Returns for Income Taxes that relate solely to the Company for any Pre-Closing Tax Period (such Tax Returns, “Pre-Closing Returns”) and (ii) consolidated, combined or unitary Tax Returns that include Seller and the Company that are required to be filed before, on or after the Closing Date, and any Tax Return of Seller (such Tax Returns, “Pre-Closing Seller Returns”). All such Pre-Closing Returns and Pre- Closing Seller Returns for any Pre-Closing Tax Period will be prepared allocating all items accruing on the Closing Date to the Company’s Taxable period ending on the Closing Date pursuant to (or applying principals analogous to) Treasury Regulation section 1.1502-76(b)(1)(ii)(A)(1) (and not pursuant to the “next day” rule under Treasury Regulation section 1.1502-76(b)(1)(ii)(B) or pursuant to the ratable allocation method under Treasury Regulation section 1.1502-76(b)(2)(ii) or 1.1502-76(b)(2)(iii)) (or comparable provisions of state, local or foreign law) and all Transaction Tax Deductions shall be allocated to the period ending on the Closing Date to the extent permitted by Applicable Law. Seller shall permit Buyer to review and comment on any Pre-Closing Return (and not any Tax Returns that include any Seller or any Affiliate of Seller or any Pre-Closing Seller Returns) at least 15 days prior to the due date (including extensions) for filing such Pre-Closing Return (unless such Tax Return is due within 30 days of the Closing Date, in which case Seller will provide it to Buyer within a reasonable period, but in no event after the applicable due date) and shall consider in good faith any changes reasonably requested by Buyer. Seller shall deliver final copies of all Pre-Closing Returns (and not any Tax Returns that include any Seller or any other Affiliate of Seller or any Pre-Closing Seller Returns) that are required to be filed after the Closing Date to Buyer no later than five days prior to the due date (including extensions) for filing such Pre-Closing Returns (unless such Tax Return is due within 30 days of the Closing Date, in which case Seller will provide it to Buyer within a reasonable period, but in no event after the applicable due date). Seller shall pay or cause to be paid to Buyer any Indemnified Taxes of the Company due in respect of such Pre-Closing Returns at least two days before the date on which Buyer or the Company would be required to pay such Taxes.

37 (c) Buyer shall prepare and file, or cause to be prepared and filed, all Tax Returns of the Company that are neither a Pre-Closing Return nor a Pre-Closing Seller Return for any Pre-Closing Tax Period or any Straddle Period (“Buyer and Straddle Period Returns”). Buyer shall prepare such Buyer and Straddle Period Returns consistent with past practice of the Company and this Agreement unless otherwise required by Applicable Law. Buyer shall deliver drafts of each Buyer and Straddle Period Returns to Seller for Sellers’ review at least 15 days prior to the date that such Buyer and Straddle Period Tax Return is required to be filed, as may be extended (unless such Tax Return is due within 30 days of the Closing Date, in which case Buyer will provide it to Seller within a reasonable period, but in no event after the applicable due date), and shall make any reasonable comments made by Seller. Seller shall pay or cause to be paid to Buyer Seller’s portion of any Indemnified Taxes of the Company due in respect of such Buyer and Straddle Period Returns at least two days before the date on which Buyer or the Company would be required to pay such Taxes. (d) For all purposes of calculating Taxes under this Agreement, with respect to Taxes of the Company relating to a Straddle Period, the portion of any Tax that is allocable to the Pre-Closing Tax Period shall be deemed to be (i) in the case of Taxes imposed on a periodic basis (such as real or personal property Taxes), the amount of such Taxes for the entire period multiplied by a fraction, the numerator of which is the number of calendar days in the Straddle Period ending on and including the Closing Date and the denominator of which is the number of calendar days in the entire relevant Straddle Period and (y) in the case of Taxes not described in clause (x) (such as Income Taxes, Taxes based upon occupancy or imposed in connection with any sale or other transfer or assignment or property, or withholding Taxes), the amount of any such Taxes shall be determined based as if such taxable period ended on the Closing Date. All Transaction Tax Deductions shall be allocated to the period ending on the Closing Date to the extent permitted by Applicable Law. (e) Buyer shall not permit the Company to take any action outside of the Ordinary Course of Business on the Closing Date (excluding an action contemplated by this Agreement) that could increase Seller’s liability for Indemnified Taxes. None of Buyer, any Affiliate of Buyer, or the Company shall (or shall cause or permit the Company to) amend, re-file or otherwise modify any Tax Return of the Company for any period (or portion thereof) ending on or before the Closing Date or any Buyer and Straddle Period Tax Return, enter into any closing agreement applicable to a Pre-Closing Tax Period, make any election relating to Taxes, extend or waive the limitation period applicable to any Pre-Closing Tax claim or assessment, or voluntarily approach any Governmental Authority regarding any Tax for a Pre-Closing Tax Period, in each case, without the prior written permission of Seller, which permission shall not be unreasonably withheld, delayed, or conditioned. (f) Buyer and Seller shall cooperate, as and to the extent reasonably requested by the other Party, in connection with (i) the filing of the Company’s Tax Returns and (ii) any audit, litigation or other Proceeding with respect to the Company’s Taxes and Tax Returns. Such cooperation shall include the retention, and (upon the other Party’s request) the provision, of records and information which are reasonably relevant to any such audit, litigation or other Proceeding and making employees available on a mutually convenient basis to provide additional information and explanation of any material provided hereunder; provided, that the Party requesting assistance shall pay the reasonable out-of-pocket expenses incurred by the Party providing such assistance; provided, further, no Party shall be required to provide assistance at times or in amounts that would interfere unreasonably with the business and operations of such Party. Notwithstanding the foregoing, Seller shall not be required to provide Pre-Closing Seller Returns (or work papers or similar information related to such Pre-Closing Seller Returns). Buyer and Seller agree, to the extent reasonably requested by the other Party, to use commercially reasonable efforts to obtain any certificate or other document from any Governmental Authority or any other Person as may be necessary to mitigate, reduce or eliminate any Tax that could be imposed (including, but not limited to, with respect to the transaction contemplated hereby).

38 (g) Buyer shall provide Seller with notice of the commencement of any audits, examinations, or other Proceedings involving the Company with respect to any Indemnified Taxes by the IRS or any other Governmental Authority (each, a “Seller Tax Proceeding”) within 10 days after the receipt of such notice; provided, however, that the failure of Buyer to give such notices shall not relieve Seller from their indemnification obligations hereunder except to the extent Seller is materially prejudiced thereby. Seller shall control, at its expense, all Seller Tax Proceedings, provided that, to the extent that any such Seller Tax Proceeding could reasonably be expected to adversely impact Buyer, the Company, or any of their Affiliates, (i) Seller shall keep Buyer reasonably informed of the progress of any such Seller Tax Proceeding, (ii) Buyer shall be entitled to reasonably participate in any such Seller Tax Proceeding at Buyer’s sole cost and expense, (iii) Seller shall provide Buyer with a copy of all material submissions made to a taxing authority in connection with any such Seller Tax Proceeding, (iv) Seller shall provide Buyer with copies of all material correspondence, notices and other written material received from any taxing authority with respect to any such Seller Tax Proceeding, and (v) Seller shall not, without Buyer’s prior written Consent (which shall not be unreasonably withheld, delayed, or conditioned), agree to any compromise, settlement, or abandonment of such Seller Tax Proceeding or defense thereof. In the case of a Tax Proceeding (A) relating a Straddle Period or (B) which Seller elects not to control pursuant to the foregoing sentence (a “Buyer Tax Proceeding”), Buyer shall control such Buyer Tax Proceeding, provided that Buyer shall keep Seller reasonably informed of the status of such matter (including providing Seller with copies of all written correspondence that relate to any issue or adjustment that could give rise to any Liability of Seller) and shall not, without Seller’s written Consent (which shall not be unreasonably withheld, delayed, or conditioned), settle any such Buyer Tax Proceeding. (h) All transfer, documentary, sales, use, registration and real property transfer tax, stamp tax, stock transfer tax, or other similar Tax imposed, directly or indirectly, on the Company or Seller as a result of the transactions contemplated by this Agreement (collectively, “Transfer Taxes”), and any penalties or interest with respect to the Transfer Taxes, shall be borne and paid equally by Seller and Buyer. Seller and Buyer will cooperate with each other in the filing of any returns with respect to Transfer Taxes, including by promptly supplying any information in its possession that is reasonably necessary to complete such Tax Returns. Notwithstanding anything in the foregoing to the contrary, Buyer shall not be responsible for the payment of any Transfer Taxes in respect of any transaction contemplated by Section 6.2(c). (i) The amount of any Tax refunds, credits, or offsets of Taxes with respect to Indemnified Taxes (“Indemnified Taxes Refunds”) of the Company for any Pre-Closing Tax Period shall be for the account of Seller (except to the extent such Tax refunds, credit, or offset was taken into account in the final determination of the Purchase Price). The amount or economic benefit of any Indemnified Taxes Refunds for any Straddle Period shall be equitably apportioned between Seller and Buyer in accordance with the principles set forth in Section 6.8(d) (except to the extent such Tax refunds, credit, or offset was taken into account in the final determination of the Purchase Price). Buyer shall promptly pay or cause to be paid to Seller any such refund and the dollar value of any such credit or benefit to which Seller is entitled pursuant to this Section 6.8(i). If Seller determines that the Company is entitled to file or make a claim for a refund or credit or an amended Tax Return providing for an Indemnified Taxes Refund, Seller shall be entitled to file or make such claim or amended Tax Return on behalf of the Company and shall control the prosecution of such claim (solely at Seller’s expense); provided, that Seller shall keep Buyer reasonably informed of the progress of such claim. If Seller determines that the Company is entitled to file or make a claim for a refund or credit or an amended Tax Return providing for an Indemnified Taxes Refund with respect to a Straddle Period, Buyer shall cooperate with any reasonable request by Seller relating to filing or making such claim or amended Tax Return or prosecuting such claim, provided that any such costs relating to such claim or such Tax Return, as the case may be, shall be borne solely by Seller. (j) Notwithstanding anything to the contrary contained in this Agreement or otherwise, Buyer and its Affiliates (including, after the Closing, the Company) shall not be entitled to be indemnified or held harmless for, and Seller shall not be responsible for (i) any Taxes that are (or Loss relating solely to Taxes that are) (A) incurred in respect of any taxable year that begins after the Closing

39 Date, (B) incurred in respect of a Straddle Period that are not allocable to the portion of such Straddle Period ending on the Closing Date pursuant to Section 6.8(d), (C) Transfer Taxes for which Buyer is responsible pursuant to Section 6.8(h) or (D) attributable or relating to transactions outside the Ordinary Course of Business that occur on the Closing Date after the Closing or to actions related to debt incurred in connection with the purchase contemplated by this Agreement, or (ii) any Losses relating to availability of, limitations on, or reductions in net operating losses, capital losses, or credit carryovers, Tax basis or depreciation or amortization periods. (k) Except to the extent taken into account in determining the Purchase Price, from and after Closing, Seller shall bear and pay, reimburse, indemnify and hold harmless Buyer and its Affiliates (including, after the Closing, the Company) for, from and against any and all Indemnified Taxes. Any payments made pursuant to this Section 6.8(k) shall be treated as an adjustment to the Purchase Price by the Parties for Tax purposes, unless otherwise required by Applicable Law. 6.9 R&W Insurance. Contemporaneous with Buyer entering into this Agreement and effective as of the date hereof, at Buyer’s expense, Buyer will enter into a binder agreement (and provide to the Company a true, correct and complete copy thereof) with respect to the issuance of the R&W Insurance, such binder agreement being in the form attached in Exhibit 6.9. At Buyer’s expense, Buyer will comply with all terms of such binder agreement to cause the proper and timely issuance of the R&W Insurance and Buyer will, and Buyer will use commercially reasonable efforts to cause each of its applicable insurance brokers and insurers to, take all actions necessary for the R&W Insurance to be properly issued to Buyer as soon as practicable after Closing. Buyer will ensure that the R&W Insurance is not at any time amended, waived or otherwise modified in a manner materially adverse to Seller (including with respect to the waiver of subrogation included therein) without the prior written Consent of Seller. 6.10 No Shop. Throughout the period that begins on the date hereof and ends upon the earliest of the Effective Time, termination of this Agreement pursuant to Section 7.4 or the Final Date, none of Seller or the Company will, and each of them will cause each Affiliate of it and each other representative or agent of it or such an Affiliate of it not to, directly or indirectly, solicit, initiate, seek or encourage any inquiry, proposal or offer from, furnish any information to or participate in any discussion or negotiation with any Person (other than Buyer or any Person on Buyer’s behalf) regarding any acquisition of the equity interests, assets or business of the Company, in whole or in part (by purchase, merger, tender offer, statutory share exchange, joint venture or otherwise), except sales or other disposal of inventory in the Company’s Ordinary Course of Business. Seller shall promptly (and in any event within one Business Day after receipt thereof by it, the Company or their respective Affiliates, representatives or agents) advise Buyer orally and in writing of any proposal received in respect of any such acquisition, any request for information with respect to any such acquisition, or any inquiry with respect to or which could reasonably be expected to result in an acquisition proposal, the material terms and conditions of such request, proposal or inquiry, and the identity of the Person making the same. Seller agrees that the rights and remedies for noncompliance with this Section 6.10 shall include having such provision specifically enforced by any court having equity jurisdiction, it being acknowledged and agreed that any such breach or Threatened breach shall cause irreparable injury to Buyer and that money damages would not provide an adequate remedy to Buyer. 6.11 Legal Representation; Conflicts Waiver. (a) Each Party acknowledges and agrees, on its own behalf and on behalf of each of its Affiliates, that (1) Faegre Drinker Biddle & Reath LLP, a Delaware limited liability partnership (along with any predecessor or successor, “Faegre”), has in the past represented or is continuing to represent as legal counsel Seller or the Company (which may include or have included regarding aspects of the transactions contemplated hereby or other matters) and (2) at or after Closing, Faegre may serve as legal counsel to Seller or any Affiliate of Seller, or any owner, officer or director (or similar executive) or employee of any of the foregoing, in connection with any of the transactions contemplated hereby (including with respect to any Proceeding relating hereto) or any other matter, notwithstanding any such

40 other representation (or any continued representation), in each case if or as mutually expressly determined by Faegre and such Person. Each Party (on its and each of its Affiliates’ behalf), including Buyer (on behalf of Buyer and each of Buyer’s Affiliates), hereby consents to each representation described above in this Section 6.11(a) and waives any, if any, conflict of interest as it relates to any such representation. (b) Each Party acknowledges and agrees, on its own behalf and on behalf of each of its Affiliates, that the Company and Seller had and have a common interest in considering, negotiating, documenting, consummating and performing under this Agreement and that Faegre has had communications and shared privileged and confidential information among any or all of them with the understanding that the confidentiality of those communications and information will be maintained. Accordingly, each Party acknowledges and agrees, on its own behalf and on behalf of each of its Affiliates, that all communications between or among Faegre, the Company or Seller with respect to any such representation or any of the consideration, negotiation, documentation, consummation or performance of this Agreement or any Transaction Document or any of the transactions contemplated hereby or thereby (collectively, the “Pre-Sale Communications”) will be deemed to be attorney-client privileged, and the expectation of client confidence relating thereto will belong solely to Seller (and not the Company). Without limiting the foregoing, any privilege relating to or arising from any Pre-Sale Communication or otherwise attaching as a result of Faegre’s representation of the Company in connection with the consideration, negotiation, documentation, consummation or performance of this Agreement or any Transaction Document or any of the transactions contemplated hereby or thereby will survive the Closing, remain in effect and, at and after Closing, be assigned to and hereby is automatically assigned to, and controlled by Seller (and not the Company). In furtherance of the foregoing, each Party will promptly take the steps necessary to ensure that any such privilege will survive Closing, remain in effect and be assigned to and controlled by Seller. Without limiting the generality of the foregoing, upon and after Closing: (1) Seller and its post-Closing Affiliates as applicable (and not the Company) will be the sole holder or holders of the attorney-client privilege with respect to any of the Pre-Sale Communications, and the Company will not be a holder of any attorney-client privilege or similar protection or work product protection with respect to any of the Pre-Sale Communications; (2) to the extent that any file or work of Faegre with respect to the consideration, negotiation, documentation, consummation or performance of this Agreement or any Transaction Document or any of the transactions contemplated hereby or thereby constitutes property of a client, only Seller or its applicable respective post-Closing Affiliates (and not the Company) will hold such property rights; (3) Faegre will have no duty whatsoever to reveal or disclose any of the Pre-Sale Communications or files or work with respect to the consideration, negotiation, documentation, consummation or performance of this Agreement or any Transaction Document or any of the transactions contemplated hereby or thereby to the Company or Buyer (or any Affiliate of any of them) by reason of any attorney-client relationship between Faegre and the Company or otherwise; and (4) Buyer, for itself, the Company and its Affiliates, successor or assign of any of them, hereby agrees that none of them may use or rely on any Pre-Sale Communication in any Proceeding or other matter on or after the Closing Date against Seller or any of its post-Closing Affiliates. Any access by Buyer or the Company (or any post-Closing Affiliate of any of them) to any of the Pre-Sale Communications at or after Closing (whether through the Company’s Computer Systems or otherwise) will not amount to or be any basis for any waiver of any attorney-client privilege or any similar protection, nor will it adversely affect any right of Seller or its Affiliates with respect to any attorney-client privilege or similar protection. 6.12 Consent. The Company and Seller hereby consent to the transfer of the Interests to Buyer at Closing as provided for in this Agreement and the transactions contemplated hereby (including the Conversion) and, in connection herewith and therewith, waive any and all rights of first refusal, options, anti-dilution rights, transfer restrictions, rights of first offer, co-sale rights, preemptive rights, rights of participation and other rights arising under the Company’s Organizational Documents or under any other Contract. 6.13 Releases. Effective as of and contingent upon the Closing, Seller, for Seller and Seller’s Affiliates (including but not limited to each shareholder of Seller), and their respective heirs, successors

41 and assigns (each a “Releasing Person”), does hereby and forever irrevocably release and discharge Buyer, the Company and their respective past, present and future employees, directors, officers (and similar executives), representatives, Affiliates, advisors and owners (each a “Releasee”), from any and all causes of action, actions, judgments, liens, debts, contracts, indebtedness, claims, rights, interests, demands and other Losses of any kind or character, known or unknown, suspected to exist or not suspected to exist, anticipated or not anticipated, whether or not heretofore brought before any Governmental Authority, that each such Releasing Person has or may have against any Releasee; except that Seller is not, for itself or any other Releasing Person, releasing or discharging any Releasee with respect to: (a) this Agreement or any Transaction Document or any of the transactions contemplated hereby or thereby (including the right to receive any payment hereunder or thereunder); (b) any matter to the extent arising out of, relating to or resulting from, directly or indirectly, any incident, condition, change, circumstance or effect after the Closing Date; (c) any right to exculpation or indemnification, defense or to be held harmless under any Applicable Law, Organizational Document or related insurance policy maintained by or for the Company for claims as a stockholder of the Company; (d) any account receivable and any other right pursuant to any Contract between or among the Company and any Affiliate of Buyer; or (e) any right which cannot be released by Applicable Law. Seller, for itself and each of the other Releasing Persons, hereby irrevocably agrees not to seek any indemnification, defense, hold harmless or other remedy or institute, commence, prosecute or assert or otherwise threaten, directly or indirectly, any Proceeding, or in any manner voluntarily aid the seeking of any indemnification, defense, hold harmless or other remedy or the institution, commencement, prosecution or assertion or threat of any Proceeding, or in any manner serve or seek to serve as a plaintiff for any derivative Proceeding, in each case to the extent arising out of, relating to or resulting from, directly or indirectly, any matter as to which Seller and the other Releasing Persons have purported to release and discharge another Person under this Section 6.13; however, notwithstanding any of the foregoing in this Section 6.13, nothing herein prevents or otherwise restricts Seller or other Releasing Person from cooperating with any Proceeding conducted by any Governmental Authority to the extent required to do so by Applicable Law. 6.14 Non-Compete; Non-Solicitation and No-Hire; Exceptions to Certain Restrictions. (a) Non-Compete and Non-Solicit of Clients and Other Persons. Subject to Section 6.14(c), Seller agrees that, throughout the period commencing at the Effective Time and continuing until the fifth anniversary of the Closing Date, Seller shall not, and Seller shall cause each Affiliate of Seller not to, directly or indirectly, (1) engage in or assist others in engaging in the Restricted Business in the Restricted Area (except on behalf of Buyer) or otherwise compete with the Restricted Business in the Restricted Area, whether as a partner, equityholder, manager, member, shareholder, director, employee, principal, agent, trustee or consultant; (2) have an interest in any Person that engages in or otherwise competes with, directly or indirectly the Restricted Business in the Restricted Area in any capacity, including as a partner, equityholder, manager, member, shareholder, director, employee, principal, agent, trustee or consultant; (3) cause, induce or encourage any material actual or prospective client, customer, supplier, dealer or licensor of the Restricted Business (including any existing or former client or customer of the Restricted Business and any Person that becomes a client or customer of the Restricted Business after the Closing), or any other Person who has a material business relationship with the Restricted Business, to terminate or modify any, such actual or prospective relationship; (4) solicit or accept business of the same or similar nature offered by the Company’s business from any actual or prospective client, customer, supplier, dealer, or licensor of the Company (including without limitation any existing or former client or customer of the Company and any Person that becomes a client or customer of Buyer in respect of the Company’s business after the Closing), or any other Person who has a business relationship with Buyer; or (5) acquire (including by purchase, finance lease, capital lease or otherwise) refuse collection vehicles, and any product or part related thereto, from any Person other than Buyer, the Company or an Affiliate thereof. From and after the date hereof, Seller shall cause Fleetforce not to terminate any purchase order or other Contract by and between the Company and Fleetforce for the purchase by Fleetforce of any Company product or service with respect to such product. From and after Closing, the Company agrees to deliver or perform (as the case may be) each such product or service as reasonably designated by Seller or Fleetforce

42 provided that such delivery or performance shall not be delayed by Seller or Fleetforce to after June 30, 2026. (b) Non-Solicit. Subject to Section 6.14(c), throughout the period commencing at the Effective Time and continuing until the third anniversary of the Closing Date, Seller will not, and Seller will cause each Affiliate of Seller not to, directly or indirectly, hire or solicit for employment any individual who was a Management-Level Employee of the Company at any time beginning on the one-year period prior to the Closing Date and ending on the third anniversary of the Closing Date. (c) Exceptions. Notwithstanding Sections 6.14(a) and 6.14(b), nothing in this Agreement prohibits or otherwise restricts Seller or any Affiliate of Seller from performing, permitting or otherwise being involved in, directly or indirectly, any of the following: (1) general solicitation for employment (including in any newspaper or magazine, over the internet or by any search or employment agency) if not specifically directed towards a Management-Level Employee of the Company, (2) soliciting or hiring an individual where the initial contact with such individual regarding such hiring primarily arose from any such general solicitation, or (3) owning or holding less than 2% of the outstanding shares of any class of stock that is regularly traded on a recognized domestic or foreign securities exchange or over the counter market. Further, notwithstanding clause (1), clause (2), clause (3) (with respect to clients or customers) or clause (4) (with respect to clients or customers) of Section 6.14(a), Seller and its Affiliates shall be permitted to, solely with respect to its current inventory and inventory acquired by it pursuant to clause (5) of Section 6.14(a): (A) lease or rent refuse collection vehicles; and (B) sell (including by sale, finance lease, capital lease or otherwise) used refuse collection vehicles that were available for lease or rent by Seller or such Affiliate for longer than one year to any member of the New Way distribution network; provided that, (i) the minimum time period and the party restriction set forth in the foregoing clause (B) shall not apply in the context of any sale in connection with a Fleetforce Change in Control and (ii) for the avoidance of doubt, Seller and its Affiliates shall not have any right to sell parts or services in respect of any refuse collection vehicles. Seller and its Affiliates are permitted to consummate a Fleetforce Change in Control. If a Fleetforce Change in Control occurs during any period of restriction contemplated by this Section 6.14, the restrictions contained in this Section 6.14 shall not apply to the Person operating the Fleetforce business (as Fleetforce or a successor thereto) following such Fleetforce Change in Control. (d) Enforcement. Seller (for itself and on behalf of its Affiliates) acknowledges that a breach or Threatened breach of this Section 6.14 would give rise to irreparable harm to Buyer, for which monetary damages would not be an adequate remedy, and each Party hereby agrees that in the event of a breach or a Threatened breach by Seller or an Affiliate thereof of any such obligations, Buyer shall, in addition to any and all other rights and remedies that may be available to it in respect of such breach, be entitled to equitable relief, including a temporary restraining order, an injunction, specific performance and any other relief that may be available from a court of competent jurisdiction (without any requirement to post bond). The aforementioned equitable relief shall be in addition to, not in lieu of, legal remedies, monetary damages, or other available forms of relief. In the event Buyer or its Affiliate is the prevailing party as determined by a court of competent jurisdiction in a Proceeding to enforce the terms of this Section 6.14, Buyer shall be entitled to the payment of its reasonable attorneys’ fees and costs incurred in bringing such Proceeding, to the extent permitted by Applicable Law. If Seller or an Affiliate thereof shall be found in violation of this Section 6.14(a) by a court of competent jurisdiction, the applicable period of restriction shall be extended by the length of time Seller or such Affiliate is in violation. Seller (for itself and on behalf of its Affiliates) acknowledges that it has a material interest in the transactions contemplated by this Agreement and the Transaction Documents, has knowledge of trade secrets and other Confidential Information, which is being acquired by Buyer hereby, the restrictions contained in this Section 6.14 are reasonable and necessary to protect the legitimate interests of Buyer and constitute a material inducement to Buyer to enter into this Agreement and consummate such transaction. The Parties agree and acknowledge that Section 10.8 expressly applies to any covenant contained in this Section 6.14.

43 6.15 Title Commitments; Surveys. Prior to Closing, Buyer may obtain, at its sole option and expense, and Seller shall grant to Buyer access to obtain, (a) commitments for owner’s policies of title insurance on current ALTA forms with respect to the Owned Real Property (collectively, the “Title Commitments”), and (b) an ALTA/NSPS survey on each parcel of Owned Real Property (the “Surveys”). Seller shall reasonably cooperate with Buyer in obtaining such Title Commitments and Surveys, provided, however, that Seller shall not be required to incur any material cost or expense in connection with its obligations hereunder. 6.16 Wolverine Lease and Industrial Park Lease Matters. (a) If not completed prior to Closing, the Company agrees to (and Buyer agrees to cause the Company to) take any action reasonably requested by Seller, at Seller’s sole cost and expense, to remove Seller as a party to each of the Wolverine Lease and Industrial Park Lease (as such terms are defined in Disclosure Schedule 4.8). The Parties agree that Seller shall not be responsible for any contractual or financial obligation arising after the Closing with respect to post-Closing obligations under the Wolverine Lease or Industrial Park Lease, and, without limiting any obligation of Seller set forth herein, the Company agrees to indemnify Seller for any such contractual or financial obligation arising out of the Wolverine Lease or Industrial Park Lease. For the avoidance of doubt, Buyer shall have no obligation to indemnify Seller in respect of any obligation arising in respect of the Wolverine Lease or Industrial Park Lease prior to the Closing or attributable to the period prior to the Closing including in respect of any obligation arising under Environmental Law. Following Closing and for the avoidance of doubt, and notwithstanding anything in the Wolverine Lease or Industrial Park Lease to the contrary, Seller will have no rights or benefits with respect to the real property leased pursuant to each of the Wolverine Lease and Industrial Park Lease, including any rights of occupancy or rights to exercise any purchase options thereunder, as if Seller was not a party thereto. (b) Prior to the Closing, Seller and the Company shall use commercially reasonable efforts to obtain from each of Prentiss County, Mississippi, the Mississippi Development Authority and the Prentiss County Development Association, one or more estoppel certificate(s) confirming, as applicable, that Seller, the Company and each other party thereto have complied with the terms of the Wolverine Lease, the Industrial Park Lease and each related Contract described on Disclosure Schedule 4.10(k). ARTICLE 7– CLOSING AND CLOSING DELIVERIES; TERMINATION 7.1 Closing. Subject to any earlier termination hereof, closing of the transactions contemplated herein (“Closing”) will take place remotely by the electronic exchange of documents necessary to effectuate Closing on the second Business Day after the satisfaction or waiver of all conditions hereunder to the obligations of the Parties to consummate such transactions (other than conditions hereunder that by their nature are to be satisfied at Closing, but subject to the satisfaction or waiver of such conditions at Closing) or such other date or time as Buyer and Seller mutually determine (the actual date Closing occurs being the “Closing Date”). Closing will be effective for Tax and accounting purposes as of 11:59 P.M. Central Time on the Closing Date (the “Effective Time”). All actions to be taken and all documents to be executed or delivered at Closing will be deemed to have been taken, executed and delivered simultaneously, and no action will be deemed taken and no document will be deemed executed or delivered until all have been taken, delivered and executed, except in each case to the extent otherwise stated in any such document. 7.2 Closing Deliveries by Seller. At Closing, Seller will deliver, or cause to be delivered, to Buyer (or as Buyer or this Agreement otherwise directs), or Buyer shall have otherwise received, the following: (a) an equity assignment, dated the Closing Date and executed by Seller transferring the Interests to Buyer in the records of the Company in form and substance reasonably satisfactory to Buyer; (b) the Escrow Agreement, dated the Closing Date and executed by Seller;

44 (c) an IRS Form W-9 certificate from Seller; (d) a payoff letter (as applicable) from each Person with respect to the Indebtedness of the Company set forth on Disclosure Schedule 7.2(d), in each case that states the amount of Indebtedness of the Company owing to such Person, the process for payoff of such Indebtedness (if applicable) and the automatic and irrevocable release of all applicable related Encumbrances, other than Permitted Encumbrances, effective upon the payment of the amount set forth therein (each a “Payoff Letter”), in each case in form and substance reasonably satisfactory to Buyer; (e) the written resignation (or customary board of directors (or managers) action or stockholder (or member) action causing the removal) of each director and officer of the Company (other than any such officer who is and will remain an employee of the Company through Closing who Buyer informs Seller, at least 10 Business Days prior to the Closing Date, to retain as an officer of the Company), with each such resignation (or removal) effective no later than the Effective Time; (f) evidence that the Company’s employment of each of the employees set forth on Disclosure Schedule 7.2(f) has been terminated prior to the Closing; (g) each License Agreement, dated the Closing Date and executed by Seller and each other party thereto (other than the Company); (h) the Transition Services Agreement, dated the Closing Date and executed by Seller; (i) a certificate of good standing (or its equivalent) for each of Seller (issued by the Secretary of State for the State of Iowa), and the Company (issued by the Secretary of State for the State of Delaware), in each case dated no more than ten days prior to the Closing Date; (j) a certificate of the Secretary of Seller certifying that attached thereto are true and complete copies of all resolutions adopted by the board of directors of Seller authorizing the execution, delivery and performance of this Agreement and each Transaction Document to be executed and delivered by Seller and the consummation of the transactions contemplated herein and therein, and that all such resolutions are in full force and effect and are all the resolutions adopted in connection with the transactions contemplated hereby and thereby; (k) evidence of the assignment by Seller to the Company of that certain Master Services Agreement by and between UKG Inc. and Seller; (l) evidence of the action by Seller to terminate the McLaughlin Family Companies Nonqualified Deferred Compensation Plan, and fully vest all benefits thereunder, effective at or prior to the Closing; (m) evidence of the termination of the Contracts contemplated by Section 6.2(c); (n) evidence reasonably satisfactory to Buyer of consummation of the Conversion; and (o) a release by Stifel, Nicolaus, & Company Incorporated of any and all obligations of the Company pursuant to the that certain engagement letter dated April 20, 2025, in form and substance reasonably acceptable to Buyer. 7.3 Closing Deliveries by Buyer. At Closing, Buyer will deliver, or cause to be delivered, to Seller (or as Seller or this Agreement otherwise directs), the following: (a) all payments required by Section 2.3; (b) the Escrow Agreement, dated the Closing Date and executed by Buyer;

45 (c) each License Agreement, dated the Closing Date and executed by the Company; and (d) the Transition Services Agreement, dated the Closing Date and executed by the Company. 7.4 Termination of Agreement. The sole and exclusive rights to terminate this Agreement before Closing (and each Party that has any such right) are as follows: (a) by mutual written Consent of Buyer and Seller; (b) by Buyer or Seller, if Closing has not occurred on or before January 22, 2026 (the “Final Date”); (c) by Buyer, if any condition in Section 8.1 becomes incapable of fulfillment by the Final Date; provided that Buyer has not waived such condition; or (d) by Seller, if any condition in Section 8.2 becomes incapable of fulfillment by the Final Date; provided that Seller has not waived such condition. A termination of this Agreement under the preceding Section 7.4(b), Section 7.4(c) or Section 7.4(d) will be effective two Business Days after the Party seeking termination gives to Buyer or Seller, as applicable, written notice of such termination. Notwithstanding any term in this Section 7.4, a Party will not have the right to terminate this Agreement pursuant to Section 7.4(b), Section 7.4(c) or Section 7.4(d) if the failure to satisfy or be able to satisfy any condition to Closing or consummate the transactions contemplated herein results in any material respect from the breach by such Party of any of its representations, warranties, covenants or agreements herein. 7.5 Effect of Termination. If this Agreement is terminated pursuant to Section 7.4, then this Agreement will be of no further force or effect, except for the terms of Section 6.5 (entitled, “Confidentiality and Publicity”), ARTICLE 10 (entitled, “Certain General Terms and Other Agreements”), ARTICLE 11 (entitled, “Certain Definitions”) and this Section 7.5. Upon any termination pursuant to Section 7.4, no Party will have any further liability or obligation hereunder or with respect hereto, except pursuant to a Section or Article listed in the immediately preceding sentence or for any pre-termination Fraud or willful or intentional breach by such Party, with respect to which all rights and remedies (under this Agreement or otherwise) will survive such termination and continue to exist. For the avoidance of doubt, any breach of this Agreement by Buyer for failing to pay amounts required by Section 2.3 or the Estimated Base Purchase Price will be deemed to be an intentional breach by Buyer. ARTICLE 8 – CONDITIONS TO OBLIGATIONS TO CLOSE 8.1 Conditions to Obligation of Buyer to Close. The obligation of Buyer to effect the closing of the transactions contemplated herein is subject to the satisfaction at or before Closing of all of the following conditions, any one or more of which may be waived by Buyer, in Buyer’s sole discretion: (a) Accuracy of Representations and Warranties of Seller. The representations and warranties of Seller in ARTICLE 3 will be true and correct as of the Closing Date as though made on and as of the Closing Date (but, if any representation and warranty is expressly stated to have been made as of a specific date, then instead, for such representation and warranty, as of such specific date), in each case except for any inaccuracy in any representations or warranties that, individually or in the aggregate with any other such inaccuracy, does not materially and adversely affect Seller’s ability to consummate the transactions contemplated herein. (b) Accuracy of Representations and Warranties of the Company. The representations and warranties of the Company in ARTICLE 4 will be true and correct as of the Closing

46 Date as though made on and as of the Closing Date (but, if any representation and warranty is expressly stated to have been made as of a specific date, then instead, for such representation and warranty, as of such specific date), in each case except for any inaccuracy in any representations or warranties that has not had a Material Adverse Effect, in each case determined without regard to any Materiality Qualifier contained in such representation or warranty. (c) Observance and Performance by Seller. Seller will have performed, in all material respects, all covenants and agreements required by this Agreement to be performed by Seller on or before the Closing Date (or, for any such non-performance that has occurred, such non-performance will have been cured in all material respects). (d) Observance and Performance by the Company. The Company will have performed, in all material respects, all covenants and agreements required by this Agreement to be performed by the Company on or before the Closing Date (or, for any such non-performance that has occurred, such non-performance will have been cured in all material respects). (e) No Material Adverse Effect. Since the date of this Agreement, there will not have been any Material Adverse Effect. (f) Officer’s Certificate of Seller. Seller will have delivered to Buyer a certificate from a duly authorized officer of Seller substantially in the form attached in Exhibit 8.1(f), dated the Closing Date and executed by such officer, certifying with respect to the items in Section 8.1(a) and Section 8.1(c) with respect to Seller. (g) Officer’s Certificate of the Company. The Company will have delivered to Buyer a certificate from a duly authorized officer of the Company substantially in the form attached in Exhibit 8.1(g), dated the Closing Date and executed by such officer, certifying with respect to the items in Section 8.1(b), Section 8.1(d) and Section 8.1(e). (h) HSR Act. The applicable waiting period, and any extension thereof, under the HSR Act will have expired or been duly terminated. (i) No Legal Actions. No Governmental Authority of competent jurisdiction and authority will have instituted any Proceeding to restrain, prohibit or otherwise challenge the legality or validity of the transactions contemplated herein that has not been dismissed or otherwise resolved in a manner that does not materially and adversely affect the transactions contemplated herein, and no Applicable Law, injunction, Order or decree of any such Governmental Authority will be in effect that restrains or prohibits the purchase or sale of the Interests or the consummation of the other transactions contemplated herein. (j) Conversion. Seller and the Company shall have consummated the Conversion. (k) Closing Deliverables. Buyer shall have received such documents and closing deliverables set forth in Section 7.2. (l) Benefit Plan Matters. Seller will have transferred the sponsorship of each Transferred Benefit Plan and any trusts, insurance policies, business associate agreements, stop loss policies, third-party administrator contracts and other ancillary service provider agreements related to the Transferred Benefit Plans to the Company in each case with such amendments or modifications reasonably requested by the counterparties thereto and approved by Buyer (which approval will not be unreasonably withheld conditioned or delayed), provided however, that if all of these conditions have not been deemed satisfied on or prior to December 26, 2025, then Buyer and Seller shall act in good faith to revise the Transition Services Agreement to provide that Seller shall provide the Benefit Services (as defined in the Transition Services Agreement) to the Company for the period beginning on the Closing Date and ending

47 on or prior to December 31, 2026 and upon such revision and execution of the Transition Services Agreement, this condition shall be deemed satisfied. 8.2 Conditions to Obligation of Seller and the Company to Close. The obligation of Seller and the Company to effect the closing of the transactions contemplated herein are subject to the satisfaction at or before Closing of all of the following conditions, any one or more of which may be waived by Seller, in Seller’s sole discretion: (a) Accuracy of Representations and Warranties of Buyer. The representations and warranties of Buyer in ARTICLE 5 will be true and correct in all material respects as of the Closing Date as though made on and as of the Closing Date (but, in each case, if any representation and warranty is expressly stated to have been made as of a specific date, then instead, for such representation and warranty, as of such specific date), in each case determined without regard to any Materiality Qualifier contained in such representation or warranty. (b) Observance and Performance by Buyer. Buyer will have performed, in all material respects, all covenants and agreements required by this Agreement to be performed by Buyer on or before the Closing Date (or, for any such non-performance that has occurred, such non-performance will have been cured in all material respects). (c) Officer’s Certificate of Buyer. Buyer will have delivered to Seller a certificate of a duly authorized officer of Buyer substantially in the form attached in Exhibit 8.2(c), dated the Closing Date and executed by such officer, certifying with respect to the items in Section 8.2(a) and Section 8.2(b). (d) HSR Act. The applicable waiting period, and any extension thereof, under the HSR Act will have expired or been duly terminated. (e) No Legal Actions. No Governmental Authority of competent jurisdiction and authority will have instituted any Proceeding to restrain, prohibit or otherwise challenge the legality or validity of the transactions contemplated herein that has not been dismissed or otherwise resolved in a manner that does not materially and adversely affect the transactions contemplated herein, and no Applicable Law, injunction, Order or decree of any such Governmental Authority will be in effect that restrains or prohibits the purchase or sale of the Interests or the consummation of the other transactions contemplated herein. (f) Closing Deliverables. Seller shall have received such documents and closing deliverables set forth in Section 7.3. ARTICLE 9– NO SURVIVAL, INDEMNIFICATION AND OTHER TERMS 9.1 No Survival of Representations, Warranties and Pre-Closing Covenants. None of the (a) covenants or agreements which require performance prior to the Closing (“Pre-Closing Covenants”) or (b) representations, warranties, or certifications, in each case contained in this Agreement, any Ancillary Document or in any certificate, including the certificates delivered pursuant to Sections 7.2(j), 8.1(f), 8.1(g), and 8.2(c), or schedule delivered pursuant to hereto or thereto, shall survive the Closing. In furtherance, not limitation, of the foregoing, the Parties, intending to contractually shorten any otherwise applicable statute of limitations, hereby agree that: (a) the Pre-Closing Covenants are intended solely to serve regarding applicable closing conditions set forth in ARTICLE 8, (b) the representations, warranties, and certifications herein are intended solely to facilitate disclosure and to serve regarding applicable closing conditions set forth in ARTICLE 8, and (c) from and after the Closing, no Person will have any entitlement, remedy or recourse, whether in contract, tort or otherwise, with respect to this Agreement, any Ancillary Document or any certificate or schedule delivered pursuant hereto or thereto, or the transactions contemplated hereby or thereby, it being agreed that all such remedies, entitlements and recourse are expressly waived and released to the fullest extent permitted by Applicable Law, except in respect of Section 6.8(k), Section 9.2 and for any Proceeding seeking to specifically enforce, or to recover any Losses with

48 respect to the breach of, any covenant or agreement solely to the extent such covenant or agreement is to be performed or complied with after the Closing. Nothing contained in this Agreement shall limit the liability of (a) Seller in the event that Seller committed Fraud by making any representation or warranty set forth in ARTICLE 3, (b) the Company or Seller in the event the Company committed Fraud by making any representation or warranty set forth in ARTICLE 4, or (c) Buyer in the event Buyer committed Fraud by making any representation or warranty set forth in ARTICLE 5. 9.2 Seller Indemnification. (a) From and after the Closing but subject to the other terms of this Section 9.2, Seller shall indemnify and defend each of Buyer, the Company and their respective Affiliates, past, present and future employees, directors, officers (and similar executives), representatives, advisors and owners (collectively, the “Buyer Indemnitees”), against, and shall hold each of them harmless from and against, and shall pay and reimburse each of them for, any and all Losses incurred or sustained by, or imposed upon, the Buyer Indemnitees based upon, arising out of, with respect to or by reason of any of the following: (1) the Contracts, accounts or properties described in Section 6.2(c); (2) any Environmental Claim related to or associated with any Pre-Closing Disposal Site; (3) any Environmental Claim related to or associated with any Former Real Property; (4) any Third Party Claim (as defined below) related to any noncompliance with or liability (including strict liability) under any Environmental Law based on facts, circumstances or events first existing or occurring prior to Closing; (5) each of the Coleman Matter and the Autocar Matter (each as defined in Disclosure Schedule 4.6); and (6) any noncompliance of a Company Plan (and any related trust) with any Applicable Law based on facts, circumstances or events first existing or occurring prior to Closing. Notwithstanding anything to the contrary herein, Seller will have no obligation to indemnify any Buyer Indemnitee to the extent that any Loss was taken into account in determining the Estimated Base Purchase Price or the Final Base Purchase Price. (b) The following procedures shall apply in the event of any indemnification claim by Buyer pursuant to this Section 9.2. (1) If Buyer receives notice of the assertion or commencement of any Proceeding made or brought by any Person who is not a Party to this Agreement or an Affiliate of a Party to this Agreement (a “Third Party Claim”) against a Buyer Indemnitee with respect to which Seller is obligated to provide indemnification under this Agreement, Buyer shall give Seller reasonably prompt written notice thereof, but in any event not later than 30 calendar days after receipt of such notice of such Third Party Claim. The failure to give such prompt written notice shall not, however, relieve Seller of its indemnification obligations, except and only to the extent that Seller forfeits rights or defenses by reason of such failure. Such notice by Buyer shall describe the Third Party Claim in reasonable detail, shall include copies of all material written evidence thereof and shall indicate the estimated amount, if reasonably practicable, of the Loss that has been or may be sustained by the Buyer Indemnitee. Seller shall have the right to participate in, or by giving written notice to Buyer, to assume the defense of any Third Party Claim at Seller’s expense and by Seller’s own counsel, and Buyer shall cooperate in good faith in such defense; provided, that Seller shall not have the right to defend or direct the defense of any such Third Party Claim that (x) seeks an injunction or other equitable relief against Buyer, (y) an adverse resolution of such Third Party Claim would have a Material Adverse Effect on the Company, as determined by Buyer acting in good faith, or (z) a Buyer Indemnitee or the insurer is required to assume the defense under the R&W Insurance; and provided, further that if Seller elects to assume such defense, then it will be deemed conclusively established for purposes of this Agreement that the Third Party Claim is within the scope and subject to indemnification hereunder, unless otherwise agreed in writing by Buyer and Seller. In the event that Seller assumes the defense of any Third Party Claim, subject to Section 9.2(b)(2), it shall have the right to take such action as it deems necessary to avoid, dispute, defend, appeal or make counterclaims pertaining to any such Third Party Claim in the name and on behalf of Buyer. Buyer shall have the right to participate in the defense of any Third

49 Party Claim with counsel selected by it subject to Seller’s right to control the defense thereof. The fees and disbursements of such counsel shall be at the expense of Buyer, provided, that if in the reasonable opinion of counsel to Buyer, (A) there are legal defenses available to a Buyer Indemnitee that are different from or additional to those available to Seller; or (B) there exists a conflict of interest between the Buyer Indemnitee and Seller that cannot be waived, Seller shall be liable for the reasonable fees and expenses of counsel to the Buyer Indemnitee in each jurisdiction for which such Buyer Indemnitee determines counsel is required. If Seller elects not to compromise or defend such Third Party Claim, fails to promptly notify Buyer in writing of its election to defend as provided in this Agreement, or fails to diligently prosecute the defense of such Third Party Claim, Buyer may, subject to Section 9.2(b)(2), pay, compromise, defend such Third Party Claim and seek indemnification for any and all Losses based upon, arising from or relating to such Third Party Claim. Seller and Buyer shall cooperate with each other in all reasonable respects in connection with the defense of any Third Party Claim, including making available (subject to the provisions of Section 6.5(c)) records relating to such Third Party Claim and furnishing, without expense (other than reimbursement of actual out-of-pocket expenses) to the defending party or management employees of the non-defending party as may be reasonably necessary for the preparation of the defense of such Third Party Claim. (2) Notwithstanding any other provision of this Agreement, Seller shall not enter into settlement of any Third Party Claim without the prior written consent of Buyer (which consent shall not be unreasonably withheld or delayed), except as provided in this Section 9.2(b)(2). If a firm offer is made to settle a Third Party Claim without leading to liability or the creation of a financial or other obligation on the part of a Buyer Indemnitee and provides, in customary form, for the unconditional release of each Buyer Indemnitee from all Losses and obligations in connection with such Third Party Claim and Seller desires to accept and agree to such offer, Seller shall give written notice to that effect to Buyer. If Buyer fails to consent to such firm offer within ten days after its receipt of such notice, Buyer may continue to contest or defend such Third Party Claim and in such event, the maximum liability of Seller as to such Third Party Claim shall not exceed the amount of such settlement offer. If Buyer fails to consent to such firm offer and also fails to assume defense of such Third Party Claim, Seller may settle the Third Party Claim upon the terms set forth in such firm offer to settle such Third Party Claim. If Buyer has assumed the defense pursuant to Section 9.2(b)(1), it shall not agree to any settlement without the written consent of Seller (which consent shall not be unreasonably withheld or delayed). (c) Seller’s obligation to indemnify the Buyer Indemnitees pursuant to Section 9.2(a)(2), (3) or (4) (collectively, the “Environmental Indemnification Obligations”), shall terminate on the fifth anniversary of the Closing Date; provided, however, that notwithstanding the foregoing, any claims asserted in accordance with this Section 9.2 prior to such anniversary date shall not thereafter be barred, and such claims shall survive until finally resolved. (d) Seller’s obligations pursuant to this Section 9.2 shall not be affected or deemed waived by reason of any investigation made by or on behalf of Buyer or by reason of the fact that Buyer knew or should have known of any matter subject to indemnification pursuant hereto. Further, the Parties acknowledge and agree that Buyer’s rights pursuant to this Section 9.2 are not intended to, and shall not, modify or limit Buyer’s right to recovery under the R&W Insurance in accordance with its terms. (e) All indemnification payments made under this Agreement shall be treated by the Parties as an adjustment to the Purchase Price for Tax purposes, unless otherwise required by Applicable Law. (f) The obligations of Seller to provide indemnification hereunder will be reduced, including retroactively, by the amount of any related insurance proceeds or other amount or benefit received, directly or indirectly, by the Person entitled to indemnification hereunder. Without limiting the

50 generality of the foregoing, if (1) a Buyer Indemnitee receives from or on behalf of Seller, or Seller pays to or on behalf of a Buyer Indemnitee, a payment regarding a Loss and (2) a Buyer Indemnitee receives, directly or indirectly, any insurance proceeds or other amount or benefit regarding the portion of such Loss so paid, then Buyer will promptly disclose such matter to Seller and pay to Seller (or cause another Buyer Indemnity to pay to Seller) the applicable amount of such insurance proceeds or other amount or benefit, or, if less, the amount of such payment. The amount of such insurance proceeds or other amount or benefit received will be net of any costs and expenses incurred by the applicable Buyer Indemnitee in procuring the same. (g) The Environmental Indemnification Obligations of Seller shall not apply to a Loss with respect to any Identified Real Property (as defined in Disclosure Schedule 4.10(a)) if such Loss is a direct result of a post-Closing action by a Buyer Indemnitee to conduct or have conducted laboratory analysis of soil, groundwater or other environmental media of any Identified Real Property to determine the presence of Hazardous Substances; provided, however, that such exclusion shall not apply to the extent such analysis was: (1) required by Environmental Law; (2) required by an Order or directive of Governmental Authority; (3) reasonably necessary to prevent, respond to or otherwise in respect of an Environmental Claim; and (4) related to conditions found, or activities performed, in the Company’s Ordinary Course of Business. 9.3 Buyer’s Independent Investigation. Buyer has performed an independent investigation, examination, analysis and verification of the business, assets, liabilities, operations and financial condition of the Company, including Buyer’s own estimate of the value of the Interests. Buyer has had the opportunity to visit with the Company and meet with the Company’s representatives to discuss the foregoing matters. Buyer has performed the due diligence Buyer deems adequate regarding all matters relating to this Agreement and the transactions contemplated herein, including those described above. In connection with the foregoing, Buyer and its representatives may have received Forward-Looking Statements. There are uncertainties inherent in any Forward-Looking Statement, and Buyer is familiar with and aware of such uncertainties. Buyer is taking full responsibility for making its own evaluation of, and hereby assumes all risks regarding, the adequacy and accuracy of any Forward-Looking Statement. “Forward-Looking Statement” means any estimate, budget, forecast, plan, projection, prediction, expectation, outlook or other statement or information predictive of any future circumstance, event, condition, change, result or effect. 9.4 Certain Disclaimers. Notwithstanding any other term herein and without limiting any other limitation herein, other than as expressly made by Seller in ARTICLE 3 or the Company in ARTICLE 4, none of Seller, the Company, or any Affiliate of Seller or the Company has made (and no Person on behalf of any of them, including Faegre, any investment banker, or other professional advisor, has made), nor will Seller or the Company, or any Affiliate of Seller or the Company have or be subject to any liability or other obligation arising out of, relating to or resulting from, directly or indirectly, any representation or warranty or similar statement, information or assurance whatsoever of any type (including regardless of whether direct or indirect, written or oral, at law or in equity, or statutory, express or implied, including ANY EXPRESS OR IMPLIED WARRANTIES OF MERCHANTABILITY OR OF FITNESS FOR AN INTENDED PURPOSE), including in each case with respect to (a) any incident, condition, change or effect or any document or other information given or made available (or not given or made available) to Buyer or any Person on Buyer’s behalf with respect to the Company or any of the transactions contemplated herein, (b) the effect of any of the transactions contemplated herein on the business of Buyer or the Company or the reaction thereto of any Person or (c) any Forward-Looking Statement (including any underlying assumption). Buyer acknowledges and agrees that it is not relying and has not relied on, and hereby specifically disclaims and hereby acknowledges and agrees that Seller and the Company hereby specifically disclaims, any (if any) such representation or warranty or similar statement, information or assurance, except to the extent (if at all) expressly made in any representation or warranty in ARTICLE 3 or ARTICLE 4. 9.5 Non-Recourse. Each Party acknowledges and agrees that no past, current or future director, officer, employee, incorporator, equityholder (excluding Seller to the extent provided herein),

51 Affiliate, agent, attorney or representative of the Company, Seller or any of their respective Affiliates shall have any liability (whether in contract, equity, statute, tort or otherwise) for any obligations or liabilities of the Company or Seller arising under, in connection with or related to this Agreement or for any claim based on, in respect of, or by reason of, the sale and purchase of the Company, including any alleged non- disclosure or misrepresentations made by any such Persons. ARTICLE 10– CERTAIN GENERAL TERMS AND OTHER AGREEMENTS 10.1 Notices. All notices or other communications required or permitted to be given hereunder will be in writing and will be (a) delivered by hand, (b) sent by United States registered or certified mail or (c) sent by nationally recognized overnight delivery service for next Business Day delivery, or (d) sent via email, in each case as follows: (1) if to the Company (prior to Closing), or to Seller (at any time), then to Seller, to: McLaughlin Family Companies Inc. [Redacted] Email: [Redacted] Attn: [Redacted] with a copy to (which shall not constitute notice): Faegre Drinker Biddle & Reath LLP 801 Grand Avenue, 33rd Floor Des Moines, Iowa 50309 Email: michael.abbott@faegredrinker.com adam.hertzke@faegredrinker.com Attention: Michael Abbott | Adam Hertzke (2) if to the Company (after Closing), or to Buyer (at any time), then to Buyer, to: Federal Signal Corporation 1333 Butterfield Road, Suite 500 Downers Grove, IL 60515 Email: [Redacted] Attn: [Redacted] with a copy to (which shall not constitute notice): Thompson Coburn LLP Attn: Michele C. Kloeppel and Brent R. Trame One US Bank Plaza St. Louis, MO 63101 Email:mkloeppel@thompsoncoburn.com; btrame@thompsoncoburn.com Such notices or communications will be deemed given (A) if so delivered by hand, when delivered, (B) if so sent by mail, three Business Days after mailing, (C) if so sent by overnight delivery service, one Business Day after delivery to such service, or (D) if so sent by email, when sent. Buyer or Seller may change the address to which such notices and other communications are to be given to it (or to the Company to the extent such Party is to receive notices or communications to the Company as further set forth above) by giving each other Party notice in the foregoing manner. 10.2 Expenses. Except as is expressly stated otherwise herein, each Party will bear and pay when due its own costs and expenses incurred in connection with the transactions contemplated herein. 10.3 Interpretation; Construction. In this Agreement: (a) the table of contents and headings are for convenience of reference only and will not affect the meaning or interpretation of this Agreement; and any use of italicized, underlined or bold face text for any word or words herein is for readability only and will not affect the meaning or interpretation of this Agreement;

52 (b) the words “herein,” “hereunder,” “hereby” and similar words refer to this Agreement as a whole (and not to the particular sentence, paragraph or Section where they appear); (c) terms used in the plural include the singular, and vice versa, unless the context clearly requires otherwise; (d) unless expressly stated herein to the contrary, reference to any document means such document as amended or modified; (e) unless expressly stated herein to the contrary, reference to any Applicable Law means such Applicable Law as amended, modified, codified or reenacted, in whole or in part, and as in effect at the applicable time, including any rule or regulation promulgated thereunder; (f) the words “including,” “include” and variations thereof are deemed to be followed by the words “without limitation”; (g) “or” is used in the sense of “and/or”; “any” is used in the sense of “any and/or all”; and “with respect to” any item includes the concept “of,” “under” or “regarding” such item or any similar relationship regarding such item; (h) unless expressly stated herein to the contrary, reference to a document, including this Agreement, will be deemed to also refer to each annex, addendum, exhibit, schedule, guaranty or other similar attachment thereto; (i) unless expressly stated herein to the contrary, reference to an Article, Section, Disclosure Schedule or Exhibit is to an article, section, disclosure schedule or exhibit, respectively, of this Agreement; (j) all dollar amounts are expressed in United States dollars and will be paid in United States currency; (k) when calculating a period of time, the day that is the initial reference day in calculating such period will be excluded and, if the last day of such period is not a Business Day, such period will end on the next day that is a Business Day; (l) with respect to all dates and time periods in or referred to in this Agreement, time is of the essence; (m) the phrase “the date hereof” means the date of this Agreement, as stated in the first paragraph hereof; and (n) the Parties participated jointly in the negotiation and drafting of this Agreement and the documents relating hereto, and each Party was (or had ample opportunity to be) represented by legal counsel in connection with this Agreement and such other documents, and each Party and, if applicable, each Party’s counsel has reviewed and revised (or had ample opportunity to review and revise) this Agreement and such other documents; therefore, if an ambiguity or question of intent or interpretation arises, then this Agreement and such other documents will be construed as if drafted jointly by the Parties and no presumption or burden of proof or other position or concession will arise favoring or disfavoring any Party by virtue of the authorship of any of the terms hereof or thereof. 10.4 Parties in Interest; Third-Party Beneficiaries. There is no third-party beneficiary hereof and nothing in this Agreement (whether express or implied) will or is intended to confer any right or remedy under or by reason of this Agreement on any Person (including any employee), except (a) pursuant to Section 6.11 in favor of Faegre (b) for each Party and their respective permitted successors and assigns, and (c) as set forth in the last sentence of Section 6.7(b).

53 10.5 Governing Law, Venue and Waiver of Jury Trial. This Agreement will be construed and enforced in accordance with the substantive laws of the State of Delaware without reference to principles of conflicts of law. EXCEPT TO THE EXTENT STATED OTHERWISE IN SECTION 2.4, EACH PARTY HEREBY IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE COURT OF CHANCERY IN THE STATE OF DELAWARE (OR, IF SUCH COURT LACKS JURISDICTION, ANY OTHER STATE OR FEDERAL COURT SITTING IN THE STATE OF DELAWARE) IN ANY PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY ANCILLARY DOCUMENT (UNLESS OTHERWISE SPECIFICALLY SET FORTH IN ANY SUCH ANCILLARY DOCUMENT) AND TO THE RESPECTIVE COURTS TO WHICH AN APPEAL OF THE DECISIONS OF ANY SUCH COURT MAY BE TAKEN, AND EACH PARTY AGREES NOT TO COMMENCE, OR COOPERATE IN OR ENCOURAGE THE COMMENCEMENT OF, ANY SUCH PROCEEDING, EXCEPT IN SUCH A COURT. EACH PARTY HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT IT MAY DO SO, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE THEREIN OF SUCH A PROCEEDING. EACH PARTY HEREBY IRREVOCABLY CONSENTS TO THE SERVICE OF A COPY OF THE SUMMONS AND COMPLAINT, AND ANY OTHER PROCESS WITH RESPECT TO ANY SUCH PROCEEDING THAT MAY BE SERVED IN ANY SUCH PROCEEDING BY ANY METHOD PROVIDED BY APPLICABLE LAW. EACH PARTY HEREBY AGREES THAT A FINAL JUDGMENT IN ANY SUCH PROCEEDING WILL BE CONCLUSIVE AND MAY BE ENFORCED IN ANY JURISDICTION BY SUIT ON THE JUDGMENT OR BY ANY OTHER MANNER PROVIDED BY APPLICABLE LAW. EACH PARTY HEREBY EXPRESSLY WAIVES ANY RIGHT IT MAY HAVE TO A JURY TRIAL IN ANY SUCH PROCEEDING. 10.6 Entire Agreement; Amendment; Waiver. This Agreement, including the Exhibits and Disclosure Schedules, and the Transaction Documents constitute the entire agreement among the Parties pertaining to the subject matter herein and supersedes any prior representation, warranty, covenant or agreement (whether direct or indirect, written or oral, or statutory, express or implied) of any Party regarding such subject matter (and there is no other prior representation, warranty, covenant or agreement of any Party regarding such subject matter). No supplement, modification or amendment hereof will be binding unless expressed as such and executed in writing by each Party affected thereby (except as contemplated in Section 10.8). Except to the extent as may otherwise be stated herein, no waiver of any term hereof will be binding unless expressed as such in a document executed by the Party making such waiver. No waiver of any term hereof will be a waiver of any other term hereof, whether or not similar, nor will any such waiver be a continuing waiver beyond its stated terms. Except to the extent as may otherwise be stated herein, failure to enforce strict compliance with any term hereof will not be a waiver of, or estoppel with respect to, any existing or subsequent failure to comply. 10.7 Assignment; Binding Effect. Neither this Agreement nor any right or obligation hereunder will be assigned, delegated or otherwise transferred (by operation of law or otherwise) by any Party without the prior written Consent of each other Party (which Consent will not be unreasonably withheld, conditioned or delayed), except that each Party will have the right to assign or otherwise transfer this Agreement or any right hereunder or delegate any obligation hereunder to: (a) a Person that does all of the following: (1) acquires or otherwise succeeds to all or substantially all of such Party’s business and assets; (2) assumes all of such Party’s obligations hereunder or such Party’s obligations hereunder that arise after such assignment, delegation or transfer; and (3) agrees to perform or cause performance of all such assumed obligations when due; (b) any of its Affiliates; or (c) any source of financing for such Party or any of its Affiliates; provided that no such assignment, delegation or transfer under clause (a), clause (b) or clause (c) above will relieve the assigning, delegating or transferring Party of any obligation hereunder. This Agreement will be binding on and inure to the benefit of the respective permitted successors and assigns of the Parties. Any purported assignment, delegation or other transfer not permitted by this Section 10.7 is void.

54 10.8 Severability; Blue-Pencil. The terms of this Agreement will, where possible, be interpreted and enforced so as to sustain their legality and enforceability, read as if they cover only the specific situation to which they are being applied and enforced to the fullest extent permissible under Applicable Law. If any term of this Agreement is determined by a court of competent jurisdiction to be invalid, illegal or incapable of being enforced, then all other terms of this Agreement will remain in full force and effect, and such term automatically will be amended so that it is valid, legal and enforceable to the maximum extent permitted by Applicable Law, but as close to the Parties’ original intent as is permissible, including in respect of the restrictions contained in Section 6.14, to the maximum time, geographic, product or service or other limitations permitted by Applicable Law. The invalidity or unenforceability of any such covenant or provision as written shall not invalidate or render unenforceable the remaining covenants or provisions hereof, and any such invalidity or unenforceability in any jurisdiction shall not invalidate or render unenforceable such covenant or provision in any other jurisdiction. 10.9 Disclosure Schedules. Certain information may be contained in the Disclosure Schedules solely for informational purposes, may not be required to be disclosed pursuant hereto and will not imply that such information or any other information is required to be disclosed. Inclusion of such information will not establish any level of materiality or similar threshold or be an admission that any of such information is material to the business, assets, liabilities, obligations, financial position, operations or results of operations of any Person or otherwise material regarding such Person. Information contained in the Disclosure Schedules is disclosed solely for purposes of this Agreement, and no information contained herein or therein will be deemed to be an admission by any Party to any third party of any matter whatsoever (including any violation of Applicable Law or breach of Contract). Each matter disclosed in any Disclosure Schedule, representation or warranty in a manner that makes its applicability to one or more other Disclosure Schedules, representations or warranties reasonably apparent on its face will be deemed to have been appropriately included in each such other Disclosure Schedule, representation or warranty (notwithstanding the presence or absence of any reference in or to any Disclosure Schedule, representation or warranty). Any representation, warranty, disclosure or other statement that states an item has been provided to Buyer (or similar phrase or requirement) shall be satisfied only by the Company placing such item on the electronic datasite used by the Parties for the transactions contemplated hereby, such that Buyer or Buyer’s applicable advisors or representatives could view such item at least one day prior to the date hereof and has remained available through the Closing. 10.10 Remedies. The Parties hereby acknowledge and agree that the failure of any Party to perform its agreements and covenants hereunder will cause irreparable injury to the other Parties, for which damages, even if available, will not be an adequate remedy. Accordingly, the Parties hereby acknowledge and agree that in the event of any breach or Threatened breach by any Party of its covenants, agreements or obligations set forth in this Agreement, the non-breaching Party (or Parties) shall be entitled to an injunction or injunctions to prevent or restrain such breaches or Threatened breaches of this Agreement by such Party, and to specifically enforce the terms and provisions of this Agreement to prevent such breaches or Threatened breaches of, or to enforce compliance with, the covenants, agreements and obligations of such other Party under this Agreement. Each of the Parties hereby agrees not to raise any objections to the availability of the equitable remedy of specific performance to prevent breaches or Threatened breaches of, or to enforce compliance with, the covenants, agreements and obligations of such parties under this Agreement. Each of the Parties hereby waives (i) any defenses in any action for specific performance, including the defense that a remedy at law would be adequate and (ii) any requirement under any Applicable Law to post a bond or other security as a prerequisite to obtaining equitable relief. 10.11 Counterparts. This Agreement may be executed in counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument. A signed copy of this Agreement delivered by e-mail or other means of electronic transmission shall be deemed to have the same legal effect as delivery of an original signed copy of this Agreement.

55 ARTICLE 11 – CERTAIN DEFINITIONS As used in this Agreement: “Accredited Investor” has the meaning stated in Regulation D promulgated under the Securities Act. “Adjustment Escrow Account” means the deposit account into which the Adjustment Escrow Amount is deposited. “Adjustment Escrow Amount” is defined in Section 2.3(a). “Affiliate” means, with respect to any Person, any other Person that directly, or indirectly through one or more intermediaries, controls, is controlled by or is under common control with, such Person. For purposes of this definition, “control,” “controlled by” and “under common control with,” as applied to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of that Person, whether through the ownership of voting securities, by Contract or otherwise. “Agreement” is defined in the first paragraph of this Agreement. “AI Technology” means deep learning, machine learning or other artificial intelligence technologies that use software algorithms, neural networks, or models to analyze input data, learn from that data, and then automatically (i) makes decisions or predictions based on that learning and/or (ii) generate content or output, but in each case excluding any other data analysis and synthesis tools which are powered by machine learning or other predictive algorithms utilized by the Company in its Ordinary Course of Business. “Allocation” is defined in Section 6.8(a). “Ancillary Document” means a Buyer Ancillary Document, Company Ancillary Document, Seller Ancillary Document, or the Allocation. “Annual Balance Sheet” is defined in Section 4.4(a)(1). “Annual Balance Sheet Date” is defined in Section 4.4(a)(1). “Annual Financial Statements” is defined in Section 4.4(a)(1). “Antitrust Laws” means the HSR Act and all other Applicable Laws that are designed or intended to prohibit, restrict or regulate actions having the purpose or effect of monopolization or restraint of trade or lessening of competition. “Applicable Law” means any constitution, treaty, statute, law (including the common law), rule, regulation, policy, ordinance, code, judgment, decree, Order, or other requirement or rule of law, in each case that is enacted, adopted, issued or created by any Governmental Authority and legally binding in the applicable situation. “Backlog” means expected revenue committed under written customer Contracts but not yet recognized as revenue under GAAP. “Base Purchase Price” is defined in Section 2.1. “Business Day” means any day, other than a Saturday or Sunday and other than a day that banks in the State of Iowa or the State of Illinois are generally authorized or required by Applicable Law to be closed.

56 “Buyer” is defined in the first paragraph of this Agreement. “Buyer Ancillary Document” means the certificate delivered pursuant to Section 8.2(c), the Escrow Agreement, the License Agreements and the Transition Services Agreement. “Buyer and Straddle Period Returns” is defined in Section 6.8(c). “Buyer Indemnitees” is defined in Section 9.2(a). “Buyer Tax Proceeding” is defined in Section 6.8(g). “Closing” is defined in Section 7.1. “Closing Cash” means the aggregate amount of all cash and cash equivalents of the Company, determined in accordance with GAAP, as of the Effective Time, provided that Closing Cash (a) shall include all third-party checks held by the Company in any bank account that have not yet cleared and been posted to such account, (b) shall exclude the amount of issued but uncleared checks and drafts written or issued by the Company, (c) shall include the amount of any payments not made in the Ordinary Course of Business of the Company between Closing and the Effective Time to the extent directed by Buyer or any Affiliate of Buyer, and (d) shall include the amount of any dividends or distributions made by the Company to Buyer or any Affiliate thereof between Closing and the Effective Time. “Closing Date” is defined in Section 7.1. “Closing Indebtedness” means the amount of all Indebtedness of the Company as of the Closing, and for this purpose, assuming that the Closing has occurred (but without regard to any Indebtedness incurred by Buyer or the Company at the direction of Buyer (or any Affiliate of Buyer) at or following the Closing). “Closing Payment” means an amount equal to the Estimated Base Purchase Price, minus the Adjustment Escrow Amount. “COBRA” means the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended. “COBRA Coverage” means the continuation of health coverage requirements of Part 6 of Subtitle B of Title I of ERISA as added by COBRA and subsequent amendments or similar welfare plan continuation requirements imposed by any applicable Governmental Authority. “Code” means the Internal Revenue Code of 1986, as amended. “Company” is defined in the first paragraph of this Agreement. “Company Ancillary Document” means the certificate delivered pursuant to Section 8.1(g), the License Agreements and the Transition Services Agreement. “Company Employee” means any current employee of the Company. “Company Intellectual Property” means all Company Owned Intellectual Property and Company Licensed Intellectual Property. “Company Licensed Intellectual Property” means all Intellectual Property owned by a third party and licensed by the Company for use in its business. “Company Owned Intellectual Property” means all Intellectual Property owned by the Company including all rights to any Proceedings of any nature available to or being pursued by the Company to the extent related to the foregoing, whether accruing before, on or after the date hereof, including all rights to

57 and claims for damages, restitution and injunctive relief for infringement, dilution, misappropriation, violation, misuse, breach or default, with the right but not an obligation to sue for such legal and equitable relief, and to collect, or otherwise recover, any such damages. “Company Plan” means an “employee benefit plan” (as such term is defined in section 3(3) of ERISA), whether or not subject to ERISA, and any other material employee benefit plan, program or similar arrangement, including any: equity option or ownership plan; equity appreciation rights plan; equity purchase plan; phantom equity plan; equity plan; executive compensation plan; bonus, commission, retention, compensation, incentive compensation, change in control, deferred compensation or profit-sharing plan; severance, vacation, holiday, sick leave, medical, dental, welfare fringe benefit, life insurance, educational assistance, pre-Tax premium or flexible spending account plan where the Company is or was a plan sponsor, or to which the Company or any ERISA Affiliate otherwise contributes or has contributed, or in which any Company Employee otherwise participates or has participated, or under which the Company has any liability or obligation, contingent or otherwise. “Computer System” means any of or combination of the computer software, computer hardware (whether general or special purpose), telecommunications capabilities (including voice, data or video networks) and other similar or related items of any automated, computerized or software system that is used by the Company in the conduct of its business. “Confidential Information” means all information, whether written or oral, concerning the Company, including for the avoidance of doubt, any information concerning the Company that is made available after the Closing to Seller or any Affiliate thereof in accordance with any Transaction Document, except “Confidential Information” does not mean information that: (a) is or becomes generally available to the public, other than as a result of a disclosure by Seller or any Affiliate of Seller; (b) is disclosed to or becomes available after the Closing to Seller or any Affiliate of Seller from a third-party source, provided that at such time, to the Company’s Knowledge, such third party was not prohibited from disclosing such Confidential Information to Seller or any Affiliate of Seller; (c) was known or used by or in possession of Fleetforce at or prior to Closing and which relates primarily to the business of Fleetforce; or (d) is independently developed by Seller or any Affiliate of Seller after Closing. “Confidentiality Agreement” is defined in Section 6.5(a). “Consent” means any approval, authorization or consent by, ratification or waiver of, filing or registration with, or notification to, any Person. “Contract” means any contract, agreement, purchase order, warranty or guarantee, guaranty, license, use agreement, lease (whether for real estate, a capital lease, a financing lease, an operating lease or other), deed, indenture, mortgage, note or other similar instrument, in each case that creates a legally binding obligation, and in each case whether oral or written. “Conversion” is defined in the Recitals. “D&O Tail Insurance” is defined in Section 6.7(b). “Data Protection Laws” means all Applicable Laws governing the collection, storage, processing, use, transfer or deletion of Personal Information, in the United States of America. “Data Protection Requirements” means, collectively, all of the following privacy, data security or security breach notification requirements relating to Personal Information that are applicable to the Company: (a) the Privacy Policies; (b) Data Protection Laws; (c) mandatory industry standards; and (d) Major Contracts to which the Company is a party. “Disclosure Schedules” means the disclosure schedules, dated as of the date hereof, accompanying this Agreement.

58 “Dispute Expert” is defined in Section 2.4(c). “E.O. 11246” is defined in Section 4.16(f). “Earn Out Payment” is defined in Section 2.5. “Earn Out Statement” is defined in Section 2.5(a). “Effective Time” is defined in Section 7.1. “Encumbrance” means any mortgage, pledge, security interest, lien (statutory or other), option or other right to purchase, charge, claim, community property interest, condition, equitable interest, deeds of trust, easement, encroachment, right of way, right of first refusal, restriction on use (other than pursuant to the terms of a Major Contract), restriction on voting, restriction on transfer (other than pursuant to the terms of a Major Contract) or any other similar encumbrance. “Enforcement Limitation” means any applicable bankruptcy, reorganization, insolvency, moratorium or other similar Applicable Law affecting creditors’ rights generally or any principle governing the availability of any equitable remedy. “Environmental Claim” means any Proceeding or Order with respect to any Hazardous Substance (as hereinafter defined), any actual or alleged non-compliance with or liability (including strict liability) under any Environmental Law or term or condition of any Environmental Permit or in respect of air, drinking water, groundwater, wetlands, landfills, open dumps, storage tanks, underground storage tanks, solid waste, waste water, storm water runoff, discharge or release of any Hazardous Substance, in each case alleging, by or from any Person, liability of whatever kind or nature (including liability or responsibility for the costs of enforcement proceedings, investigations, cleanup, removal or remediation, governmental response or oversight costs, natural resources damages, property damages, personal injuries, medical monitoring, penalties, fines, contribution, indemnification and injunctive relief). “Environmental Indemnification Obligations” is defined in Section 9.2(c). “Environmental Law” means any Applicable Law or binding Contract with a Governmental Authority governing pollution or protection of the environment (including relating to any emission, discharge or release of any pollutant, contaminant, hazardous or toxic material, substance or waste into air, surface water, groundwater or land) or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of any pollutant, contaminant or hazardous or toxic material, substance or waste. Without limiting the generality of the foregoing, the term shall include, but is not limited to, each of the following statutes and regulations promulgated thereunder as well as any amendments and successors to such statutes and regulations, as may be enacted and promulgated from time to time: (i) the Comprehensive Environmental Response, Compensation and Liability Act of 1980 (42 U.S.C. §9601 et seq.), as amended (“CERCLA”); (ii) the Resource Conservation and Recovery Act of 1976 (42 U.S.C. §6901 et seq.) (“RCRA”); (iii) Hazardous Materials Transportation Act (49 U.S.C. §5101 et seq.); (iv) the Toxic Substances Control Act (15 U.S.C. §2601 et seq.); (v) the Clean Water Act (33 U.S.C. §1251 et seq.); (vi) the Clean Air Act (42 U.S.C. §7401 et seq.); (vii) the Safe Drinking Water Act (21 U.S.C. §349; 42 U.S.C. §§201 and 300f et seq.); (viii) the National Environmental Policy Act of 1969 (42 U.S.C. §4321); (ix) the Solid Waste Disposal Act, as amended, 42 U.S.C. §§ 6901 et seq.; (x) the Occupational Safety and Health Act of 1970, as amended, 29 U.S.C. §§ 651 et seq; (xi) the Emergency Planning and Community Right-to-Know Act of 1986, as amended, 42 U.S.C. §§ 11001 et seq.; and (xii) any and all equivalent state statutes and the rules promulgated pursuant thereto. “Environmental Notice” means any written directive, request for information, notice of violation or infraction, or other written notice respecting any Environmental Claim or relating to actual or alleged

59 non-compliance with or liability (including strict liability) under any Environmental Law or any term or condition of any Environmental Permit. “Environmental Permit” means any Permit required under or issued, granted, given, authorized by or made pursuant to Environmental Law. “ERISA” means the Employee Retirement Income Security Act of 1974, as amended. “ERISA Affiliate” means any (if any) Person, trade or business (whether or not incorporated) that at any time before Closing is under common control with the Company pursuant to section 414 of the Code. “Escrow Agent” means U.S. Bank, National Association, or any successor or replacement therefor mutually agreed upon by Buyer and Seller (such agreement not to be unreasonably withheld, conditioned or delayed) or as contemplated under the Escrow Agreement. “Escrow Agreement” means the Escrow Agreement, dated the on or before the Closing Date and in substantially the form in Exhibit 11.1. “Estimated Base Purchase Price” is defined in Section 2.2. “Estimated Closing Cash” is defined in Section 2.2. “Estimated Closing Indebtedness” is defined in Section 2.2. “Estimated Net Working Capital” is defined in Section 2.2. “Estimated Statement” is defined in Section 2.2. “Estimated Transaction Expenses” is defined in Section 2.2. “Faegre” is defined in Section 6.11(a). “Final Base Purchase Price” is defined in Section 2.4(e). “Final Closing Cash” is defined in Section 2.4. “Final Closing Indebtedness” is defined in Section 2.4. “Final Date” is defined in Section 7.4(b). “Final Net Working Capital” is defined in Section 2.4. “Final Transaction Expenses” is defined in Section 2.4. “Financial Statements” is defined in Section 4.4(a)(2). “Fleetforce” means New Way Fleetforce LLC, an Iowa limited liability company. “Fleetforce Change in Control” means (i) the sale of all or substantially all of the assets of Fleetforce; (ii) a sale of membership interests in Fleetforce; or (iii) a merger, consolidation, recapitalization, or reorganization of Fleetforce, in each case as a result of which (A) Seller and its Affiliates no longer directly or indirectly own any interest in Fleetforce; or (B) solely in respect of clause (i) above, the business of Fleetforce as of the date hereof is operated by a Person other than Fleetforce, an Affiliate of Seller or any Person of which Seller or any Affiliates directly or indirectly owns any interest. “Foreign Official” means any officer or employee of a foreign government, a public international organization or any department or agency thereof, any Person acting in an official capacity in relation to a

60 foreign government, a member of a royal family or a member of a foreign legislative body, any employee of a state owned enterprise or any other individual included within the definition of such term under the U.S. Foreign Corrupt Practices Act of 1977. “Former Real Property” means any real property previously owned, leased, operated, occupied or otherwise used by the Company or any Affiliate or predecessor but which is, at the time of Closing, no longer owned, leased, operated or used by the Company. “Forward-Looking Statement” is defined in Section 9.3. “Fraud” means, with respect to a Party, an actual and intentional misrepresentation of a material fact by such Party in any representation or warranty in ARTICLE 3, ARTICLE 4 or ARTICLE 5, provided that such actual and intentional misrepresentation by such Party will exist only if the applicable person had actual knowledge (and not merely imputed, constructive, implied or similar knowledge) when making such representation or warranty that such representation or warranty was actually false when made, and the applicable person intended for the Party to which such representation or warranty was made to rely thereon to such Party’s detriment, and the Party to which such representation and warranty was made in fact relied on such representation and warranty to such Party’s detriment. For purposes of this definition, “applicable person” means: (a) with respect to Seller, Steve Goetsch, Michael McLaughlin, Justin Roetman or Don Ross; (b) with respect to the Company, the individual identified in the definition of “Knowledge” with respect to the Company; and (c) with respect to Buyer, each of the individuals identified in the definition of “Knowledge” with respect to Buyer. Fraud will not include any constructive fraud, equitable fraud or promissory fraud or negligent misrepresentation or omission, or any form of fraud based on recklessness or negligence. “GAAP” means generally accepted United States accounting principles. “Governmental Authority” means any: (a) nation, state, county, city, district or similar jurisdiction of any nature; (b) government; (c) governmental authority (including any agency, branch, commission, bureau, instrumentality, department, official, court or tribunal); (d) multi-national organization or body; or (e) body or other Person entitled by Applicable Law to exercise any arbitrative, administrative, executive, judicial, legislative, police, regulatory or Taxing authority or power. “Government Contract” means (a) any Contract between the Company and the U.S. Government or any other Governmental Authority, or (b) any other Contract pursuant to which (i) the Company has agreed to provide goods or services to a prime contractor or recipient or to a higher-tier subcontractor or subrecipient in connection with a Contract with a Governmental Authority, or (ii) a subcontractor, subrecipient or vendor has agreed to provide goods or services to the Company in connection with a Contract with a Governmental Authority. “Government Proposal” means a bid, tender, offer, application or proposal which, if accepted, would result in a Government Contract. “Hazardous Substance” means any pollutant, contaminant, hazardous substance, hazardous waste or petroleum, or any other chemical, waste, substance or material, in each case that is regulated by any Environmental Law. Without limiting the generality of the foregoing the term shall mean and include: (a) “hazardous substances” as defined in CERCLA, as amended, and the regulations promulgated thereunder; (b) “hazardous waste” and “regulated substances” as defined under RCRA, as amended, and the regulations promulgated thereunder; (c) “hazardous materials” as defined in the Hazardous Materials Transportation Act, as amended, and the regulations promulgated thereunder; and (d) “chemical substances or mixture” as defined in the Toxic Substances Control Act, as amended, and regulations promulgated thereunder. “HSR Act” means that Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

61 “Income Tax” means any Tax (other than sales, use, stamp, duty, value-added, business, goods and services, property, transfer, recording, documentary, conveyancing or similar Tax) based upon or measured by gross or net receipts or gross or net income (including any Tax in the nature of minimum taxes, tax preference items and alternative minimum taxes) and including any liability or obligation arising pursuant to the application of Treasury Regulations section 1.1502-6 or any similar provision of any Applicable Law regarding any Tax. “Indemnified Taxes” means any and all Taxes and other Losses in respect of Taxes that (i) are imposed on, allocated or attributable to or incurred or payable by the Company for any Pre-Closing Tax Period, including Taxes of the Company allocable to the portion of such Straddle Period ending on the Closing Date pursuant to Section 6.8(d), together with any interest, penalty or additions to Tax accruing after the Closing Date on Taxes described in this clause (i); (ii) are Taxes of Seller that result from the pass through to Seller of income, gains, deductions, losses, Tax credits and other Tax items by virtue of the fact that the Company has been treated as a “qualified subchapter S subsidiary” (or other flow-through or disregarded entity) for U.S. federal Income Tax purposes (and applicable state and local Income Tax purposes); (iii) arise from any breach or violation of, or failure to fully perform, any covenant, agreement, undertaking or obligation in Section 6.8; (iv) are attributable to the portion of any Transfer Taxes that are the responsibility of Seller under Section 6.8(h); (v) are imposed on the Company with respect to a Pre- Closing Tax Period by reason of any failure by Seller to have qualified as an “S corporation” or the Company to have qualified as a “qualified subchapter S subsidiary” as defined in Section 1361 of the Code; (vi) are imposed on the Company under Treasury Regulations Section 1.1502-6 (or any comparable provision of foreign, state or local law) as a result of the Company’s (or any predecessor’s) inclusion as a member of an affiliated, consolidated, combined or unitary group on or prior to the Closing Date, including an affiliated group under Section 1504 of the Code; and (vii) are imposed on the Company under the principles of transferee or successor liability or by contract, relating to an event or transaction occurring before the Closing Date. In each of the above cases, “Indemnified Taxes” include any out of pocket fees and expenses (including attorneys’ and accountants’ fees incurred in connection therewith. “Indemnified Taxes Refunds” is defined in Section 6.8(i). “Indebtedness” means any liability or obligation with respect to any of the following: (a) indebtedness for borrowed money; (b) interest bearing obligation evidenced by a note, bank guarantee, debenture or other similar instruments, to the extent any amount is drawn or owed thereunder; (c) letter of credit or bond, to the extent any amount is drawn or owed thereunder; (d) swap or hedging Contract; (e) mortgage, indenture or deed of trust; (f) leases that are capitalized in accordance with GAAP (excluding operating leases); (g) any Contract providing for any deferred purchase price in connection with the acquisition of any Person or assets thereof (including any potential future earn-out, purchase price adjustment, release of “holdback” or similar payment obligations); (h) interest, fee or other expense, including any prepayment penalties, premiums, consent or other fees, breakage costs on interest rate swaps and any other hedging obligations (including, but not limited to, foreign exchange Contracts) or other costs incurred in connection with the repayment or assumption of any item in any of the foregoing clauses (a) through (g); (i) guaranty of payment or performance with respect to any item in any of the foregoing clauses (a) through (h); (j) customer deposits and other advance payments (in each case, excluding cash received in respect of customer bill and hold transactions); (k) deferred revenue and customer bill and hold transactions, in each case only to the extent cash has been collected from customers; (l) any trade payables for capital expenditures and any 90-day past due trade payables for the purchase of any goods or services; (m) negative and overdraft balances in respect of any cash deposit account; (n) any outstanding accounts or distribution payable between the Company and Seller or any Affiliate thereof not settled in accordance with Section 6.2(c); (o) any accrued payroll, other compensation and payroll taxes associated with employees terminated or transferred by the Company to Seller or any Affiliate at or prior to Closing; (p) any accrued executive and non-executive bonuses; (q) any accrued deferred compensation less associated investment account balances (the net effect of which, may result in a negative adjustment to Closing Indebtedness); and (r) any accrued crisis fund contributions. Notwithstanding the foregoing, “Indebtedness”

62 will not mean any liability or obligation with respect to any (1) trade payable for the purchase of any good or service included in the calculation of Net Working Capital or (2) Taxes. “Instruction Schedule” is defined in Section 2.2. “Insurance Policy” is defined in Section 4.13(a). “Intellectual Property” means all intellectual property and industrial property rights and assets, and all rights, interests and protections that are associated with, similar to, or required for the exercise of, any of the foregoing, however arising, pursuant to the Applicable Laws of any jurisdiction throughout the world, whether registered or unregistered, including any and all: (a) trademarks, service marks, trade names, brand names, logos, trade dress, design rights and other similar designations of source, sponsorship, association or origin, together with the goodwill connected with the use of and symbolized by, and all registrations, applications and renewals for, any of the foregoing; (b) internet domain names, whether or not trademarks, registered in any top-level domain by any authorized private registrar or Governmental Authority, web addresses, web pages, websites and related content, accounts with Twitter, Facebook and other social media companies and the content found thereon and related thereto, and URLs; (c) works of authorship, expressions, designs and design registrations, whether or not copyrightable, including copyrights, author, performer, moral and neighboring rights, and all registrations, applications for registration and renewals of such copyrights; (d) inventions, discoveries, trade secrets, business and technical information and know- how, databases, data collections and other confidential and proprietary information and all rights therein; (e) patents (including all reissues, divisionals, provisionals, continuations and continuations-in-part, re- examinations, renewals, substitutions and extensions thereof), patent applications, and other patent rights and any other Governmental Authority-issued indicia of invention ownership (including inventor’s certificates, petty patents and patent utility models); (f) software and firmware, including data files, source code, object code, application programming interfaces, architecture, files, records, schematics, computerized databases and other related specifications and documentation; (g) semiconductor chips and mask works; and (h) royalties, fees, income, payments and other proceeds now or hereafter due or payable with respect to any and all of the foregoing. “Interests” is defined in the Recitals. “Interim Balance Sheet” is defined in Section 4.4(a)(2). “Interim Balance Sheet Date” is defined in Section 4.4(a)(2). “Interim Financial Statements” is defined in Section 4.4(a)(2). “IRS” means the United States Internal Revenue Service. “Knowledge” means: (a) with respect to the Company, the actual knowledge of Steve Goetsch, Michael McLaughlin, Justin Roetman or Don Ross, after reasonable investigation; and (b) with respect to Buyer, the actual knowledge of Chirag Vyas, after reasonable investigation. “Leased Real Property” is defined in Section 4.10(a). “License Agreements” means each License Agreement, dated the Closing Date and in substantially the forms in Exhibit 11.3. “Lookback Date” means the date that is four years prior to the date hereof. “Loss” means any liability, loss, cost, expense (including reasonable attorneys’ fees and expenses), fine, penalty, interest, deficiency, judgment, award or damage (including economic damage) of whatever kind, including reasonable attorneys’ fees and the cost of enforcing any right hereunder and the cost of pursuing any insurance providers.

63 “Major Contract” is defined in Section 4.8(a). “Management-Level Employee” means any Company Employee with a vice president or c-level title during the period beginning 12 months prior to the Interim Balance Sheet Date and ending three years after the Closing Date. “Material Adverse Effect” means, with respect to the Company, any event, incident, condition, change or effect that, individually or when taken together with any other event, incident, condition, change or effect in the aggregate, has had or is reasonably likely to have a materially adverse effect on (1) the financial condition, business or results of operations of the Company, taken as a whole, or (2) the Company’s ability to consummate the transactions contemplated hereby, except that none of the following or any effect, event, development or change resulting from, arising out of, attributable to or relating to any of the following will be taken into account in determining the occurrence (or likelihood or type of likelihood of occurrence) of, a Material Adverse Effect: (a) any change (or proposed change) in Applicable Law or GAAP; (b) any incident, condition, change or effect generally affecting any industry in which the Company operates or the United States economy or any foreign economy; (c) any national or international political, military or social incident, condition, change or effect (including any attack (including cyber-attack), act of war, sabotage or terrorism), including any engagement by the United States in any hostility (whether or not pursuant to the declaration of a national emergency or war) or any occurrence of any attack, act of war, sabotage or terrorism (including any cyber-attack by any Person) upon the United States or any territory, possession, diplomatic or consular office, military installation, equipment or personnel of the United States; (d) any change in any financial, securities, currency, capital or credit market or in any general economic condition; (e) any man-made or natural disaster (including hurricane, tornado, flood, earthquake, weather, natural disaster or any other acts of God), epidemic, plague, pandemic or other outbreak or illness, or any increase or decrease thereof, including any response thereto; (f) any public announcement of the transactions contemplated hereby and the identity of Buyer; (g) any failure to meet any projection, forecast or prediction for any period (however, any underlying fact causing such failure that is not otherwise excluded in this definition of “Material Adverse Effect” may be taken into account in determining the occurrence (or likelihood or type of likelihood of occurrence) of a Material Adverse Effect); (h) any action taken (or omitted to be taken) with the written consent of or at the written request of Buyer; or (i) any action taken (or omitted to be taken) by Seller, the Company or any of their respective Affiliates that is required pursuant to this Agreement or any Transaction Document; provided however, that any event, incident, condition, change or effect referred to in clauses (a) through (e) immediately above shall be taken into account in determining whether a Material Adverse Effect has had or is reasonably likely to have a materially adverse effect on the Company to the extent that such event, incident, condition, change or effect has a disproportionate effect on the Company compared to other participants in the industries in which a Company operates. “Materiality Qualifier” means a qualification to a representation, warranty, or certification by any materiality limitation or qualification, including use of the term “material,” “materially,” “in all material respects” or “Material Adverse Effect” or by a reference regarding the occurrence or non-occurrence or possible occurrence or non-occurrence of a Material Adverse Effect. “Net Working Capital” means an amount equal to (1) the current assets of the Company (excluding Closing Cash) minus (2) the current liabilities of the Company (excluding Closing Indebtedness and Transaction Expenses), in each case in the aggregate and determined as of the Effective Time, but excluding the effect of any business conducted by the Company at the direction of Buyer or any Affiliate of Buyer between the Closing and the Effective Time that is not in the Ordinary Course of Business of the Company, and in accordance with GAAP, except that notwithstanding the foregoing: (a) any methodology, adjustment or exception stated in Exhibit 11.2 will be consistently applied in determining Net Working Capital (such Exhibit, with such methodologies, adjustments or exceptions, is the “Net Working Capital Exhibit”) and

64 (b) to the extent there is any inconsistency for an item between GAAP and the Net Working Capital Exhibit, the Net Working Capital Exhibit will prevail for such inconsistent item. “Non-Prevailing Party” is defined in Section 2.4(d). “Notice of Disagreement” is defined in Section 2.4(b). “Notice of Earn Out Disagreement” is defined in Section 2.5(b). “Order” means, with respect to any Person, any order, writ, injunction, decree, judgment, award or determination of or from any Governmental Authority or similar binding decision of any arbitration that specifically names and is specifically applicable to such Person. “Ordinary Course of Business” means any action (including failure to take action), condition, change, circumstance or status of or regarding a Person that (a) is taken (or not taken) or exists in the ordinary course of operations of such Person consistent with past practice or (b) is similar in nature and magnitude to any such action (including failure to take action), condition, change, circumstance or status customarily taken (or not taken) of such Person consistent with past practice. “Organizational Document” means, for any Person: (a) the articles or certificate of incorporation, formation or organization of such Person; (b) the by-laws or similar governing document of such Person; (c) any limited liability company agreement, partnership agreement, operating agreement, equityholder agreement, voting agreement, voting trust agreement or similar document of or regarding such Person; (d) any other charter or similar document adopted or filed in connection with the incorporation, formation, organization or governance of such Person; or (e) any Contract regarding the governance of such Person or the relations or actions among any of its equity holders with respect to such Person. “Owned Real Property” is defined in Section 4.10(a). “Party” is defined in the first paragraph of this Agreement. “Payoff Letter” is defined in Section 7.2(d). “Permit” means any license, permit, registration or similar authorization from a Governmental Authority that expressly names and is specifically legally applicable to the applicable Person. “Permitted Encumbrance” means any: (a) Encumbrance for any Tax, assessment or other governmental charge that is not yet due and payable and for which adequate reserves have been established in accordance with GAAP; (b) Encumbrance arising under any purchase price conditional sales contract or equipment lease; (c) easement, covenant, condition or restriction as to which no material violation or material encroachment exists and which do not materially interfere with the conduct of the business of the applicable Person; (d) zoning or other similar governmentally established Encumbrances which are not violated by the current use and operation of the Real Property; (e) pledge or deposit to secure any obligation under any workers or unemployment compensation law or to secure any other public or statutory obligation; (f) mechanic’s, materialmen’s, landlord’s, carrier’s, supplier’s or vendor’s lien or similar Encumbrance arising or incurred in the Ordinary Course of Business of the applicable Person and which do not result from a breach, default or violation of any Contract; (g) railroad trackage agreement, utility, slope or drainage easement or right-of-way easement that do not in the aggregate interfere with the current use and operation of the Real Property and for which copies have been provided to Buyer; or (h) non-exclusive license to Intellectual Property or right to license Intellectual Property granted in a License Agreement. “Person” means any individual, partnership, corporation, limited liability company, association, joint stock company, trustee or trust, joint venture, unincorporated organization or any other business entity or association or any Governmental Authority.

65 “Personal Information” means (a) any information or data that, alone or in combination with any other data or information, does or can reasonably identify a specific natural person, (b) any other information or data considered to be personally identifiable information under applicable Data Protection Laws, (c) information that under applicable Data Protection Law requires specific handling or protection requirements or requires any Person to be notified if such information is lost, misused, wrongly accessed, wrongly acquired or compromised, (d) account, credit or debit card numbers, with or without any required security code, access code, personal identification number or password that would permit access to an individual’s financial account, and account information, including balances and transaction data, and (e) user names, email addresses, passwords, or other credentials for accessing accounts. “Pre-Closing Covenants” is defined in Section 9.1. “Pre-Closing Disposal Site” means any property, other than the Real Property, to where or at which Hazardous Substances generated by the Company or any Affiliates or predecessors of the Company have, on or prior to the Closing Date, been placed, deposited, stored or otherwise come to be located and includes any landfill or other facility or property used by or on behalf of the Company or any Affiliate or predecessor of the Company on or prior to the Closing Date for disposal, treatment, processing, recycling or storage of Hazardous Substances. “Pre-Closing Returns” is defined in Section 6.8(b). “Pre-Closing Seller Returns” is defined in Section 6.8(b). “Pre-Closing Tax Period” means any Tax period ending on or before the Closing Date. “Pre-Sale Communications” is defined in Section 6.11(b). “Prevailing Party” is defined in Section 2.4(d). “Privacy Policy” means any written privacy or data security policy of the Company that governs the collection, storage, processing, use, transfer or deletion of Personal Information. “Proceeding” means any arbitration, audit, litigation, hearing, governmental investigation or other governmental proceeding. “Purchase Price” is defined in Section 2.1. “R&W Insurance” means a representations and warranties insurance policy substantially in the form included as an exhibit to the binder agreement attached in Exhibit 6.9. “Real Property” is defined in Section 4.10(a). “Real Property Lease” is defined in Section 4.10(a). “Releasee” is defined in Section 6.13. “Releasing Person” is defined in Section 6.13. “Restricted Area” means anywhere in North America. “Restricted Business” means the designing, manufacturing, or selling of general refuse collection equipment that is installed on a third-party’s vehicle chassis and the sale of parts and the provision of services related thereto. “Section 503” is defined in Section 4.16(f).

66 “Securities Act” means the Securities Act of 1933, as amended. “Seller” is defined in the first paragraph of this Agreement. “Seller Ancillary Document” means the equity assignment delivered pursuant to Section 7.2(a), the certificate delivered pursuant to Section 7.2(j), the certificate delivered pursuant to Section 8.1(f), the Escrow Agreement, the License Agreements and the Transition Service Agreement. “Seller Tax Proceeding” is defined in Section 6.8(g). “Statement” is defined in Section 2.4(a). “Straddle Period” means any complete Tax period of the Company with respect to any Tax that includes but does not end on the Closing Date. “Surveys” is defined in Section 6.15. “Target Net Working Capital” means the amount of $102,900,000.00. “Tax” means any federal, state, local or foreign income, gross receipts, license, payroll, employment, excise, severance, stamp, occupation, premium, windfall profits, environmental, customs duty, capital stock, franchise, profit, withholding, social security, unemployment, disability, real property, personal property, unclaimed property, escheatment, sales, use, transfer, registration, value added, alternative or add-on minimum or estimated tax, or any other kind of tax with respect to any Governmental Authority, including any interest, fine, penalty or similar addition thereto, whether disputed or not and including any obligations to indemnify or otherwise assume or succeed to the Tax liability or obligation of any other Person. “Tax Return” means any return, declaration, report, filing, claim for refund or information return or statement with respect to any Tax with any Governmental Authority, including any schedule or attachment thereto or any amendment thereof. “Third Party Claim” is defined in Section 9.2(b)(1). “Threatened” means, with respect to any matter, that a demand, notice or statement has been made or given that states that such matter is being or will be asserted, commenced, taken or otherwise pursued. “Title Commitments” is defined in Section 6.15. “Title IV Plan” means an “employee benefit plan” (as such term is defined in section 3(3) of ERISA) that is subject to Title IV of ERISA. “Transaction Document” means, with respect to a Person, any document executed or delivered by or on behalf of such Person or any Affiliate of such Person, in connection with the execution and delivery of this Agreement or Closing, pursuant to the terms of this Agreement (but not including this Agreement). “Transaction Expense” means any cost or expense of the Company incurred with respect to any pre-Closing or Closing action in connection the transactions contemplated herein (regardless of when due or invoiced), including any: attorneys’ or other professionals’ fees or costs; severance, bonus, change in control or other similar payment or benefit obligation arising as a result of the consummation of such transactions; and employer’s portion of Taxes in connection with any of the foregoing (including Taxes regarding any change in control bonus payment), except notwithstanding the foregoing or any other term herein, “Transaction Expense” does not include any cost or expense of the Company (a) for which Buyer is expressly obligated hereunder, (b) incurred at the request or direction of Buyer with respect to the financing of any portion of the Purchase Price or (c) for any post-Closing matter, including any post-Closing financing for the Company. Transaction Expenses includes 50% of the amount of fees (which

67 fees would otherwise be fees owed by Seller) due to the Escrow Agent at Closing in connection with the Escrow Agreement (with the other 50% to be paid by Buyer). “Transaction Expense Schedule” is defined in Section 2.2. “Transaction Tax Deduction” means: (a) the amount of any Transaction Expense; (b) the employer portion of any employment Tax on any Transaction Expense; (c) any payment described in (or with respect to any item in) the definition of Indebtedness that gives rise to any deduction for Income Tax purposes; and (d) any other payment made in connection with any of the transactions contemplated hereby that gives rise to any deduction for Income Tax purposes. For purposes of this Agreement, the Parties agree that 70% of success-based fees paid by or on behalf of the Company or any of its Affiliates will be deductible under Rev. Proc. 2011-29 and will be a Transaction Tax Deduction that falls in the taxable period ending on the Closing Date. “Transfer Taxes” is defined in Section 6.8(h). “Transferred Benefit Plans” is defined in Section 6.6(c). “Transition Services Agreement” means the Transition Services Agreement, dated the Closing Date and in substantially the form in Exhibit 11.4 (subject to Section 8.1(l)). “VEVRAA” is defined in Section 4.16(f). “WARN Act” means the Worker Adjustment and Retraining Notification Act of 1988, as amended. [SIGNATURE PAGES FOLLOW]

[Signature Page to Equity Purchase Agreement] IN WITNESS WHEREOF, each Party has executed this Equity Purchase Agreement effective as of the date first written above. COMPANY: SCRANTON MANUFACTURING COMPANY INC. By: /s/ Michael B. McLaughlin Name: Michael B. McLaughlin Its: President

IN WITNESS WHEREOF, each Party has executed this Equity Purchase Agreement effective as of the date first written above. BUYER: FEDERAL SIGNAL CORPORATION By: /s/ Jennifer L. Sherman Name: Jennifer L. Sherman Its: President and Chief Executive Officer

[Signature Page to Equity Purchase Agreement] IN WITNESS WHEREOF, each Party has executed this Equity Purchase Agreement effective as of the date first written above. SELLER: MCLAUGHLIN FAMILY COMPANIES INC. By: /s/ Michael B. McLaughlin Name: Michael B. McLaughlin Its: President